              As filed with the Securities and Exchange Commission
                                on April 29, 2005
                      Registration No. 333-40265; 811-08481

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

      Post-Effective Amendment No. 18                                   [X]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]

      Amendment No. 19                                                  [X]

                        (Check appropriate box or boxes)

                                   ----------

                         NATIONS SEPARATE ACCOUNT TRUST
                        (formerly Nations Annuity Trust)
               (Exact Name of Registrant as specified in Charter)
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
          (Address of Principal Executive Offices, including Zip Code)

                                   ----------

       Registrant's Telephone Number, including Area Code: (800) 321-7854
                                Scott Henderson
                         c/o Columbia Management Group
                               100 Federal Street
                                Boston, MA 02110
                     (Name and Address of Agent for Service)
                                With copies to:

Marco E. Adelfio, Esq.                                  Burton M. Leibert, Esq.
Steven G. Cravath, Esq.                                 Willkie Farr & Gallagher
Morrison & Foerster LLP                                 787 Seventh Avenue
2000 Pennsylvania Ave., N.W.                            New York, New York 10019
Suite 5500
Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant    [ ] on (date) pursuant to Rule 485(b),
    to Rule 485(b); or                      or

[ ] 60 days after filing pursuant to    [ ] on (date) pursuant to Rule 485(a)(1)
     Rule 485(a), or

[ ] 75 days after filing pursuant to    [ ] on (date) pursuant to paragraph
    paragraph (a)(2)                        (a)(2) of Rule 485

================================================================================

                                EXPLANATORY NOTE

     The Registrant is filing this Post-Effective Amendment No. 18 under the 1933 Act to the Company's Registration Statement on Form N-1A in order to provide updated financial information for the Trust's Funds and to effect certain non-material changes.

       Nations Separate Account Trust
       -------------------------------------------------------------------------
       Prospectus -- May 1, 2005
(NATIONS FUNDS LOGO)

STOCK PORTFOLIOS
Nations Asset Allocation Portfolio
Nations Value Portfolio
Nations Marsico Growth Portfolio
Nations Marsico Focused Equities Portfolio
Nations Marsico MidCap Growth Portfolio
Nations Marsico 21st Century Portfolio
Nations Small Company Portfolio
INTERNATIONAL STOCK PORTFOLIOS
Nations International Value Portfolio
Nations Marsico International Opportunities Portfolio

CORPORATE BOND PORTFOLIO
Nations High Yield Bond Portfolio


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 84.

YOUR INVESTMENT IN THESE PORTFOLIOS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about ten Nations Separate Account Trust Portfolios. The Portfolios are the underlying investment vehicles for certain variable annuity and/or variable life insurance separate accounts issued by leading life insurance companies. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. NATIONS INTERNATIONAL VALUE PORTFOLIO IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS. PLEASE SEE THE PORTFOLIO'S DESCRIPTION FOR MORE INFORMATION.

ABOUT THE PORTFOLIOS

Each Portfolio has a different investment focus:

  - Stock Portfolios invest primarily in equity securities of U.S. companies. Within the Stock Portfolios category is Nations Asset Allocation Portfolio. This Portfolio invests in a mix of equity and fixed income securities, as well as money market instruments.

  - International Stock Portfolios invest primarily in equity securities of companies outside the U.S.

  - Corporate Bond Portfolios focus on the potential to earn income by investing primarily in fixed income securities. Nations High Yield Bond Portfolio focuses on the potential to earn income by investing primarily in high yield debt securities. High yield bond portfolios offer the opportunity for higher levels of income than other corporate bond portfolios.

The Portfolios also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT PORTFOLIOS FOR YOU

Not every Portfolio is right for every investor. When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock and International Stock Portfolios generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

Nations High Yield Bond Portfolio focuses on the potential to earn income. It may be suitable for you if:

  - you're looking for income

  - you want to diversify your existing portfolio

  - you have longer-term investment goals

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

  - you're seeking preservation of capital and stability of share price

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BACAP AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN PORTFOLIOS.




 YOU'LL FIND MORE ABOUT BACAP AND THE SUB-ADVISERS STARTING ON PAGE 61.

--------------------------------------------------------------------------------


NATIONS ASSET ALLOCATION PORTFOLIO                               5
------------------------------------------------------------------
NATIONS VALUE PORTFOLIO                                         12
------------------------------------------------------------------
NATIONS MARSICO GROWTH PORTFOLIO                                17
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO                      22
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO MIDCAP GROWTH PORTFOLIO                         27
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO 21ST CENTURY PORTFOLIO                          32
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS SMALL COMPANY PORTFOLIO                                 38
------------------------------------------------------------------
NATIONS INTERNATIONAL VALUE PORTFOLIO                           43
Sub-adviser: Brandes Investment Partners, L.P.
------------------------------------------------------------------
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO           48
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS HIGH YIELD BOND PORTFOLIO                               53
Sub-adviser: MacKay Shields LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     58
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  61

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and transferring shares                       69
  How selling and servicing agents are paid                     73
  Distributions and taxes                                       75
  Legal matters                                                 76
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            77
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   84
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS PORTFOLIO'S ADVISER. BACAP'S QUANTITATIVE STRATEGIES GROUP TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE PORTFOLIO. LEONARD APLET AND RICHARD CUTTS OF BACAP MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP STARTING ON PAGE 61.

WHAT IS AN ASSET ALLOCATION PORTFOLIO?

THIS ASSET ALLOCATION PORTFOLIO INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGEMENT TEAM CHANGES THE MIX BASED ON ITS ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

ASSET ALLOCATION PORTFOLIOS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The team uses asset allocation and active security selection as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

The equity securities the Portfolio invests in are primarily common stocks of medium and large-sized companies whose market capitalizations typically are at least $1 billion and that are believed to have potential for long-term growth.

In selecting investments for the equity portion of the Portfolio, the team uses quantitative analysis to evaluate the attractiveness of each potential investment generally selected from the universe of companies included in the Russell 1000 Index. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The fixed income securities the Portfolio invests in are primarily investment grade bonds and notes. The Portfolio may invest up to 10% of its total assets in high yield debt securities which are often referred to as "junk bonds." The Portfolio normally invests at least 25% of its assets in senior securities. The Portfolio may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team may sell a security when the Portfolio's asset allocation changes, if there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Asset Allocation Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- The prices of the Portfolio's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - MORTGAGE-RELATED RISK -- The value of the Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage

        Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Portfolio's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN OTHER NATIONS FUNDS -- The Portfolio may pursue its fixed income securities strategy by investing in Nations Bond Fund. BACAP and its affiliates are entitled to receive fees from Nations Bond Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Asset Allocation Portfolio for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Portfolio's investment in another Fund. BACAP and its affiliates may waive fees which they are entitled to receive from Nations Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

EFFECTIVE JANUARY 1, 2002, BACAP'S GROWTH STRATEGIES TEAM REPLACED CHICAGO EQUITY PARTNERS, LLC (CHICAGO EQUITY) AS THE TEAM RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE EQUITY PORTION OF THE PORTFOLIO. BACAP HAS A DIFFERENT EQUITY INVESTMENT STYLE THAN CHICAGO EQUITY.

EFFECTIVE DECEMBER 31, 2002, THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGIES WERE MODIFIED AND THE BACAP QUANTITATIVE STRATEGIES TEAM TOOK OVER THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE EQUITY PORTION OF THE PORTFOLIO.

EFFECTIVE NOVEMBER 17, 2004, LEONARD APLET AND RICHARD CUTTS REPLACED BACAP'S FIXED INCOME MANAGEMENT TEAM AS THE PORTFOLIO MANAGERS RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE PORTFOLIO.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
                1.44%    8.14%   -4.72%   -13.54%  19.09%    8.21%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2003:           9.00%
         WORST: 3RD QUARTER 2001:         -8.59%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the Russell 1000 Index and the Lehman Brothers U.S. Aggregate Index. The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         NATIONS ASSET ALLOCATION PORTFOLIO               8.21%    2.80%     1.94%



         RUSSELL 1000 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES OR EXPENSES)                             11.40%   -1.76%     3.25%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES OR EXPENSES)            4.34%    7.71%     6.59%




      *THE INCEPTION DATE OF NATIONS ASSET ALLOCATION PORTFOLIO IS MARCH 27,
       1998. THE RETURNS FOR THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.50%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.82%
                                                                         --------



         Total annual Portfolio operating expenses                      1.57%



         Fee waivers and/or reimbursements                             (0.57)%
                                                                         --------



         Total net expenses(3)                                          1.00%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.50% for assets up to $500 million; 0.45% for assets in excess of $500 million and up to $1 billion; 0.40% for assets in excess of $1 billion and up to $1.5 billion; 0.35% for assets in excess of $1.5 billion and up to $3 billion; 0.33% for assets in excess of $3 billion and up to $6 billion; and 0.31% for assets in excess of $6 billion.

      (3)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS ASSET ALLOCATION PORTFOLIO      $102     $440      $801      $1,819

NATIONS VALUE PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS PORTFOLIO'S ADVISER. BACAP'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 61.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT REDUCED PRICES, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio normally invests at least 80% of its assets in common stocks of
                   U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million. The Portfolio may also invest up to 20% of its assets in foreign securities. The Portfolio may also invest in real estate investment trusts.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three pronged approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including expected cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Value Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
                2.50%    7.47%   -7.20%   -20.73%  30.17%   13.18%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2003:           16.39%
         WORST: 3RD QUARTER 2002:         -20.96%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         NATIONS VALUE PORTFOLIO                         13.18%    3.10%     3.32%



         RUSSELL 1000 VALUE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES OR EXPENSES)              16.49%    5.27%     5.48%

      *THE INCEPTION DATE OF NATIONS VALUE PORTFOLIO IS MARCH 27, 1998. THE
       RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.54%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.43%
                                                                         --------



         Total annual Portfolio operating expenses                      1.22%



         Fee waivers and/or reimbursements                             (0.25)%
                                                                         --------



         Total net expenses(3)                                          0.97%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.54% for assets up to $500 million; 0.49% for assets in excess of $500 million and up to $1 billion; 0.44% for assets in excess of $1 billion and up to $1.5 billion; 0.39% for assets in excess of $1.5 billion and up to $3 billion; 0.37% for assets in excess of $3 billion and up to $6 billion; and 0.35% for assets in excess of $6 billion.

      (3)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees until April 30, 2006. In addition, the Portfolio's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses, excluding distribution (12b-1) and shareholder servicing fees, to 1.00% until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this waiver and/or limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS VALUE PORTFOLIO                 $99      $362      $646      $1,455

NATIONS MARSICO GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 66.

WHY INVEST IN A GROWTH PORTFOLIO?

GROWTH PORTFOLIOS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS PORTFOLIO INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO MAY 1, 2002, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               55.10%   -12.42%  -17.63%  -16.13%  30.59%   13.03%





--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           36.77%
         WORST: 3RD QUARTER 2001:         -16.31%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                               LIFE OF
                                                            1 YEAR   5 YEARS    FUND*
         NATIONS MARSICO GROWTH PORTFOLIO                   13.03%   -2.24%     8.03%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES OR
           EXPENSES)                                        10.88%   -2.30%     2.95%

       *THE INCEPTION DATE OF NATIONS MARSICO GROWTH PORTFOLIO IS MARCH 27,
        1998. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.74%



         Distribution (12b-1) and shareholder servicing fees(3)         0.25%



         Other expenses                                                 0.37%
                                                                         --------



         Total annual Portfolio operating expenses                      1.36%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.74% for assets up to $500 million; 0.69% for assets in excess of $500 million and up to $1 billion; 0.64% for assets in excess of $1 billion and up to $1.5 billion; 0.59% for assets in excess of $1.5 billion and up to $3 billion; 0.57% for assets in excess of $3 billion and up to $6 billion; and 0.55% for assets in excess of $6 billion.

      (3)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO GROWTH PORTFOLIO        $138     $431      $745      $1,635

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 66.

WHAT IS A FOCUSED PORTFOLIO?

A FOCUSED PORTFOLIO INVESTS IN A SMALL NUMBER OF COMPANIES. THIS PORTFOLIO FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED PORTFOLIO HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- This Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity portfolios. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Portfolio will tend to have greater price swings than the value of more diversified equity portfolios. The Portfolio may become a diversified portfolio by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR


      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               53.28%   -15.82%  -17.72%  -15.13%  33.10%   11.41%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           32.37%
         WORST: 1ST QUARTER 2001:         -16.92%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004


      The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                          LIFE OF
                                                      1 YEAR   5 YEARS     FUND*
         NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO   11.41%   -2.71%      8.52%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES OR EXPENSES)                          10.88%   -2.30%      2.95%

      *THE INCEPTION DATE OF NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO IS MARCH
       27, 1998. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.74%



         Distribution (12b-1) and shareholder servicing fees(3)         0.25%



         Other expenses                                                 0.34%
                                                                         --------



         Total annual Portfolio operating expenses                      1.33%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.74% for assets up to $500 million; 0.69% for assets in excess of $500 million and up to $1 billion; 0.64% for assets in excess of $1 billion and up to $1.5 billion; 0.59% for assets in excess of $1.5 billion and up to $3 billion; 0.57% for assets in excess of $3 billion and up to $6 billion; and 0.55% for assets in excess of $6 billion.

      (3)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO FOCUSED EQUITIES
           PORTFOLIO                             $135     $421      $729      $1,601

NATIONS MARSICO MIDCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS FUND'S ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGE 66.

WHAT IS A MIDCAP GROWTH
PORTFOLIO?

A MIDCAP GROWTH PORTFOLIO INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in U.S. companies whose market capitalizations are within the range of companies within the Russell Midcap Growth Index (currently between $37.9 billion and $466 million, but subject to change due to market fluctuations) and that are believed to have the potential for long-term growth. The Portfolio usually holds a core position of between 50 and 75 equity securities. The Portfolio may hold up to
                   15% of its assets in foreign securities.

The Portfolio may also invest in non-equity securities (which aren't part of its principal investment strategies), but it won't hold more than 10% of its assets in any one type of these non-equity securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes that may include factors such as the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to attempt to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to attempt to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico MidCap Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - MID-CAPITALIZATION COMPANY RISK -- Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies because they may have more limited financial resources and markets than larger companies. The stocks of mid-capitalization companies may trade less frequently and in more limited volume than those of larger companies. Additionally, mid-capitalization stocks may be more volatile than those of larger companies

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest up to 15% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO FEBRUARY 24, 2003, THE PORTFOLIO HAD A DIFFERENT PORTFOLIO MANAGEMENT TEAM AND PRIOR TO SEPTEMBER 5, 2003, THE PORTFOLIO HAD A DIFFERENT INVESTMENT OBJECTIVE AND DIFFERENT PRINCIPAL INVESTMENT STRATEGIES.

PRIOR TO NOVEMBER 1, 2004, THE PORTFOLIO WAS NOT MANAGED BY THE CURRENT INVESTMENT SUB-ADVISER AND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004
                ----     ----     ----
               -34.00%  27.47%   14.08%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2004:           16.71%
         WORST: 2ND QUARTER 2002:         -20.70%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total returns for each period, compared with the Russell MidCap Growth Index, an unmanaged index which measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and forecasted growth values. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                         LIFE OF
                                                              1 YEAR    PORTFOLIO*
         NATIONS MARSICO MIDCAP GROWTH PORTFOLIO               14.08%     -5.58%



         RUSSELL MIDCAP GROWTH INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES OR EXPENSES)                               15.48%      2.45%




      *THE INCEPTION DATE OF NATIONS MARSICO MIDCAP GROWTH PORTFOLIO IS MAY 1,
       2001. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.65%



         Distribution (12b-1) and shareholder servicing fees(2)         0.25%



         Other expenses                                                 0.48%
                                                                         --------



         Total annual Portfolio operating expenses                      1.38%



         Fee waivers and/or reimbursements                             (0.13)%
                                                                         --------



         Total net expenses(3)                                          1.25%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

      (3)The Portfolio's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses, excluding distribution (12b-1) and shareholder servicing fees, to 1.00% until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this waiver and/or limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO MIDCAP GROWTH
           PORTFOLIO                             $127     $424      $743      $1,646

NATIONS MARSICO 21ST CENTURY PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGE 66.

WHAT IS A MULTI-CAP PORTFOLIO?

A MULTI-CAP PORTFOLIO INVESTS IN COMPANIES ACROSS THE CAPITALIZATION
SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP PORTFOLIO, THIS PORTFOLIO MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio is an aggressive growth portfolio that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Portfolio may invest without limit in foreign securities.

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico 21st Century Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

PRIOR TO FEBRUARY 1, 2003, THE PORTFOLIO HAD A DIFFERENT PORTFOLIO MANAGER.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
                9.75%   -27.17%  -26.56%  -8.20%   48.86%   22.35%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2003:           21.91%
         WORST: 1ST QUARTER 2001:         -25.38%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period for the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies ranked by market capitalization. Prior to August 1, 2004, the Portfolio compared its performance to the S&P 500 Index. The Portfolio changed the index to which it compares its performance because the Russell 3000 Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         NATIONS MARSICO 21ST CENTURY PORTFOLIO          22.35%   -2.21%     0.65%



         RUSSELL 3000 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES OR EXPENSES)                             11.95%   -1.16%     3.40%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES
           OR EXPENSES)                                  10.88%   -2.30%     2.95%




      *THE INCEPTION DATE OF NATIONS MARSICO 21ST CENTURY PORTFOLIO IS MARCH 27,
       1998. THE RETURNS FOR THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.74%



         Distribution (12b-1) and shareholder servicing fees(3)         0.25%



         Other expenses                                                 1.07%
                                                                         --------



         Total annual Portfolio operating expenses                      2.06%



         Fee waivers and/or reimbursements                             (0.71)%
                                                                         --------



         Total net expenses(4)                                          1.35%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.74% for assets up to $500 million; 0.69% for assets in excess of $500 million and up to $1 billion; 0.64% for assets in excess of $1 billion and up to $1.5 billion; 0.59% for assets in excess of $1.5 billion and up to $3 billion; 0.57% for assets in excess of $3 billion and up to $6 billion; and 0.55% for assets in excess of $6 billion.

      (3)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

      (4)The Portfolio's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses, excluding distribution (12b-1) and shareholder servicing fees, to 1.10% until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this waiver and/or limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO 21ST CENTURY
           PORTFOLIO                             $137     $577     $1,043     $2,333

NATIONS SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

BACAP IS THIS PORTFOLIO'S ADVISER. BACAP'S SMALL&MIDCAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BACAP ON PAGE 61.

WHY INVEST IN A SMALL COMPANY PORTFOLIO?

A SMALL COMPANY PORTFOLIO INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in companies with a market capitalization of $2 billion or less.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - quantitative analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Small Company Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
                5.92%   10.84%    3.93%   -26.37%  34.96%   10.16%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           23.38%
         WORST: 3RD QUARTER 2001:         -20.50%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         NATIONS SMALL COMPANY PORTFOLIO                 10.16%    4.75%     2.87%



         RUSSELL 2000 GROWTH INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES OR EXPENSES)              14.31%   -3.57%     1.24%

      *THE INCEPTION DATE OF NATIONS SMALL COMPANY PORTFOLIO IS MARCH 27, 1998.
       THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.64%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.55%
                                                                         --------



         Total annual Portfolio operating expenses                      1.44%



         Fee waivers and/or reimbursements                             (0.25)%
                                                                         --------



         Total net expenses(3)                                          1.19%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.64% for assets up to $500 million; 0.59% for assets in excess of $500 million and up to $1 billion; and 0.54% for assets in excess of $1 billion.

      (3)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees until April 30, 2006. In addition, the Portfolio's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses, excluding distribution (12b-1) and shareholder servicing fees, to 1.25% until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this waiver and/or limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS SMALL COMPANY PORTFOLIO         $121     $431      $763      $1,703

NATIONS INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGES 66-67.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE PORTFOLIO.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Portfolio typically invests in at least three countries other than the United States at any one time.

The Portfolio primarily invests in equity securities, either directly or indirectly through closed-end investment companies and depositary receipts.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE PORTFOLIO HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE PORTFOLIO WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

    - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR



    - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).



  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         NATIONS INTERNATIONAL VALUE PORTFOLIO IS NO LONGER ACCEPTING NEW INVESTMENTS
                   FROM CURRENT OR PROSPECTIVE INVESTORS. SHARES OF NATIONS INTERNATIONAL VALUE
                   PORTFOLIO CURRENTLY MAY ONLY BE PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS.
                   Nations International Value Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -9.87%   -16.04%  51.28%   22.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2003:            27.91%
         WORST: 3RD QUARTER 2002:          -21.45%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                         LIFE OF
                                                              1 YEAR      FUND*
         NATIONS INTERNATIONAL VALUE PORTFOLIO                 22.35%      6.48%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES OR
           EXPENSES)                                           20.25%     -0.42%

      *THE INCEPTION DATE OF NATIONS INTERNATIONAL VALUE PORTFOLIO IS JULY 7,
       2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.85%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.67%
                                                                         --------



         Total annual Portfolio operating expenses                      1.77%



         Fee waivers and/or reimbursements                             (0.52)%
                                                                         --------



         Total net expenses(3)                                          1.25%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.85% for assets up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion; 0.75% for assets in excess of $1 billion and up to $1.5 billion; 0.70% for assets in excess of $1.5 billion and up to $3 billion; 0.68% for assets in excess of $3 billion and up to $6 billion; and 0.66% for assets in excess of $6 billion.

      (3)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS INTERNATIONAL VALUE PORTFOLIO   $127     $507      $911      $2,041

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND JAMES GENDELMAN ON PAGE 66.

WHAT IS AN INTERNATIONAL PORTFOLIO?

INTERNATIONAL STOCK PORTFOLIOS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Portfolio may invest in common stocks of companies operating in emerging markets.

The Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico International Opportunities Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - FUTURES RISK -- This Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Portfolio's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               43.05%   -13.81%  -13.98%  -7.35%   40.25%   16.59%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           28.55%
         WORST: 3RD QUARTER 2001:         -18.63%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period compared with the MSCI EAFE Index, an unmanaged capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         NATIONS MARSICO INTERNATIONAL OPPORTUNITIES
           PORTFOLIO                                    16.59%     2.35%    7.75%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES OR EXPENSES)                            20.25%    -1.13%    3.41%

      *THE INCEPTION DATE OF NATIONS MARSICO INTERNATIONAL OPPORTUNITIES
       PORTFOLIO IS MARCH 27, 1998. THE RETURN FOR THE INDEX SHOWN IS FROM MARCH 31, 1998.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.80%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.52%
                                                                         --------



         Total annual Portfolio operating expenses                      1.57%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         --------



         Total net expenses(2)                                          1.50%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO INTERNATIONAL
           OPPORTUNITIES PORTFOLIO               $153     $489      $849      $1,861

NATIONS HIGH YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 67.

HIGH YIELD DEBT SECURITIES

THIS PORTFOLIO INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "BB" or "B" by
                   Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed to a specific duration. Its duration will generally track the
                   CSFB High Yield Index.

The Portfolio invests primarily in:

  - Domestic corporate high yield debt securities, including private placements

  - U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  - Zero-coupon bonds

  - U.S. government obligations

  - Equity securities (up to 20% of its assets), which may include convertible securities

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the Portfolio, the team:

  - focuses on individual security selection ("bottom-up" analysis)

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  - tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations High Yield Bond Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE PORTFOLIO'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               8.32%    2.18%   31.20%   11.40%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2003:          10.75%
         WORST: 3RD QUARTER 2002:         -5.88%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the CSFB High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         NATIONS HIGH YIELD BOND PORTFOLIO                        11.40%    9.96%



         CSFB HIGH YIELD INDEX (REFLECTS NO DEDUCTIONS FOR FEES
           OR EXPENSES)                                           11.95%    9.32%

      *THE INCEPTION DATE OF NATIONS HIGH YIELD BOND PORTFOLIO IS JULY 7, 2000.
       THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.55%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.40%
                                                                         --------



         Total annual Portfolio operating expenses                      1.20%



         Fee waivers and/or reimbursements                             (0.25)%
                                                                         --------



         Total net expenses(2)                                          0.95%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees until April 30, 2006. In addition, the Portfolio's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses, excluding distribution (12b-1) and shareholder servicing fees, to 1.00% until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this waiver and/or limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS HIGH YIELD BOND PORTFOLIO       $97      $356      $636      $1,432

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Portfolio's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - Nations Separate Account Trust has obtained exemptive relief from the SEC relating to the sale of shares to life insurance companies and qualified plans. Accordingly, the Portfolios may be made available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as directly to qualified plans and certain other permitted persons. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in Nations Separate Account Trust and the interests of qualified plans investing in Nations Separate Account Trust may conflict. Nations Separate Account Trust currently does not foresee any disadvantages to shareholders arising from these potential conflicts of interest. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. The 80% Policy of certain Portfolios may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Portfolios and other investment policies of any Portfolio may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each of the Portfolios may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.
      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolios for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Portfolios.

      - FOREIGN INVESTMENT RISK -- Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved, such as those of immature economics and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, distribution, administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TRANSACTION COSTS -- Each Portfolio may incur significant transaction costs that are in addition to the total annual Portfolio operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Portfolio's transactions costs are not.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolios' SAI and on the Nations Funds' website. In addition, a complete list of each Portfolio's holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com by clicking on the link relating to N-Q filings and will remain available on the linked website as part of the Trust's filings with the SEC.

      - PORTFOLIO TURNOVER -- A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rates for the Portfolios in FINANCIAL HIGHLIGHTS.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Nations Separate Account Trust Portfolios. Nations Separate Account Trust is a series of mutual funds that provides underlying investment alternatives for certain variable annuity contracts and/or variable life insurance policies.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which BACAP asset management team or portfolio managers are responsible for making the day-to-day investment decisions for each Portfolio for which BACAP has not engaged an investment sub-adviser. In addition, the table tells you the individual members that make up the BACAP teams. The professional biographies of the portfolio managers and team members follow the table. The SAI provides additional information about the compensation of the portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

  PORTFOLIO                BACAP TEAM/PORTFOLIO MANAGERS  BACAP TEAM MEMBERS
  NATIONS ASSET            QUANTITATIVE STRATEGIES GROUP  VIKRAM KURIYAN, MICHAEL
  ALLOCATION PORTFOLIO     FOR THE EQUITY PORTION OF THE  WELHOELTER
                           PORTFOLIO



                           LEONARD APLET AND RICHARD      NOT TEAM MANAGED
                           CUTTS FOR THE FIXED INCOME
                           AND MONEY MARKET PORTIONS OF
                           THE PORTFOLIO



  NATIONS VALUE PORTFOLIO  VALUE STRATEGIES TEAM          LORI ENSINGER, DAVID
                                                          HOFFMAN, NOAH PETRUCCI,
                                                          DIANE SOBIN



  NATIONS SMALL COMPANY    SMALL&MIDCAP GROWTH            DANIEL COLE, CHRISTIAN
  PORTFOLIO                STRATEGIES TEAM                PINENO

LEONARD A. APLET, CFA Leonard Aplet is head of Portland investment grade fixed income, portfolio manager, and a managing director for Columbia Management.(1) He concentrates his efforts on fixed income portfolio management and quantitative analysis, specializing in mortgage- and asset-backed securities analysis. Before assuming management of the team in 2000, Mr. Aplet was the co-head of the Portland fixed income group from 1997 to 2000. He currently co-manages Nations Short Term Income Fund, the fixed income portion of the Nation Asset Allocation Fund, and Nations Bond Fund, focusing on the mortgage- and asset-backed strategy. Mr. Aplet may also manage other investment products for both BACAP and Columbia Management. Mr. Aplet has been in the investment community since joining Columbia Management in 1987. Mr. Aplet earned his bachelor's degree from Oregon State University in 1976

(1)Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. BACAP is part of Columbia Management.

and his MBA in Finance from the University of California at Berkeley in 1987. He is a member of the Portland Society of Financial Analysts.

DANIEL H. COLE, CFA Daniel Cole, Director, is a senior equity portfolio manger for Columbia Management. Mr. Cole has served as a portfolio manager dedicated to small-cap and mid-cap growth strategies, including Nations Small Company Fund, since joining BACAP in 2001. Mr. Cole may also manage other investment products for both BACAP and Columbia Management. In addition to general portfolio management responsibilities, Mr. Cole is directly responsible for investment in industries including aerospace and defense, transportation, semiconductors, biotech, medical devices, insurance, financial services and oil services. Prior to joining BACAP, he worked for Neuberger Berman as a portfolio manager and analyst on the small-cap growth team from 1999 to 2001. Mr. Cole has been in the investment community since 1993. Mr. Cole earned his bachelor's degree from Guilford College and his MBA with a concentration in Finance from Virginia Polytechnic Institute. He is a member of the North Carolina Society of Financial Analysts and former secretary of the society's board of directors. Mr. Cole has been interviewed by Bloomberg Radio and CNNfn, and has been quoted in articles in The Wall Street Journal and the journal Business North Carolina.

RICHARD R. CUTTS, CFA Rick Cutts is a senior vice president for Columbia Management, where he has managed taxable fixed income portfolios for more than five years. Mr. Cutts currently co-manages Nations Short Term Income Fund, the fixed income portion of Nations Asset Allocation Fund and is the manager of the Mortgage- and Asset-Backed Portfolio. He may also manage other investment products for both BACAP and Columbia Management. Mr. Cutts has been in the investment community since 1992. Mr. Cutts earned his bachelor's degree in Business Administration from the University of Southern California and his MBA from the University of San Diego in 1990. He is a member of the Portland Society of Financial Analysts.

LORI J. ENSINGER, CFA Lori Ensinger has served as the head of the Value Strategies Team at Columbia Management since 2004, co-managing Nations Value Fund. In this role, she is responsible for a team of portfolio managers and analysts that specializes in large-, mid- and small-capitalization value equities. Ms. Ensinger may also manage other investment products for both BACAP and Columbia Management. From 2003 to 2004, Ms. Ensinger served as Head of Equities for BACAP. From 2001, when she joined BACAP, to 2003 Ms. Ensinger was the Head of Value Strategies. Prior to joining BACAP, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, from 1999 to 2001. Ms. Ensinger has been in the investment community since 1983. Ms. Ensinger earned her bachelor's degree in Biology from Williams College, Williamstown, Mass.

DAVID L. HOFFMAN David Hoffman is a managing director and senior portfolio manager on the Value Strategies Team at Columbia Management. Mr. Hoffman serves as co-portfolio manager of the mid-cap value mutual funds and institutional portfolios. Mr. Hoffman may also manage other investment products for both BACAP and Columbia Management. From 2003 to 2004, Mr. Hoffman served as Director of Equity Research for BACAP. In that role Mr. Hoffman was responsible for managing the staff of equity research analysts that provided fundamental research and support for various institutional, mutual fund and high-net-worth portfolios. Prior to assuming this role in 2003, he served as deputy director of research, overseeing a team of equity research analysts who cover value-oriented industries in 2003. From 2001 to 2003, Mr. Hoffman was a senior research analyst for BACAP's Value Strategies platform, with responsibility for value investment strategies and products, including mutual funds and separately managed accounts. Prior to joining

BACAP in 2001, Mr. Hoffman worked for Zurich Scudder Investments in several capacities, including Vice President of Equity Research from 1999 to 2001. In addition to serving as an equity analyst covering consumer staples companies and real estate investment trusts, Mr. Hoffman co-managed a dividend and growth fund, and co-managed the firm's value team of more than 20 portfolio managers and analysts. His earlier investment experience includes tenure as managing director, portfolio manager and analyst at HVB Asset Management, and as a vice president in real estate investments at Hypo Bank and its affiliates. He began his career in financial services at Swiss Bank Corp. and has been a member of the investment community since 1997. Mr. Hoffman earned a bachelor's degree in American and Russian studies from Grinnell College in Grinnell, Iowa and a master's degree in international affairs from Columbia University in New York.

VIKRAM J. KURIYAN, PHD, CFA Vikram Kuriyan has been a managing director and head of the Quantitative Strategies Group at Columbia Management since 2000. In this role, he is responsible for a wide variety of strategies, including index replication, enhanced indexing, enhanced LIBOR, active style core, custom portfolios, asset allocation and alpha transfer. Dr. Kuriyan also serves as lead portfolio manager for Nations LargeCap Enhanced Core Fund, Nations LargeCap Index Fund, Nations MidCap Index Fund, and Nations SmallCap Index Fund, as well as co-manager of Nations Asset Allocation Fund, Nations Asset Allocation Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, and Nations LifeGoal Income Portfolio. Dr. Kuriyan may also manage other investment products for both BACAP and Columbia Management. Dr. Kuriyan has been in the investment community since 1988. Dr. Kuriyan earned his bachelor's degree in Electrical Engineering from the Massachusetts Institute of Technology. He received his MS in Applied Mathematics from Harvard University. Dr. Kuriyan earned his PhD at Harvard University under a dissertation committee that included Nobel laureate Robert Merton.

NOAH J. PETRUCCI, CFA Noah Petrucci is a vice president and portfolio manager on the Value Strategies Team at Columbia Management, with primary focus on large-cap and mid-cap, value-style mutual funds and separate accounts. Mr. Hoffman may also manage other investment products for both BACAP and Columbia Management. Prior to joining BACAP in 2002, Mr. Petrucci worked for Zurich Scudder Investments, most recently as a product specialist/portfolio manager for the firm large-cap value and large-cap growth strategies groups. He has been a member of the investment community since 1993. Mr. Petrucci earned his bachelor degree in economics from the University of Massachusetts at Amherst. He is a member of the New York Society of Security Analysts and the CFA Institute.

CHRISTIAN F. PINENO, CFA As managing director and senior portfolio manager of small cap strategies, Mr. Pineno has been responsible for managing the Small&MidCap Growth Strategies Team, which handles the day-to-day management of numerous small-capitalization growth portfolios for BACAP, including Nations Small Company Fund and Nations Small Company Portfolio since 1999. Mr. Pineno may also manage other investment products for both BACAP and Columbia Management. Mr. Pineno has been in the investment community since 1994. Mr. Pineno earned his bachelor's degree in Rhetoric and Communication Studies from the University of Virginia and his MBA from the College of William and Mary. He is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts. Mr. Pineno has contributed articles to The Wall Street Journal and Investor's Business Daily, and has made occasional guest appearances on CNNfn.

DIANE L. SOBIN, CFA Diane Sobin is a managing director and senior portfolio manager on the Value Strategies Team at Columbia Management. Ms. Sobin serves as co-portfolio manager of the large- and mid-cap value mutual funds and institutional portfolios, including Nations MidCap Value Fund, Nations Value Fund, and Nations Value Portfolio. Ms. Sobin may also manage other investment products for both BACAP and Columbia Management. Ms. Sobin has served in this role since joining the firm in 2001. Prior to joining BACAP, she was a senior vice president and portfolio manager for assets managed under the U.S. large-cap value style at Zurich Scudder Investments from 2000 to 2001. From 1997 to 1999, Ms. Sobin was managing director and senior portfolio manager at Chase Asset Management, where she managed a growth and income fund invested in large-cap and mid-cap value stocks. Ms. Sobin has been in the investment community since 1983. Ms. Sobin earned her bachelor's degree in Business Administration, with a concentration in Finance, from Pace University in New York and is a member of the CFA Institute.

MICHAEL A. WELHOELTER, CFA Michael Welhoelter is a director and senior portfolio manager in the Quantitative Strategies Group at Columbia Management, responsible for the co-management of Nations Asset Allocation Fund, Nations Asset Allocation Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Income and Growth Portfolio and Nations LifeGoal Income Portfolio since 2004. Mr. Welhoelter may also manage other investment products for both BACAP and Columbia Management. From 2001 to 2004, Mr. Welhoelter served as a senior vice president and senior portfolio manager within the structured equity team at Columbia Management. Mr. Welhoelter joined Columbia Management in 2001 from Credit Suisse Asset Management, where he was a portfolio manager in the structured products group, overseeing long/short market neutral and the large cap core products from 1997 to 2001. Mr. Welhoelter has been in the investment community since 1988. Mr. Welhoelter earned his bachelor's degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

Nations Separate Account Trust pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BACAP uses part of this money to pay investment sub-advisers for the services they provide to certain Portfolios.

BACAP has agreed to waive fees and/or reimburse expenses for certain Portfolios. You'll find a discussion of any waiver and/or reimbursement in the Portfolio descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Portfolios' last fiscal year, after waivers and/or reimbursements. Certain Portfolios have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Portfolios for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS ASSET ALLOCATION PORTFOLIO                          0.50%        0.18%



  NATIONS VALUE PORTFOLIO                                     0.54%        0.54%



  NATIONS MARSICO GROWTH PORTFOLIO                            0.74%        0.74%



  NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO                  0.74%        0.74%



  NATIONS MARSICO MIDCAP GROWTH PORTFOLIO                     0.65%        0.52%



  NATIONS MARSICO 21ST CENTURY PORTFOLIO                      0.74%        0.03%



  NATIONS SMALL COMPANY PORTFOLIO                             0.64%        0.64%



  NATIONS INTERNATIONAL VALUE PORTFOLIO                       0.85%        0.58%



  NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO       0.80%        0.73%



  NATIONS HIGH YIELD BOND PORTFOLIO                           0.55%        0.55%

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP engage one or more investment sub-advisers for certain Portfolios to make day-to-day investment decisions for the Portfolio. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of BACAP's recommendations with approval only by the Board and not by Portfolio shareholders. BACAP or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BACAP and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Separate Account Trust and BACAP have engaged the following sub-advisers to provide day-to-day portfolio management for certain Portfolios. These sub-advisers function under the supervision of BACAP and the Board of Nations Separate Account Trust. Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Portfolios is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $35 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Growth Portfolio

  - Nations Marsico Focused Equities Portfolio

  - Nations Marsico 21st Century Portfolio

  - Nations Marsico MidCap Growth Portfolio

  - Nations Marsico International Opportunities Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Nations Marsico MidCap Growth Portfolio and Nations Marsico 21st Century Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

BRANDES INVESTMENT PARTNERS, L.P.

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, L.P.

Founded in 1974, Brandes is an investment advisory firm with 74 investment professionals who manage more than $85 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Portfolio. Information about certain team members follows.

                               LENGTH OF SERVICE       BUSINESS EXPERIENCE DURING THE PAST
      NAME AND TITLE             WITH THE FUND      FIVE YEARS (ALL POSITIONS ARE AT BRANDES)
  -----------------------    ---------------------  ------------------------------------------
  GLENN CARLSON              SINCE THE PORTFOLIO'S  CEO, 2004-PRESENT
  CHIEF EXECUTIVE OFFICER    INCEPTION
                                                    CO-CEO, 2002-2004
                                                    MANAGING PARTNER, 1996-2002



  BRENT WOODS                SINCE THE PORTFOLIO'S  MANAGING DIRECTOR - INVESTMENTS, 2002-
  MANAGING DIRECTOR -        INCEPTION              PRESENT
  INVESTMENTS
                                                    MANAGING PARTNER, 1998-2002



  WILLIAM PICKERING          SINCE THE PORTFOLIO'S  DIRECTOR - INVESTMENTS, 1998-PRESENT
  DIRECTOR - INVESTMENTS     INCEPTION



  AMELIA MORRIS              SINCE THE PORTFOLIO'S  SENIOR ANALYST, 1998-PRESENT
  SENIOR ANALYST             INCEPTION



  KEITH COLESTOCK            SINCE THE PORTFOLIO'S  SENIOR RESEARCH ANALYST, 2001-PRESENT
  SENIOR RESEARCH ANALYST    INCEPTION
                                                    PORTFOLIO MANAGER, 1996-2001


--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC

Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. As of June 30, 2004 the firm's 86 investment professionals manage more than $37 billion in assets, including over $15 billion in high yield assets.


MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

DONALD E. MORGAN, CFA Donald Morgan is a Senior Managing Director and Co-Head of Fixed Income -- High Yield Division of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Morgan was promoted to Senior Managing Director in the third quarter of 2002, and promoted to Managing Director in the fourth quarter of 1998. Prior to joining MacKay Shields, Mr. Morgan was a High Yield Analyst with Fidelity Management & Research from June 1994 to May 1997. Mr. Morgan received a BS in Finance from New York University and became a holder of the Chartered Financial Analyst designation in 1998. Mr. Morgan has been in the investment management and research industry since 1994.

J. MATTHEW PHILO, CFA Matt Philo is a Senior Managing Director of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Philo was promoted to Senior Managing Director in the fourth quarter of 2004 and promoted to Managing Director in the first quarter of 2000. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo became a holder of the Chartered Financial Analyst designation in 1993. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University. Mr. Philo has been in the investment management and research industry since 1984.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


The Portfolios are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Portfolios and is responsible for overseeing the administrative operations of the Portfolios. The Portfolios pay BACAP Distributors a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolios and is paid monthly, as follows:

  STOCK AND CORPORATE BOND PORTFOLIOS (EXCEPT NATIONS ASSET
    ALLOCATION PORTFOLIO)                                        0.23%



  INTERNATIONAL STOCK PORTFOLIOS (ALSO NATIONS ASSET
    ALLOCATION PORTFOLIO)                                        0.22%


--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and transferring shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING THE PORTFOLIOS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS, PARTICIPATING LIFE INSURANCE COMPANIES, AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


Nations Separate Account Trust Portfolios are available only to owners of variable annuity contracts and/or variable life insurance policies. Please refer to the prospectus that describes your annuity contract and/or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.
Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios may be more susceptible to these negative effects of market timing. For example, Portfolios that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Portfolios that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.
Shares of the Portfolios are held through insurance company separate accounts. Accordingly, essentially all purchase, redemption, and transfer orders are received through omnibus accounts, in which shares are held in the name of an insurance company on behalf of multiple variable product owners. Transaction requests submitted to the Portfolios reflect the netting of transactions of multiple variable product owners whose individual transactions are not disclosed to the Portfolios. Therefore, Nations Funds typically is not able to identify trading by a particular variable product owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing.
Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, Nations Funds monitors each separate account's daily purchase and redemption orders, which reflect the aggregate and net result of all purchase, redemption, and transfer activity of all variable product owners in that separate account. If Nations Funds detects that a separate account has conducted two "round trips" (as defined below) in a Portfolio that are deemed material by Nations Funds in any 28-day period or if, in the opinion of Nations Funds, the separate account's prior history may be consistent with a pattern of market timing by variable product owners, Nations Funds will request that the insurance company research the source of the activity and determine whether a particular variable product owner is engaging in market timing in violation of Nations Funds' policy. If an insurance company determines that a variable product owner has conducted two round trips that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally require rejection of such variable product owner's future purchase orders, including transfer purchase orders, involving any Portfolio. In addition, if Nations Funds determines that any variable product owner or separate account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders, involving the same or any other Portfolio. In any event, Nations Funds also retains the right to reject any order to buy or transfer shares and also retains the right to modify these market timing policies at any time without prior notice to shareholders. The right to redeem shares of a Portfolio are not affected by any of these limits.

For these purposes, a "round trip" is a purchase by any means into a Portfolio followed by a redemption, of any amount, by any means out of the same Portfolio. Under this definition, a transfer into a Portfolio followed by a transfer out of the same Portfolio is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an insurance company, adviser, selling agent or trust department, generally will not be considered to be under common ownership or control. The two round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

These policies will be applied uniformly to all insurance companies. However, there is no assurance that the insurance company will investigate trading activity at the request of Nations Funds, stop activity that proves to be against Nations Funds' policies or implement Nations Funds' market timing policies and practices. Nations Funds must rely, in large part, on the rights, ability, and willingness of insurance companies to detect and deter market timing. Nations Funds' policies are separate from, and in addition to, any policies and procedures adopted by an insurance company relating to variable product owner transactions. Certain insurance companies have different policies regarding monitoring and restricting market timing in the underlying variable product owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds' practices. For example, the terms and conditions of certain existing insurance contracts between an insurance company and a variable product owner may limit the ability of the insurance company to address frequent trading activity by the variable product owner. If the policy of an insurance company is to follow the market timing policy of the underlying investment options, then the policies and practices of the Nations Funds discussed herein will be implemented by such insurance company. The prospectus that describes your annuity contract and/or life insurance policy will contain a description of the insurance company's policies and procedures, if any, with respect to market timing. Nations Funds reserves the right, but does not have the obligation, to reject purchase orders from, or to stop or limit the offering of shares to, insurance company separate accounts. In addition, Nations Funds reserves the right to remove any insurance company from its platform that does not cooperate with the Portfolio's effort to deter market timing.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that either Nations Funds' or the insurance companies' policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Portfolio which may result in certain variable product owners being able to market time a Portfolio while the other variable product owners in that Portfolio bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each Portfolio at the end of each business day. First, we calculate the net asset value for each Portfolio by determining the value of the Portfolio's assets and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors hold in the Portfolio.

VALUING SECURITIES IN A PORTFOLIO

The value of a Portfolio's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Portfolio. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Portfolios may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Portfolio's share price is calculated. Foreign exchanges typically close before the time as of which Portfolio shares prices are calculated, and may be closed altogether on some days a Portfolio is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Portfolio shares. However, when a Portfolio uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Portfolios that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Portfolio could change on days when Portfolio shares cannot be bought or sold.

How selling and servicing agents are paid
(PERCENT SIGN GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Portfolios. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under a combined distribution and shareholder servicing plan.

BACAP Distributors and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to holders of variable annuity contracts and/or variable life insurance policies with whom the selling and servicing agents have a relationship.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other cash compensation relating to the sale, promotion and marketing of the Portfolios

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by BACAP or BACAP Distributors and not by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP and BACAP Distributors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BACAP and BACAP Distributors may pay significant amounts from their own assets to selling or servicing agents of the Portfolios for distribution-related activities or other services they provide. These amounts, which are in addition to any distribution (12b-1) and shareholder servicing fees paid by the Portfolios, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Portfolio shares or allocate or invest client assets among different investment options.

In addition, BACAP and BACAP Distributors may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(TAXES GRAPHIC)

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A portfolio can also have capital gain if the value of its investments increases. If a portfolio sells an investment at a gain, the gain is realized. If a portfolio continues to hold the investment, any gain is unrealized.

A mutual fund is generally not subject to federal income tax as long as it distributes its net investment income and net realized capital gain, if any, to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain, if any, to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Portfolios distribute any net realized capital gain at least once a year. Normally, all of the Portfolios declare and pay distributions of net investment income annually. The Portfolios may, however, declare and pay distributions of net investment income more frequently. Zero coupon bonds generate income each year to an investing Portfolio without generating cash for distributions. A Portfolio may be required to prematurely sell investments to make distributions or pay for redemptions.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is paid. Shares are eligible to receive distributions from the trade date or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Each time a distribution is made, the net asset value per share of the Portfolio is reduced by the amount of the distribution. We'll automatically reinvest distributions in additional shares of the same Portfolio.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT FEDERAL INCOME TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Shares of each Portfolio are only offered to you through a variable annuity contract and/or variable insurance policy of a participating insurance company. You should review the prospectus and other information provided to you by your participating insurance company regarding the federal income taxation of your variable annuity contract and/or variable life insurance policy. As discussed in the prospectus for your variable annuity contract or variable insurance policy, your contract or policy may qualify for favorable tax treatment.

As long as your variable annuity contract or variable insurance policy maintains favorable tax treatment, you will only be taxed on your investment in a Portfolio through such contract or policy, even if you sell Portfolio shares or receive the Portfolio's distributions. In order to qualify for such treatment, among other things, the "separate accounts" of participating insurance companies, which maintain and invest net proceeds from the variable annuity contracts and variable insurance policies, must be "adequately diversified." Each Portfolio intends to operate in such a manner so that a separate account investing in Portfolio shares on behalf of a holder of a variable annuity contract or variable insurance policy will be "adequately diversified."

Legal matters

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website at http://www.sec.gov. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds, its Board of Trustees, the Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings ("MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested. The total return line does not reflect fees and expenses associated with the annuity contract or life insurance policy which, if reflected, would reduce the total returns for all periods shown.

This financial information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Separate Account Trust's financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS ASSET ALLOCATION PORTFOLIO*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $9.48               $8.05               $9.46               $10.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.14                0.12                0.15                0.22
  Net realized and unrealized gain/(loss)
    on investments                               0.64                1.42               (1.43)              (0.70)
  Net increase/(decrease) in net asset
    value from operations                        0.78                1.54               (1.28)              (0.48)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)              (0.11)              (0.13)              (0.19)
  Total dividends and distributions             (0.14)              (0.11)              (0.13)              (0.19)
  Net asset value, end of year                  $10.12              $9.48               $8.05               $9.46
  TOTAL RETURN++                               8.21%(b)             19.09%             (13.54)%            (4.72)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $21,868             $18,771             $10,636             $10,085
  Ratio of operating expenses to average
    net assets                                 1.00%(a)            1.00%(a)            1.00%(a)            1.00%(a)
  Ratio of net investment income/(loss)
    to average net assets                       1.43%               1.37%               1.72%               2.31%
  Portfolio turnover rate                        205%                262%                372%                273%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.67%(a)            1.71%(a)            1.97%(a)            2.34%(a)

                                               YEAR ENDED
                                                12/31/00
  Net asset value, beginning of year             $9.65
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.31
  Net realized and unrealized gain/(loss)
    on investments                                0.48
  Net increase/(decrease) in net asset
    value from operations                         0.79
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.31)
  Total dividends and distributions              (0.31)
  Net asset value, end of year                   $10.13
  TOTAL RETURN++                                 8.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $7,321
  Ratio of operating expenses to average
    net assets                                  1.00%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.38%
  Portfolio turnover rate                         210%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.21%(a)

* Prior to May 1, 2001, Nations Asset Allocation Portfolio was known as Nations Balanced Assets Portfolio.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS VALUE PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $10.51              $8.15               $10.39              $11.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.15                0.13                0.12                0.10
  Net realized and unrealized gain/(loss)
    on investments                               1.24                2.33               (2.27)              (0.91)
  Net increase/(decrease) in net asset
    value from operations                        1.39                2.46               (2.15)              (0.81)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)              (0.10)              (0.09)              (0.09)
  Total dividends and distributions             (0.14)              (0.10)              (0.09)              (0.09)
  Net asset value, end of year                  $11.76              $10.51              $8.15               $10.39
  TOTAL RETURN++                              13.18%(c)             30.17%             (20.73)%            (7.20)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $76,093             $49,324             $19,598             $14,017
  Ratio of operating expenses to average
    net assets                                 1.00%(a)            1.00%(a)          1.00%(a)(b)           1.00%(a)
  Ratio of net investment income/(loss)
    to average net assets                       1.36%               1.47%               1.30%               1.00%
  Portfolio turnover rate                        48%                 55%                 89%                 168%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.33%(a)            1.40%(a)            1.59%(a)            2.00%(a)

                                               YEAR ENDED
                                               12/31/00#
  Net asset value, beginning of year             $10.61
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.12
  Net realized and unrealized gain/(loss)
    on investments                                0.67
  Net increase/(decrease) in net asset
    value from operations                         0.79
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.11)
  Total dividends and distributions              (0.11)
  Net asset value, end of year                   $11.29
  TOTAL RETURN++                                 7.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $11,073
  Ratio of operating expenses to average
    net assets                                1.00%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.12%
  Portfolio turnover rate                         174%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.87%(a)

++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARSICO GROWTH PORTFOLIO*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $14.73              $11.28              $13.45              $16.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.02)              (0.04)              (0.05)              (0.02)
  Net realized and unrealized gain/(loss)
    on investments                               1.94                3.49               (2.12)              (2.86)
  Net increase/(decrease) in net asset
    value from operations                        1.92                3.45               (2.17)              (2.88)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                  --                  --               (0.00)**
  Distributions from net realized capital
    gains                                         --                  --                  --                  --
  Total dividends and distributions               --                  --                  --               (0.00)**
  Net asset value, end of year                  $16.65              $14.73              $11.28              $13.45
  TOTAL RETURN++                              13.03%(c)             30.59%             (16.13)%            (17.63)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $153,100            $95,596             $56,948             $72,550
  Ratio of operating expenses to average
    net assets                               1.12%(a)(b)         1.13%(a)(b)         1.14%(a)(b)           1.10%(a)
  Ratio of net investment income/(loss)
    to average net assets                      (0.11)%             (0.34)%             (0.40)%             (0.14)%
  Portfolio turnover rate                        77%                 83%                 107%                113%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.37%(a)            1.38%(a)            1.42%(a)            1.43%(a)

                                               YEAR ENDED
                                               12/31/00#
  Net asset value, beginning of year             $18.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.00**
  Net realized and unrealized gain/(loss)
    on investments                               (2.34)
  Net increase/(decrease) in net asset
    value from operations                        (2.34)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.00)**
  Distributions from net realized capital
    gains                                        (0.19)
  Total dividends and distributions              (0.19)
  Net asset value, end of year                   $16.33
  TOTAL RETURN++                                (12.42)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $90,791
  Ratio of operating expenses to average
    net assets                                1.10%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.01%
  Portfolio turnover rate                         122%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.39%(a)

* Prior to May 1, 2002, Nations Marsico Growth Portfolio was known as Nations Marsico Growth & Income Portfolio.
** Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $15.16              $11.39              $13.42              $16.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.02)              (0.04)              (0.05)              (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               1.75                3.81               (1.98)              (2.88)
  Net increase/(decrease) in net asset
    value from operations                        1.73                3.77               (2.03)              (2.89)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                  --                  --                  --
  Distributions from net realized capital
    gains                                         --                  --                  --                  --
  Total dividends and distributions               --                  --                  --                  --
  Net asset value, end of year                  $16.89              $15.16              $11.39              $13.42
  TOTAL RETURN++                              11.41%(c)             33.10%             (15.13)%            (17.72)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $195,738            $162,096            $101,516            $116,739
  Ratio of operating expenses to average
    net assets                                 1.09%(a)            1.08%(a)          1.09%(a)(b)           1.10%(a)
  Ratio of net investment income/(loss)
    to average net assets                      (0.16)%             (0.29)%             (0.41)%             (0.08)%
  Portfolio turnover rate                        99%                 76%                 119%                128%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.34%(a)            1.33%(a)            1.35%(a)            1.38%(a)

                                               YEAR ENDED
                                               12/31/00#
  Net asset value, beginning of year             $19.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.01
  Net realized and unrealized gain/(loss)
    on investments                               (3.09)
  Net increase/(decrease) in net asset
    value from operations                        (3.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized capital
    gains                                        (0.31)
  Total dividends and distributions             (0.32)##
  Net asset value, end of year                   $16.31
  TOTAL RETURN++                                (15.82)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $148,714
  Ratio of operating expenses to average
    net assets                                1.10%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.06%
  Portfolio turnover rate                         141%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.36%(a)

++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARSICO MIDCAP GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                12/31/04#               12/31/03#               12/31/02#
  Net asset value, beginning of period            $7.10                   $5.57                   $8.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    (0.03)                  (0.03)                  (0.02)
  Net realized and unrealized gain/(loss)
    on investments                                 1.03                    1.56                   (2.85)
  Net increase/(decrease) in net asset
    value from operations                          1.00                    1.53                   (2.87)
  LESS DISTRIBUTIONS:
  Dividends from net investment income              --                      --                      --
  Total dividends and distributions                 --                      --                      --
  Net asset value, end of period                  $8.10                   $7.10                   $5.57
  TOTAL RETURN++                                14.08%(c)                 27.47%                 (34.00)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $59,233                 $38,540                 $12,641
  Ratio of operating expenses to average
    net assets                                 1.00%(a)(b)               1.00%(a)                1.00%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.49)%                 (0.41)%                 (0.38)%
  Portfolio turnover rate                          151%                    56%                     49%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.38%(a)                1.48%(a)                2.02%(a)

                                                PERIOD ENDED
                                                 12/31/01*#
  Net asset value, beginning of period             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     (0.02)
  Net realized and unrealized gain/(loss)
    on investments                                 (1.54)
  Net increase/(decrease) in net asset
    value from operations                          (1.56)
  LESS DISTRIBUTIONS:
  Dividends from net investment income               --
  Total dividends and distributions                  --
  Net asset value, end of period                   $8.44
  TOTAL RETURN++                                  (15.60)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $3,560
  Ratio of operating expenses to average
    net assets                                   1.00%+(a)
  Ratio of net investment income/(loss)
    to average net assets                         (0.19)%+
  Portfolio turnover rate                           20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       5.73%+(a)

* MidCap Growth Portfolio commenced operations on May 1, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARSICO 21ST CENTURY PORTFOLIO*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $8.50               $5.71               $6.22               $8.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.01)              (0.04)              (0.02)              (0.03)
  Net realized and unrealized gain/(loss)
    on investments                               1.91                2.83               (0.49)              (2.22)
  Net increase/(decrease) in net asset
    value from operations                        1.90                2.79               (0.51)              (2.25)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                  --                  --                  --
  Total dividends and distributions               --                  --                  --                  --
  Net asset value, end of year                  $10.40              $8.50               $5.71               $6.22
  TOTAL RETURN++                              22.35%(c)             48.86%             (8.20)%             (26.56)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $17,854             $10,914              $5,527              $4,825
  Ratio of operating expenses to average
    net assets                               1.10%(a)(b)           1.09%(a)            1.10%(a)            1.07%(a)
  Ratio of net investment income/(loss)
    to average net assets                      (0.11)%             (0.57)%             (0.36)%             (0.42)%
  Portfolio turnover rate                        174%                206%                352%                373%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.07%(a)            2.06%(a)            2.55%(a)            3.45%(a)

                                               YEAR ENDED
                                                12/31/00
  Net asset value, beginning of year             $11.63
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.03)
  Net realized and unrealized gain/(loss)
    on investments                               (3.13)
  Net increase/(decrease) in net asset
    value from operations                        (3.16)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Total dividends and distributions                --
  Net asset value, end of year                   $8.47
  TOTAL RETURN++                                (27.17)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,107
  Ratio of operating expenses to average
    net assets                                  1.00%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.25)%
  Portfolio turnover rate                         140%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.25%(a)

* Prior to May 1, 2001, Nations Marsico 21st Century Portfolio was known as Nations Aggressive Growth Portfolio and prior to May 1, 2000, Nations Aggressive Growth Portfolio was known as Nations Disciplined Equity Portfolio.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS SMALL COMPANY PORTFOLIO*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               12/31/04#            12/31/03#            12/31/02#            12/31/01#
  Net asset value, beginning of year             $9.65                $7.15                $9.72                $9.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.09)               (0.06)               (0.05)               (0.03)
  Net realized and unrealized gain/(loss)
    on investments                               1.07                 2.56                (2.51)                0.40
  Net increase/(decrease) in net asset
    value from operations                        0.98                 2.50                (2.56)                0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                   --                   --                   --
  Distributions from net realized capital
    gains                                         --                   --                 (0.01)               (0.04)
  Distributions from paid in capital                                   --                   --                   --
  Total dividends and distributions               --                   --                 (0.01)               (0.04)
  Net asset value, end of year                  $10.63                $9.65                $7.15                $9.72
  TOTAL RETURN++                               10.16%(c)             34.96%              (26.37)%               3.93%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $41,210              $35,264              $16,288              $12,579
  Ratio of operating expenses to average
    net assets                                1.25%(a)(b)          1.23%(a)(b)           1.25%(a)            1.07%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.89)%              (0.75)%              (0.64)%              (0.31)%
  Portfolio turnover rate                         68%                  57%                  48%                  70%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.70%(a)             1.61%(a)             1.92%(a)             2.14%(a)

                                               YEAR ENDED
                                                12/31/00#
  Net asset value, beginning of year              $9.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.03
  Net realized and unrealized gain/(loss)
    on investments                                1.03
  Net increase/(decrease) in net asset
    value from operations                         1.06
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.44)
  Distributions from net realized capital
    gains                                        (0.44)
  Distributions from paid in capital             (0.34)
  Total dividends and distributions              (1.22)
  Net asset value, end of year                    $9.39
  TOTAL RETURN++                                 10.84%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $9,328
  Ratio of operating expenses to average
    net assets                                  0.68%(a)
  Ratio of net investment income/(loss)
    to average net assets                         0.31%
  Portfolio turnover rate                          94%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.92%(a)

* Prior to May 1, 2001, Nations Small Company Portfolio was known as Nations SmallCap Index Portfolio and prior to May 1, 2000, Nations SmallCap Index Portfolio was known as Nations Managed SmallCap Index Portfolio.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS INTERNATIONAL VALUE
PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               12/31/04#            12/31/03#            12/31/02#            12/31/01#
  Net asset value, beginning of period          $10.25                $6.85                $8.40                $9.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.14                 0.09                 0.14                 0.11
  Net realized and unrealized gain/(loss)
    on investments                               2.14                 3.42                (1.49)               (1.05)
  Net increase/(decrease) in net asset
    value from operations                        2.28                 3.51                (1.35)               (0.94)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.18)               (0.10)               (0.11)               (0.05)
  Distributions from net realized capital
    gains                                       (0.94)               (0.00)**             (0.09)               (0.04)
  Distributions from paid in capital              --                 (0.01)                 --                   --
  Total dividends and distributions             (1.12)               (0.11)               (0.20)               (0.09)
  Net asset value, end of period                $11.41               $10.25                $6.85                $8.40
  TOTAL RETURN++                               22.35%(c)             51.28%              (16.04)%              (9.87)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $26,332              $24,212              $19,423              $11,506
  Ratio of operating expenses to average
    net assets                                 1.25%(a)            1.24%(a)(b)           1.25%(a)               1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.29%                1.17%                1.74%                1.25%
  Portfolio turnover rate                         30%                  10%                  15%                  10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.82%(a)             1.76%(a)             1.81%(a)               3.04%

                                              PERIOD ENDED
                                                12/31/00*
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.04
  Net realized and unrealized gain/(loss)
    on investments                               (0.57)
  Net increase/(decrease) in net asset
    value from operations                        (0.53)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.04)
  Distributions from net realized capital
    gains                                          --
  Distributions from paid in capital               --
  Total dividends and distributions              (0.04)
  Net asset value, end of period                  $9.43
  TOTAL RETURN++                                 (5.35)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,122
  Ratio of operating expenses to average
    net assets                                   1.25%+
  Ratio of net investment income/(loss)
    to average net assets                        1.32%+
  Portfolio turnover rate                          2%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      7.59%+(a)

* International Value Portfolio commenced operations on July 7, 2000.
** Amount represents less than $0.01 per share.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.



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

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $13.56              $9.67               $10.44              $12.17
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08               0.00**               0.02                0.06
  Net realized and unrealized gain/(loss)
    on investments                               2.17                3.89               (0.79)              (1.77)
  Net increase/(decrease) in net asset
    value from operations                        2.25                3.89               (0.77)              (1.71)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.05)             (0.00)**            (0.00)**             (0.02)
  Distributions from net realized capital
    gains                                       (0.02)                --                  --               (0.00)**
  Total dividends and distributions             (0.07)             (0.00)**            (0.00)**             (0.02)
  Net asset value, end of year                  $15.74              $13.56              $9.67               $10.44
  TOTAL RETURN++                              16.59%(c)             40.25%             (7.35)%             (13.98)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $113,124            $52,611             $14,819             $11,330
  Ratio of operating expenses to average
    net assets                                 1.50%(a)            1.45%(a)          1.25%(a)(b)         1.25%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       0.53%               0.02%               0.15%               0.57%
  Portfolio turnover rate                        130%                147%                175%                304%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.57%(a)            1.84%(a)            2.29%(a)            2.52%(a)

                                               YEAR ENDED
                                                12/31/00
  Net asset value, beginning of year             $14.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.02
  Net realized and unrealized gain/(loss)
    on investments                               (1.99)
  Net increase/(decrease) in net asset
    value from operations                        (1.97)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.02)
  Distributions from net realized capital
    gains                                        (0.19)
  Total dividends and distributions              (0.21)
  Net asset value, end of year                   $12.17
  TOTAL RETURN++                                (13.81)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $13,937
  Ratio of operating expenses to average
    net assets                                   1.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.20%
  Portfolio turnover rate                         30%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.20%

* Prior to May 1, 2001, Nations Marsico International Opportunities Portfolio was known as Nations International Growth Portfolio.
** Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS HIGH YIELD BOND PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of period          $10.41              $8.45               $8.87               $8.96
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.72                0.81                0.80                1.07
  Net realized and unrealized gain/(loss)
    on investments                               0.46                1.83               (0.61)              (0.33)
  Net increase/(decrease) in net asset
    value from operations                        1.18                2.64                0.19                0.74
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.69)              (0.67)              (0.61)              (0.83)
  Distributions from net realized capital
    gains                                       (0.36)              (0.01)                --                  --
  Total dividends and distributions             (1.05)              (0.68)              (0.61)              (0.83)
  Net asset value, end of period                $10.54              $10.41              $8.45               $8.87
  TOTAL RETURN++                              11.40%(b)             31.20%              2.18%               8.32%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $98,411             $80,317             $35,354             $17,276
  Ratio of operating expenses to
    average net assets                         0.95%(a)            0.96%(a)            1.00%(a)            1.00%(a)
  Ratio of net investment income/(loss)
    to average net assets                       6.71%               8.18%               9.19%               11.43%
  Portfolio turnover rate                        43%                 43%                 62%                 64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.20%(a)            1.23%(a)            1.44%(a)            2.13%(a)

                                              PERIOD ENDED
                                               12/31/00*
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.50
  Net realized and unrealized gain/(loss)
    on investments                               (1.03)
  Net increase/(decrease) in net asset
    value from operations                        (0.53)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.51)
  Net asset value, end of period                 $8.96
  TOTAL RETURN++                                (5.34)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $9,843
  Ratio of operating expenses to
    average net assets                           1.00%+
  Ratio of net investment income/(loss)
    to average net assets                       10.68%+
  Portfolio turnover rate                         74%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.78%+

* High Yield Bond Portfolio commenced operations on July 7, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Portfolios to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Portfolios the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Portfolios to declare their 80% Policy a fundamental policy. The SAI identifies each Portfolio that has adopted an 80% Policy as a fundamental policy as well as each Portfolio that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Portfolio's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Portfolio reach maturity. In general, the longer the average dollar-weighted maturity, the more a Portfolio's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issued must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Portfolio's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Portfolio's portfolio management team or portfolio manager(s) to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors. An American Depository Receipt (ADR) may be considered a foreign security by a Portfolio's portfolio management team or portfolio manager(s).

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.
FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Portfolio's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities, investment grade corporate bonds and asset-, mortgage-, and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) INDEX -- an unmanaged index, measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index which measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index which measures the performance of those securities in the Russell MidCap(R) Index with higher price-to-book ratios and forecasted growth values. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 INDEX(1) -- an unmanaged index of 500 widely held common stocks. The S&P covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by BACAP. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Portfolios.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

--------------------------------------------------------------------------------

NATIONS SEPARATE ACCOUNT TRUST

NATIONS SEPARATE ACCOUNT TRUST PORTFOLIOS ARE AVAILABLE ONLY TO OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY LEADING LIFE INSURANCE COMPANIES.

PLEASE REFER TO THE PROSPECTUS THAT DESCRIBES YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY FOR INFORMATION ABOUT HOW TO BUY, SELL AND TRANSFER YOUR INVESTMENT AMONG SHARES OF THE PORTFOLIOS.

--------------------------------------------------------------------------------

You'll find more information about Nations Separate Account Trust Portfolios in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Portfolios and their policies.
                   The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Separate Account Trust:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS SEPARATE ACCOUNT TRUST
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Separate Account Trust, 811-04305


                                                            (NATIONS FUNDS LOGO)

       Nations Separate Account Trust
       -------------------------------------------------------------------------
       Prospectus -- May 1, 2005
(NATIONS FUNDS LOGO)

STOCK PORTFOLIOS
Nations Marsico Growth Portfolio
Nations Marsico Focused Equities Portfolio
Nations Marsico MidCap Growth Portfolio
Nations Marsico 21st Century Portfolio
INTERNATIONAL STOCK PORTFOLIOS
Nations International Value Portfolio
Nations Marsico International Opportunities Portfolio

CORPORATE BOND PORTFOLIO
Nations High Yield Bond Portfolio


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 61.

YOUR INVESTMENT IN THESE PORTFOLIOS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about seven Nations Separate Account Trust Portfolios. The Portfolios are the underlying investment vehicles for certain variable annuity and/or variable life insurance separate accounts issued by leading life insurance companies. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. NATIONS INTERNATIONAL VALUE PORTFOLIO IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS. PLEASE SEE THE PORTFOLIO'S DESCRIPTION FOR MORE INFORMATION.

ABOUT THE PORTFOLIOS

Each Portfolio has a different investment focus:

  - Stock Portfolios invest primarily in equity securities of U.S. companies.

  - International Stock Portfolios invest primarily in equity securities of companies outside the U.S.

  - Corporate Bond Portfolios focus on the potential to earn income by investing primarily in fixed income securities. Nations High Yield Bond Portfolio focuses on the potential to earn income by investing primarily in high yield debt securities. High yield bond portfolios offer the opportunity for higher levels of income than other corporate bond portfolios.

The Portfolios also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT PORTFOLIOS FOR YOU

Not every Portfolio is right for every investor. When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock and International Stock Portfolios generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

Nations High Yield Bond Portfolio focuses on the potential to earn income. It may be suitable for you if:

  - you're looking for income

  - you want to diversify your existing portfolio

  - you have longer-term investment goals

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

  - you're seeking preservation of capital and stability of share price

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BACAP AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIOS.




 YOU'LL FIND MORE ABOUT BACAP AND THE SUB-ADVISERS STARTING ON PAGE 44.

--------------------------------------------------------------------------------


NATIONS MARSICO GROWTH PORTFOLIO                                 5
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO                      10
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO MIDCAP GROWTH PORTFOLIO                         15
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO 21ST CENTURY PORTFOLIO                          20
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS INTERNATIONAL VALUE PORTFOLIO                           26
Sub-adviser: Brandes Investment Partners, L.P.
------------------------------------------------------------------
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO           31
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS HIGH YIELD BOND PORTFOLIO                               36
Sub-adviser: MacKay Shields LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     41
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  44

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and transferring shares                       48
  How selling and servicing agents are paid                     52
  Distributions and taxes                                       54
  Legal matters                                                 55
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            56
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   61
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS MARSICO GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 45.

WHY INVEST IN A GROWTH PORTFOLIO?

GROWTH PORTFOLIOS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS PORTFOLIO INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO MAY 1, 2002, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               55.10%   -12.42%  -17.63%  -16.13%  30.59%   13.03%





--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           36.77%
         WORST: 3RD QUARTER 2001:         -16.31%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                               LIFE OF
                                                            1 YEAR   5 YEARS    FUND*
         NATIONS MARSICO GROWTH PORTFOLIO                   13.03%   -2.24%     8.03%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES OR
           EXPENSES)                                        10.88%   -2.30%     2.95%

       *THE INCEPTION DATE OF NATIONS MARSICO GROWTH PORTFOLIO IS MARCH 27,
        1998. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.74%



         Distribution (12b-1) and shareholder servicing fees(3)         0.25%



         Other expenses                                                 0.37%
                                                                       -------



         Total annual Portfolio operating expenses                      1.36%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.74% for assets up to $500 million; 0.69% for assets in excess of $500 million and up to $1 billion; 0.64% for assets in excess of $1 billion and up to $1.5 billion; 0.59% for assets in excess of $1.5 billion and up to $3 billion; 0.57% for assets in excess of $3 billion and up to $6 billion; and 0.55% for assets in excess of $6 billion.

      (3)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO GROWTH PORTFOLIO        $138     $431      $745      $1,635

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 45.

WHAT IS A FOCUSED PORTFOLIO?

A FOCUSED PORTFOLIO INVESTS IN A SMALL NUMBER OF COMPANIES. THIS PORTFOLIO FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED PORTFOLIO HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- This Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity portfolios. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Portfolio will tend to have greater price swings than the value of more diversified equity portfolios. The Portfolio may become a diversified portfolio by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR


      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               53.28%   -15.82%  -17.72%  -15.13%  33.10%   11.41%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           32.37%
         WORST: 1ST QUARTER 2001:         -16.92%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004


      The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                          LIFE OF
                                                      1 YEAR   5 YEARS     FUND*
         NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO   11.41%   -2.71%      8.52%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES OR EXPENSES)                          10.88%   -2.30%      2.95%

      *THE INCEPTION DATE OF NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO IS MARCH
       27, 1998. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.74%



         Distribution (12b-1) and shareholder servicing fees(3)         0.25%



         Other expenses                                                 0.34%
                                                                       -------



         Total annual Portfolio operating expenses                      1.33%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.74% for assets up to $500 million; 0.69% for assets in excess of $500 million and up to $1 billion; 0.64% for assets in excess of $1 billion and up to $1.5 billion; 0.59% for assets in excess of $1.5 billion and up to $3 billion; 0.57% for assets in excess of $3 billion and up to $6 billion; and 0.55% for assets in excess of $6 billion.

      (3)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO FOCUSED EQUITIES
           PORTFOLIO                             $135     $421      $729      $1,601

NATIONS MARSICO MIDCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS FUND'S ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGES 45-46.

WHAT IS A MIDCAP GROWTH
PORTFOLIO?

A MIDCAP GROWTH PORTFOLIO INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in U.S. companies whose market capitalizations are within the range of companies within the Russell Midcap Growth Index (currently between $37.9 billion and $466 million, but subject to change due to market fluctuations) and that are believed to have the potential for long-term growth. The Portfolio usually holds a core position of between 50 and 75 equity securities. The Portfolio may hold up to
                   15% of its assets in foreign securities.

The Portfolio may also invest in non-equity securities (which aren't part of its principal investment strategies), but it won't hold more than 10% of its assets in any one type of these non-equity securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes that may include factors such as the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to attempt to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to attempt to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico MidCap Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - MID-CAPITALIZATION COMPANY RISK -- Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies because they may have more limited financial resources and markets than larger companies. The stocks of mid-capitalization companies may trade less frequently and in more limited volume than those of larger companies. Additionally, mid-capitalization stocks may be more volatile than those of larger companies

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest up to 15% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO FEBRUARY 24, 2003, THE PORTFOLIO HAD A DIFFERENT PORTFOLIO MANAGEMENT TEAM AND PRIOR TO SEPTEMBER 5, 2003, THE PORTFOLIO HAD A DIFFERENT INVESTMENT OBJECTIVE AND DIFFERENT PRINCIPAL INVESTMENT STRATEGIES.

PRIOR TO NOVEMBER 1, 2004, THE PORTFOLIO WAS NOT MANAGED BY THE CURRENT INVESTMENT SUB-ADVISER AND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004
                ----     ----     ----
               -34.00%  27.47%   14.08%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2004:           16.71%
         WORST: 2ND QUARTER 2002:         -20.70%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total returns for each period, compared with the Russell MidCap Growth Index, an unmanaged index which measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and forecasted growth values. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                         LIFE OF
                                                              1 YEAR    PORTFOLIO*
         NATIONS MARSICO MIDCAP GROWTH PORTFOLIO               14.08%     -5.58%



         RUSSELL MIDCAP GROWTH INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES OR EXPENSES)                               15.48%      2.45%




      *THE INCEPTION DATE OF NATIONS MARSICO MIDCAP GROWTH PORTFOLIO IS MAY 1,
       2001. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.65%



         Distribution (12b-1) and shareholder servicing fees(2)         0.25%



         Other expenses                                                 0.48%
                                                                       -------



         Total annual Portfolio operating expenses                      1.38%



         Fee waivers and/or reimbursements                             (0.13)%
                                                                       -------



         Total net expenses(3)                                          1.25%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (2)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

      (3)The Portfolio's the Portfolio's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses, excluding distribution (12b-1) and shareholder servicing fees, to 1.00% until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this waiver and/or limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO MIDCAP GROWTH
           PORTFOLIO                             $127     $424      $743      $1,646

NATIONS MARSICO 21ST CENTURY PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGES 45-46.

WHAT IS A MULTI-CAP PORTFOLIO?

A MULTI-CAP PORTFOLIO INVESTS IN COMPANIES ACROSS THE CAPITALIZATION
SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP PORTFOLIO, THIS PORTFOLIO MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio is an aggressive growth portfolio that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Portfolio may invest without limit in foreign securities.

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico 21st Century Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

PRIOR TO FEBRUARY 1, 2003, THE PORTFOLIO HAD A DIFFERENT PORTFOLIO MANAGER.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
                9.75%   -27.17%  -26.56%  -8.20%   48.86%   22.35%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2003:           21.91%
         WORST: 1ST QUARTER 2001:         -25.38%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period for the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies ranked by market capitalization. Prior to August 1, 2004, the Portfolio compared its performance to the S&P 500 Index. The Portfolio changed the index to which it compares its performance because the Russell 3000 Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         NATIONS MARSICO 21ST CENTURY PORTFOLIO          22.35%   -2.21%     0.65%



         RUSSELL 3000 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES OR EXPENSES)                             11.95%   -1.16%     3.40%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES
           OR EXPENSES)                                  10.88%   -2.30%     2.95%




      *THE INCEPTION DATE OF NATIONS MARSICO 21ST CENTURY PORTFOLIO IS MARCH 27,
       1998. THE RETURNS FOR THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.74%



         Distribution (12b-1) and shareholder servicing fees(3)         0.25%



         Other expenses                                                 1.07%
                                                                         --------



         Total annual Portfolio operating expenses                      2.06%



         Fee waivers and/or reimbursements                             (0.71)%
                                                                         --------



         Total net expenses(4)                                          1.35%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.74% for assets up to $500 million; 0.69% for assets in excess of $500 million and up to $1 billion; 0.64% for assets in excess of $1 billion and up to $1.5 billion; 0.59% for assets in excess of $1.5 billion and up to $3 billion; 0.57% for assets in excess of $3 billion and up to $6 billion; and 0.55% for assets in excess of $6 billion.

      (3)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

      (4)The Portfolio's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses, excluding distribution (12b-1) and shareholder servicing fees, to 1.10% until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this waiver and/or limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO 21ST CENTURY
           PORTFOLIO                             $137     $577     $1,043     $2,333

NATIONS INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 46.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE PORTFOLIO.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Portfolio typically invests in at least three countries other than the United States at any one time.

The Portfolio primarily invests in equity securities, either directly or indirectly through closed-end investment companies and depositary receipts.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE PORTFOLIO HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE PORTFOLIO WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

    - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR



    - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).



  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         NATIONS INTERNATIONAL VALUE PORTFOLIO IS NO LONGER ACCEPTING NEW INVESTMENTS
                   FROM CURRENT OR PROSPECTIVE INVESTORS. SHARES OF NATIONS INTERNATIONAL VALUE
                   PORTFOLIO CURRENTLY MAY ONLY BE PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS.
                   Nations International Value Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -9.87%   -16.04%  51.28%   22.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2003:            27.91%
         WORST: 3RD QUARTER 2002:          -21.45%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                         LIFE OF
                                                              1 YEAR      FUND*
         NATIONS INTERNATIONAL VALUE PORTFOLIO                 22.35%      6.48%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES OR
           EXPENSES)                                           20.25%     -0.42%

      *THE INCEPTION DATE OF NATIONS INTERNATIONAL VALUE PORTFOLIO IS JULY 7,
       2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.85%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.67%
                                                                         --------



         Total annual Portfolio operating expenses                      1.77%



         Fee waivers and/or reimbursements                             (0.52)%
                                                                         --------



         Total net expenses(3)                                          1.25%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.85% for assets up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion; 0.75% for assets in excess of $1 billion and up to $1.5 billion; 0.70% for assets in excess of $1.5 billion and up to $3 billion; 0.68% for assets in excess of $3 billion and up to $6 billion; and 0.66% for assets in excess of $6 billion.

      (3)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS INTERNATIONAL VALUE PORTFOLIO   $127     $507      $911      $2,041

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND JAMES GENDELMAN ON PAGES 45-46.

WHAT IS AN INTERNATIONAL PORTFOLIO?

INTERNATIONAL STOCK PORTFOLIOS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Portfolio may invest in common stocks of companies operating in emerging markets.

The Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico International Opportunities Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - FUTURES RISK -- This Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Portfolio's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               43.05%   -13.81%  -13.98%  -7.35%   40.25%   16.59%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           28.55%
         WORST: 3RD QUARTER 2001:         -18.63%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period compared with the MSCI EAFE Index, an unmanaged capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         NATIONS MARSICO INTERNATIONAL OPPORTUNITIES
           PORTFOLIO                                    16.59%     2.35%    7.75%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES OR EXPENSES)                            20.25%    -1.13%    3.41%

      *THE INCEPTION DATE OF NATIONS MARSICO INTERNATIONAL OPPORTUNITIES
       PORTFOLIO IS MARCH 27, 1998. THE RETURN FOR THE INDEX SHOWN IS FROM MARCH 31, 1998.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.80%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.52%
                                                                         --------



         Total annual Portfolio operating expenses                      1.57%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         --------



         Total net expenses(2)                                          1.50%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO INTERNATIONAL
           OPPORTUNITIES PORTFOLIO               $153     $489      $849      $1,861

NATIONS HIGH YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGES 46-47.

HIGH YIELD DEBT SECURITIES

THIS PORTFOLIO INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "BB" or "B" by
                   Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed to a specific duration. Its duration will generally track the
                   CSFB High Yield Index.

The Portfolio invests primarily in:

  - Domestic corporate high yield debt securities, including private placements

  - U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  - Zero-coupon bonds

  - U.S. government obligations

  - Equity securities (up to 20% of its assets), which may include convertible securities

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the Portfolio, the team:

  - focuses on individual security selection ("bottom-up" analysis)

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  - tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations High Yield Bond Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE PORTFOLIO'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               8.32%    2.18%   31.20%   11.40%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2003:          10.75%
         WORST: 3RD QUARTER 2002:         -5.88%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the CSFB High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         NATIONS HIGH YIELD BOND PORTFOLIO                        11.40%    9.96%



         CSFB HIGH YIELD INDEX (REFLECTS NO DEDUCTIONS FOR FEES
           OR EXPENSES)                                           11.95%    9.32%

      *THE INCEPTION DATE OF NATIONS HIGH YIELD BOND PORTFOLIO IS JULY 7, 2000.
       THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.55%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.40%
                                                                         --------



         Total annual Portfolio operating expenses                      1.20%



         Fee waivers and/or reimbursements                             (0.25)%
                                                                         --------



         Total net expenses(2)                                          0.95%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees until April 30, 2006. In addition, the Portfolio's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses, excluding distribution (12b-1) and shareholder servicing fees, to 1.00% until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this waiver and/or limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS HIGH YIELD BOND PORTFOLIO       $97      $356      $636      $1,432

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Portfolio's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - Nations Separate Account Trust has obtained exemptive relief from the SEC relating to the sale of shares to life insurance companies and qualified plans. Accordingly, the Portfolios may be made available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as directly to qualified plans and certain other permitted persons. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in Nations Separate Account Trust and the interests of qualified plans investing in Nations Separate Account Trust may conflict. Nations Separate Account Trust currently does not foresee any disadvantages to shareholders arising from these potential conflicts of interest. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. The 80% Policy of certain Portfolios may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Portfolios and other investment policies of any Portfolio may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each of the Portfolios may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolios for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Portfolios.

      - FOREIGN INVESTMENT RISK -- Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved, such as those of immature economics and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, distribution, administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TRANSACTION COSTS -- Each Portfolio may incur significant transaction costs that are in addition to the total annual Portfolio operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Portfolio's transactions costs are not.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolios' SAI and on the Nations Funds' website. In addition, a complete list of each Portfolio's holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com by clicking on the link relating to N-Q filings and will remain available on the linked website as part of the Trust's filings with the SEC.

      - PORTFOLIO TURNOVER -- A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rates for the Portfolios in FINANCIAL HIGHLIGHTS.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Nations Separate Account Trust Portfolios. Nations Separate Account Trust is a series of mutual funds that provides underlying investment alternatives for certain variable annuity contracts and/or variable life insurance policies.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Nations Separate Account Trust pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BACAP uses part of this money to pay investment sub-advisers for the services they provide to certain Portfolios.

BACAP has agreed to waive fees and/or reimburse expenses for certain Portfolios. You'll find a discussion of any waiver and/or reimbursement in the Portfolio descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Portfolios' last fiscal year, after waivers and/or reimbursements. Certain Portfolios have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Portfolios for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS MARSICO GROWTH PORTFOLIO                            0.74%        0.74%



  NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO                  0.74%        0.74%



  NATIONS MARSICO MIDCAP GROWTH PORTFOLIO                     0.65%        0.52%



  NATIONS MARSICO 21ST CENTURY PORTFOLIO                      0.74%        0.03%



  NATIONS INTERNATIONAL VALUE PORTFOLIO                       0.85%        0.58%



  NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO       0.80%        0.73%



  NATIONS HIGH YIELD BOND PORTFOLIO                           0.55%        0.55%

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP engage one or more investment sub-advisers for certain Portfolios to make day-to-day investment decisions for the Portfolio. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of BACAP's recommendations with approval only by the Board and not by Portfolio shareholders. BACAP or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BACAP and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Separate Account Trust and BACAP have engaged the following sub-advisers to provide day-to-day portfolio management for certain Portfolios. These sub-advisers function under the supervision of BACAP and the Board of Nations Separate Account Trust. Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Portfolios is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $35 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Growth Portfolio

  - Nations Marsico Focused Equities Portfolio

  - Nations Marsico 21st Century Portfolio

  - Nations Marsico MidCap Growth Portfolio

  - Nations Marsico International Opportunities Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Nations Marsico MidCap Growth Portfolio and Nations Marsico 21st Century Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

BRANDES INVESTMENT PARTNERS, L.P.

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, L.P.

Founded in 1974, Brandes is an investment advisory firm with 74 investment professionals who manage more than $85 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Portfolio. Information about certain team members follows.

                               LENGTH OF SERVICE       BUSINESS EXPERIENCE DURING THE PAST
      NAME AND TITLE             WITH THE FUND      FIVE YEARS (ALL POSITIONS ARE AT BRANDES)
  -----------------------    ---------------------  ------------------------------------------
  GLENN CARLSON              SINCE THE PORTFOLIO'S  CEO, 2004-PRESENT
  CHIEF EXECUTIVE OFFICER    INCEPTION
                                                    CO-CEO, 2002-2004
                                                    MANAGING PARTNER, 1996-2002



  BRENT WOODS                SINCE THE PORTFOLIO'S  MANAGING DIRECTOR - INVESTMENTS, 2002-
  MANAGING DIRECTOR -        INCEPTION              PRESENT
  INVESTMENTS
                                                    MANAGING PARTNER, 1998-2002



  WILLIAM PICKERING          SINCE THE PORTFOLIO'S  DIRECTOR - INVESTMENTS, 1998-PRESENT
  DIRECTOR - INVESTMENTS     INCEPTION



  AMELIA MORRIS              SINCE THE PORTFOLIO'S  SENIOR ANALYST, 1998-PRESENT
  SENIOR ANALYST             INCEPTION



  KEITH COLESTOCK            SINCE THE PORTFOLIO'S  SENIOR RESEARCH ANALYST, 2001-PRESENT
  SENIOR RESEARCH ANALYST    INCEPTION
                                                    PORTFOLIO MANAGER, 1996-2001


--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC

Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. As of June 30, 2004 the firm's 86 investment professionals manage more than $37 billion in assets, including over $15 billion in high yield assets.


MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

DONALD E. MORGAN, CFA Donald Morgan is a Senior Managing Director and Co-Head of Fixed Income - High Yield Division of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Morgan was promoted to Senior Managing Director in the third quarter of 2002, and promoted to Managing Director in the fourth quarter of 1998. Prior to joining MacKay Shields, Mr. Morgan was a High Yield Analyst with Fidelity Management & Research from June 1994 to May 1997. Mr. Morgan received a BS in Finance from New York University and became a holder of the Chartered Financial Analyst designation in 1998. Mr. Morgan has been in the investment management and research industry since 1994.

J. MATTHEW PHILO, CFA Matt Philo is a Senior Managing Director of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Philo was promoted to Senior Managing Director in the fourth quarter of 2004 and promoted to Managing Director in the first quarter of 2000. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo became a holder of the Chartered Financial Analyst designation in 1993. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University. Mr. Philo has been in the investment management and research industry since 1984.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


The Portfolios are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Portfolios and is responsible for overseeing the administrative operations of the Portfolios. The Portfolios pay BACAP Distributors a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolios and is paid monthly, as follows:

  STOCK AND CORPORATE BOND PORTFOLIOS                            0.23%



  INTERNATIONAL STOCK PORTFOLIOS                                 0.22%


--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and transferring shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING THE PORTFOLIOS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS, PARTICIPATING LIFE INSURANCE COMPANIES, AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


Nations Separate Account Trust Portfolios are available only to owners of variable annuity contracts and/or variable life insurance policies. Please refer to the prospectus that describes your annuity contract and/or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios may be more susceptible to these negative effects of market timing. For example, Portfolios that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Portfolios that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Shares of the Portfolios are held through insurance company separate accounts. Accordingly, essentially all purchase, redemption, and transfer orders are received through omnibus accounts, in which shares are held in the name of an insurance company on behalf of multiple variable product owners. Transaction requests submitted to the Portfolios reflect the netting of transactions of multiple variable product owners whose individual transactions are not disclosed to the Portfolios. Therefore, Nations Funds typically is not able to identify trading by a particular variable product owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, Nations Funds monitors each separate account's daily purchase and redemption orders, which reflect the aggregate and net result of all purchase, redemption, and transfer activity of all variable product owners in that separate account. If Nations Funds detects that a separate account has conducted two "round trips" (as defined below) in a Portfolio that are deemed material by Nations Funds in any 28-day period or if, in the opinion of Nations Funds, the separate account's prior history may be consistent with a pattern of market timing by variable product owners, Nations Funds will request that the insurance company research the source of the activity and determine whether a particular variable product owner is engaging in market timing in violation of Nations Funds' policy. If an insurance company determines that a variable product owner has conducted two round trips that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally require rejection of such variable product owner's future purchase orders, including transfer purchase orders, involving any Portfolio. In addition, if Nations Funds determines that any variable product owner or separate account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders, involving the same or any other Portfolio. In any event, Nations Funds also retains the right to reject any order to buy or transfer shares and also retains the right to modify these market timing policies at any time without prior notice to shareholders. The right to redeem shares of a Portfolio are not affected by any of these limits.

For these purposes, a "round trip" is a purchase by any means into a Portfolio followed by a redemption, of any amount, by any means out of the same Portfolio. Under this definition, a transfer into a Portfolio followed by a transfer out of the same Portfolio is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an insurance company, adviser, selling agent or trust department, generally will not be considered to be under common ownership or control. The two round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

These policies will be applied uniformly to all insurance companies. However, there is no assurance that the insurance company will investigate trading activity at the request of Nations Funds, stop activity that proves to be against Nations Funds' policies or implement Nations Funds' market timing policies and practices. Nations Funds must rely, in large part, on the rights, ability, and willingness of insurance companies to detect and deter market timing. Nations Funds' policies are separate from, and in addition to, any policies and procedures adopted by an insurance company relating to variable product owner transactions. Certain insurance companies have different policies regarding monitoring and restricting market timing in the underlying variable product owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds' practices. For example, the terms and conditions of certain existing insurance contracts between an insurance company and a variable product owner may limit the ability of the insurance company to address frequent trading activity by the variable product owner. If the policy of an insurance company is to follow the market timing policy of the underlying investment options, then the policies and practices of the Nations Funds discussed herein will be implemented by such insurance company. The prospectus that describes your annuity contract and/or life insurance policy will contain a description of the insurance company's policies and procedures, if any, with respect to market timing. Nations Funds reserves the right, but does not have the obligation, to reject purchase orders from, or to stop or limit the offering of shares to, insurance company separate accounts. In addition, Nations Funds reserves the right to remove any insurance company from its platform that does not cooperate with the Portfolio's effort to deter market timing.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that either Nations Funds' or the insurance companies' policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Portfolio which may result in certain variable product owners being able to market time a Portfolio while the other variable product owners in that Portfolio bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each Portfolio at the end of each business day. First, we calculate the net asset value for each Portfolio by determining the value of the Portfolio's assets and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors hold in the Portfolio.

VALUING SECURITIES IN A PORTFOLIO

The value of a Portfolio's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Portfolio. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Portfolios may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Portfolio's share price is calculated. Foreign exchanges typically close before the time as of which Portfolio shares prices are calculated, and may be closed altogether on some days a Portfolio is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Portfolio shares. However, when a Portfolio uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Portfolios that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Portfolio could change on days when Portfolio shares cannot be bought or sold.

How selling and servicing agents are paid
(PERCENT SIGN GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Portfolios. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under a combined distribution and shareholder servicing plan.

BACAP Distributors and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to holders of variable annuity contracts and/or variable life insurance policies with whom the selling and servicing agents have a relationship.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other cash compensation relating to the sale, promotion and marketing of the Portfolios

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by BACAP or BACAP Distributors and not by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP and BACAP Distributors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BACAP and BACAP Distributors may pay significant amounts from their own assets to selling or servicing agents of the Portfolios for distribution-related activities or other services they provide. These amounts, which are in addition to any distribution (12b-1) and shareholder servicing fees paid by the Portfolios, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Portfolio shares or allocate or invest client assets among different investment options.

In addition, BACAP and BACAP Distributors may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(TAXES GRAPHIC)

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A portfolio can also have capital gain if the value of its investments increases. If a portfolio sells an investment at a gain, the gain is realized. If a portfolio continues to hold the investment, any gain is unrealized.

A mutual fund is generally not subject to federal income tax as long as it distributes its net investment income and net realized capital gain, if any, to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain, if any, to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Portfolios distribute any net realized capital gain at least once a year. Normally, all of the Portfolios declare and pay distributions of net investment income annually. The Portfolios may, however, declare and pay distributions of net investment income more frequently. Zero coupon bonds generate income each year to an investing Portfolio without generating cash for distributions. A Portfolio may be required to prematurely sell investments to make distributions or pay for redemptions.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is paid. Shares are eligible to receive distributions from the trade date or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Each time a distribution is made, the net asset value per share of the Portfolio is reduced by the amount of the distribution. We'll automatically reinvest distributions in additional shares of the same Portfolio.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT FEDERAL INCOME TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Shares of each Portfolio are only offered to you through a variable annuity contract and/or variable insurance policy of a participating insurance company. You should review the prospectus and other information provided to you by your participating insurance company regarding the federal income taxation of your variable annuity contract and/or variable life insurance policy. As discussed in the prospectus for your variable annuity contract or variable insurance policy, your contract or policy may qualify for favorable tax treatment.

As long as your variable annuity contract or variable insurance policy maintains favorable tax treatment, you will only be taxed on your investment in a Portfolio through such contract or policy, even if you sell Portfolio shares or receive the Portfolio's distributions. In order to qualify for such treatment, among other things, the "separate accounts" of participating insurance companies, which maintain and invest net proceeds from the variable annuity contracts and variable insurance policies, must be "adequately diversified." Each Portfolio intends to operate in such a manner so that a separate account investing in Portfolio shares on behalf of a holder of a variable annuity contract or variable insurance policy will be "adequately diversified."

Legal matters

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website at http://www.sec.gov. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds, its Board of Trustees, the Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings ("MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested. The total return line does not reflect fees and expenses associated with the annuity contract or life insurance policy which, if reflected, would reduce the total returns for all periods shown.

This financial information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Separate Account Trust's financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS MARSICO GROWTH PORTFOLIO*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $14.73              $11.28              $13.45              $16.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.02)              (0.04)              (0.05)              (0.02)
  Net realized and unrealized gain/(loss)
    on investments                               1.94                3.49               (2.12)              (2.86)
  Net increase/(decrease) in net asset
    value from operations                        1.92                3.45               (2.17)              (2.88)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                  --                  --               (0.00)**
  Distributions from net realized capital
    gains                                         --                  --                  --                  --
  Total dividends and distributions               --                  --                  --               (0.00)**
  Net asset value, end of year                  $16.65              $14.73              $11.28              $13.45
  TOTAL RETURN++                              13.03%(c)             30.59%             (16.13)%            (17.63)%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $153,100            $95,596             $56,948             $72,550
  Ratio of operating expenses to average
    net assets                               1.12%(a)(b)         1.13%(a)(b)         1.14%(a)(b)           1.10%(a)
  Ratio of net investment income/(loss)
    to average net assets                      (0.11)%             (0.34)%             (0.40)%             (0.14)%
  Portfolio turnover rate                        77%                 83%                 107%                113%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.37%(a)            1.38%(a)            1.42%(a)            1.43%(a)

                                               YEAR ENDED
                                               12/31/00#
  Net asset value, beginning of year             $18.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.00**
  Net realized and unrealized gain/(loss)
    on investments                               (2.34)
  Net increase/(decrease) in net asset
    value from operations                        (2.34)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.00)**
  Distributions from net realized capital
    gains                                        (0.19)
  Total dividends and distributions              (0.19)
  Net asset value, end of year                   $16.33
  TOTAL RETURN++                                (12.42)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $90,791
  Ratio of operating expenses to average
    net assets                                1.10%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.01%
  Portfolio turnover rate                         122%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.39%(a)

* Prior to May 1, 2002, Nations Marsico Growth Portfolio was known as Nations Marsico Growth & Income Portfolio.
** Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $15.16              $11.39              $13.42              $16.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.02)              (0.04)              (0.05)              (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               1.75                3.81               (1.98)              (2.88)
  Net increase/(decrease) in net asset
    value from operations                        1.73                3.77               (2.03)              (2.89)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                  --                  --                  --
  Distributions from net realized capital
    gains                                         --                  --                  --                  --
  Total dividends and distributions               --                  --                  --                  --
  Net asset value, end of year                  $16.89              $15.16              $11.39              $13.42
  TOTAL RETURN++                              11.41%(c)             33.10%             (15.13)%            (17.72)%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $195,738            $162,096            $101,516            $116,739
  Ratio of operating expenses to average
    net assets                                 1.09%(a)            1.08%(a)          1.09%(a)(b)           1.10%(a)
  Ratio of net investment income/(loss)
    to average net assets                      (0.16)%             (0.29)%             (0.41)%             (0.08)%
  Portfolio turnover rate                        99%                 76%                 119%                128%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.34%(a)            1.33%(a)            1.35%(a)            1.38%(a)

                                               YEAR ENDED
                                               12/31/00#
  Net asset value, beginning of year             $19.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.01
  Net realized and unrealized gain/(loss)
    on investments                               (3.09)
  Net increase/(decrease) in net asset
    value from operations                        (3.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized capital
    gains                                        (0.31)
  Total dividends and distributions             (0.32)##
  Net asset value, end of year                   $16.31
  TOTAL RETURN++                                (15.82)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $148,714
  Ratio of operating expenses to average
    net assets                                1.10%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.06%
  Portfolio turnover rate                         141%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.36%(a)

++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARSICO MIDCAP GROWTH PORTFOLIO*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                12/31/04#               12/31/03#               12/31/02#
  Net asset value, beginning of period            $7.10                   $5.57                   $8.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    (0.03)                  (0.03)                  (0.02)
  Net realized and unrealized gain/(loss)
    on investments                                 1.03                    1.56                   (2.85)
  Net increase/(decrease) in net asset
    value from operations                          1.00                    1.53                   (2.87)
  LESS DISTRIBUTIONS:
  Dividends from net investment income              --                      --                      --
  Total dividends and distributions                 --                      --                      --
  Net asset value, end of period                  $8.10                   $7.10                   $5.57
  TOTAL RETURN++                                14.08%(c)                 27.47%                 (34.00)%
                                          ======================  ======================  ======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $59,233                 $38,540                 $12,641
  Ratio of operating expenses to average
    net assets                                 1.00%(a)(b)               1.00%(a)                1.00%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.49)%                 (0.41)%                 (0.38)%
  Portfolio turnover rate                          151%                    56%                     49%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.38%(a)                1.48%(a)                2.02%(a)

                                                PERIOD ENDED
                                                 12/31/01*#
  Net asset value, beginning of period             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     (0.02)
  Net realized and unrealized gain/(loss)
    on investments                                 (1.54)
  Net increase/(decrease) in net asset
    value from operations                          (1.56)
  LESS DISTRIBUTIONS:
  Dividends from net investment income               --
  Total dividends and distributions                  --
  Net asset value, end of period                   $8.44
  TOTAL RETURN++                                  (15.60)%
                                           ======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $3,560
  Ratio of operating expenses to average
    net assets                                   1.00%+(a)
  Ratio of net investment income/(loss)
    to average net assets                         (0.19)%+
  Portfolio turnover rate                           20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       5.73%+(a)

* MidCap Growth Portfolio commenced operations on May 1, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARSICO 21ST CENTURY PORTFOLIO*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $8.50               $5.71               $6.22               $8.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.01)              (0.04)              (0.02)              (0.03)
  Net realized and unrealized gain/(loss)
    on investments                               1.91                2.83               (0.49)              (2.22)
  Net increase/(decrease) in net asset
    value from operations                        1.90                2.79               (0.51)              (2.25)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                  --                  --                  --
  Total dividends and distributions               --                  --                  --                  --
  Net asset value, end of year                  $10.40              $8.50               $5.71               $6.22
  TOTAL RETURN++                              22.35%(c)             48.86%             (8.20)%             (26.56)%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $17,854             $10,914              $5,527              $4,825
  Ratio of operating expenses to average
    net assets                               1.10%(a)(b)           1.09%(a)            1.10%(a)            1.07%(a)
  Ratio of net investment income/(loss)
    to average net assets                      (0.11)%             (0.57)%             (0.36)%             (0.42)%
  Portfolio turnover rate                        174%                206%                352%                373%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.07%(a)            2.06%(a)            2.55%(a)            3.45%(a)

                                               YEAR ENDED
                                                12/31/00
  Net asset value, beginning of year             $11.63
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.03)
  Net realized and unrealized gain/(loss)
    on investments                               (3.13)
  Net increase/(decrease) in net asset
    value from operations                        (3.16)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Total dividends and distributions                --
  Net asset value, end of year                   $8.47
  TOTAL RETURN++                                (27.17)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,107
  Ratio of operating expenses to average
    net assets                                  1.00%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.25)%
  Portfolio turnover rate                         140%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      2.25%(a)

* Prior to May 1, 2001, Nations Marsico 21st Century Portfolio was known as Nations Aggressive Growth Portfolio and prior to May 1, 2000, Nations Aggressive Growth Portfolio was known as Nations Disciplined Equity Portfolio.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS INTERNATIONAL VALUE PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               12/31/04#            12/31/03#            12/31/02#            12/31/01#
  Net asset value, beginning of period          $10.25                $6.85                $8.40                $9.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.14                 0.09                 0.14                 0.11
  Net realized and unrealized gain/(loss)
    on investments                               2.14                 3.42                (1.49)               (1.05)
  Net increase/(decrease) in net asset
    value from operations                        2.28                 3.51                (1.35)               (0.94)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.18)               (0.10)               (0.11)               (0.05)
  Distributions from net realized capital
    gains                                       (0.94)               (0.00)**             (0.09)               (0.04)
  Distributions from paid in capital              --                 (0.01)                 --                   --
  Total dividends and distributions             (1.12)               (0.11)               (0.20)               (0.09)
  Net asset value, end of period                $11.41               $10.25                $6.85                $8.40
  TOTAL RETURN++                               22.35%(c)             51.28%              (16.04)%              (9.87)%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $26,332              $24,212              $19,423              $11,506
  Ratio of operating expenses to average
    net assets                                 1.25%(a)            1.24%(a)(b)           1.25%(a)               1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.29%                1.17%                1.74%                1.25%
  Portfolio turnover rate                         30%                  10%                  15%                  10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.82%(a)             1.76%(a)             1.81%(a)               3.04%

                                              PERIOD ENDED
                                                12/31/00*
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.04
  Net realized and unrealized gain/(loss)
    on investments                               (0.57)
  Net increase/(decrease) in net asset
    value from operations                        (0.53)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.04)
  Distributions from net realized capital
    gains                                          --
  Distributions from paid in capital               --
  Total dividends and distributions              (0.04)
  Net asset value, end of period                  $9.43
  TOTAL RETURN++                                 (5.35)%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,122
  Ratio of operating expenses to average
    net assets                                   1.25%+
  Ratio of net investment income/(loss)
    to average net assets                        1.32%+
  Portfolio turnover rate                          2%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      7.59%+(a)

* International Value Portfolio commenced operations on July 7, 2000.
** Amount represents less than $0.01 per share.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $13.56              $9.67               $10.44              $12.17
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08               0.00**               0.02                0.06
  Net realized and unrealized gain/(loss)
    on investments                               2.17                3.89               (0.79)              (1.77)
  Net increase/(decrease) in net asset
    value from operations                        2.25                3.89               (0.77)              (1.71)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.05)             (0.00)**            (0.00)**             (0.02)
  Distributions from net realized capital
    gains                                       (0.02)                --                  --               (0.00)**
  Total dividends and distributions             (0.07)             (0.00)**            (0.00)**             (0.02)
  Net asset value, end of year                  $15.74              $13.56              $9.67               $10.44
  TOTAL RETURN++                              16.59%(c)             40.25%             (7.35)%             (13.98)%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $113,124            $52,611             $14,819             $11,330
  Ratio of operating expenses to average
    net assets                                 1.50%(a)            1.45%(a)          1.25%(a)(b)         1.25%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       0.53%               0.02%               0.15%               0.57%
  Portfolio turnover rate                        130%                147%                175%                304%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.57%(a)            1.84%(a)            2.29%(a)            2.52%(a)

                                               YEAR ENDED
                                                12/31/00
  Net asset value, beginning of year             $14.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.02
  Net realized and unrealized gain/(loss)
    on investments                               (1.99)
  Net increase/(decrease) in net asset
    value from operations                        (1.97)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.02)
  Distributions from net realized capital
    gains                                        (0.19)
  Total dividends and distributions              (0.21)
  Net asset value, end of year                   $12.17
  TOTAL RETURN++                                (13.81)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $13,937
  Ratio of operating expenses to average
    net assets                                   1.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.20%
  Portfolio turnover rate                         30%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.20%

* Prior to May 1, 2001, Nations Marsico International Opportunities Portfolio was known as Nations International Growth Portfolio.
** Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS HIGH YIELD BOND PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of period          $10.41              $8.45               $8.87               $8.96
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.72                0.81                0.80                1.07
  Net realized and unrealized gain/(loss)
    on investments                               0.46                1.83               (0.61)              (0.33)
  Net increase/(decrease) in net asset
    value from operations                        1.18                2.64                0.19                0.74
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.69)              (0.67)              (0.61)              (0.83)
  Distributions from net realized capital
    gains                                       (0.36)              (0.01)                --                  --
  Total dividends and distributions             (1.05)              (0.68)              (0.61)              (0.83)
  Net asset value, end of period                $10.54              $10.41              $8.45               $8.87
  TOTAL RETURN++                              11.40%(b)             31.20%              2.18%               8.32%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $98,411             $80,317             $35,354             $17,276
  Ratio of operating expenses to
    average net assets                         0.95%(a)            0.96%(a)            1.00%(a)            1.00%(a)
  Ratio of net investment income/(loss)
    to average net assets                       6.71%               8.18%               9.19%               11.43%
  Portfolio turnover rate                        43%                 43%                 62%                 64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.20%(a)            1.23%(a)            1.44%(a)            2.13%(a)

                                              PERIOD ENDED
                                               12/31/00*
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.50
  Net realized and unrealized gain/(loss)
    on investments                               (1.03)
  Net increase/(decrease) in net asset
    value from operations                        (0.53)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.51)
  Net asset value, end of period                 $8.96
  TOTAL RETURN++                                (5.34)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $9,843
  Ratio of operating expenses to
    average net assets                           1.00%+
  Ratio of net investment income/(loss)
    to average net assets                       10.68%+
  Portfolio turnover rate                         74%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.78%+

* High Yield Bond Portfolio commenced operations on July 7, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Portfolios to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Portfolios the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Portfolios to declare their 80% Policy a fundamental policy. The SAI identifies each Portfolio that has adopted an 80% Policy as a fundamental policy as well as each Portfolio that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Portfolio's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Portfolio reach maturity. In general, the longer the average dollar-weighted maturity, the more a Portfolio's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issued must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Portfolio's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Portfolio's portfolio management team or portfolio manager(s) to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors. An American Depository Receipt (ADR) may be considered a foreign security by a Portfolio's portfolio management team or portfolio manager(s).

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Portfolio's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities, investment grade corporate bonds and asset-, mortgage-, and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) INDEX -- an unmanaged index, measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index which measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index which measures the performance of those securities in the Russell MidCap(R) Index with higher price-to-book ratios and forecasted growth values. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 INDEX(1) -- an unmanaged index of 500 widely held common stocks. The S&P covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by BACAP. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Portfolios.

Where to find more information
(QUESTION MARK GRAPHIC)

--------------------------------------------------------------------------------

NATIONS SEPARATE ACCOUNT TRUST

NATIONS SEPARATE ACCOUNT TRUST PORTFOLIOS ARE AVAILABLE ONLY TO OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY LEADING LIFE INSURANCE COMPANIES.

PLEASE REFER TO THE PROSPECTUS THAT DESCRIBES YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY FOR INFORMATION ABOUT HOW TO BUY, SELL AND TRANSFER YOUR INVESTMENT AMONG SHARES OF THE PORTFOLIOS.

--------------------------------------------------------------------------------

You'll find more information about Nations Separate Account Trust Portfolios in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Portfolios and their policies.
                   The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Separate Account Trust:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS SEPARATE ACCOUNT TRUST
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Separate Account Trust, 811-04305


                                                            (NATIONS FUNDS LOGO)

       Nations Separate Account Trust
       -------------------------------------------------------------------------
       Prospectus -- May 1, 2005
(NATIONS FUNDS LOGO)

STOCK PORTFOLIO
Nations Marsico Focused Equities Portfolio

INTERNATIONAL STOCK PORTFOLIO
Nations International Value Portfolio

CORPORATE BOND PORTFOLIO
Nations High Yield Bond Portfolio


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 38.

YOUR INVESTMENT IN THESE PORTFOLIOS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about three Nations Separate Account Trust Portfolios. The Portfolios are the underlying investment vehicles for certain variable annuity and/or variable life insurance separate accounts issued by leading life insurance companies. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. NATIONS INTERNATIONAL VALUE PORTFOLIO IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS. PLEASE SEE THE PORTFOLIO'S DESCRIPTION FOR MORE INFORMATION.

ABOUT THE PORTFOLIOS

Each Portfolio has a different investment focus:

  - Stock Portfolios invest primarily in equity securities of U.S. companies.

  - International Stock Portfolios invest primarily in equity securities of companies outside the U.S.

  - Corporate Bond Portfolios focus on the potential to earn income by investing primarily in fixed income securities. Nations High Yield Bond Portfolio focuses on the potential to earn income by investing primarily in high yield debt securities. High yield bond portfolios offer the opportunity for higher levels of income than other corporate bond portfolios.

The Portfolios also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT PORTFOLIOS FOR YOU

Not every Portfolio is right for every investor. When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock and International Stock Portfolios generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

Nations High Yield Bond Portfolio focuses on the potential to earn income. It may be suitable for you if:

  - you're looking for income

  - you want to diversify your existing portfolio

  - you have longer-term investment goals

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

  - you're seeking preservation of capital and stability of share price

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BACAP AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIOS.




 YOU'LL FIND MORE ABOUT BACAP AND THE SUB-ADVISERS STARTING ON PAGE 23.

--------------------------------------------------------------------------------


NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO                       5
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS INTERNATIONAL VALUE PORTFOLIO                           10
Sub-adviser: Brandes Investment Partners, L.P.
------------------------------------------------------------------
NATIONS HIGH YIELD BOND PORTFOLIO                               15
Sub-adviser: MacKay Shields LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     20
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  23

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and transferring shares                       27
  How selling and servicing agents are paid                     31
  Distributions and taxes                                       33
  Legal matters                                                 34
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            35
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   38
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 25.

WHAT IS A FOCUSED PORTFOLIO?

A FOCUSED PORTFOLIO INVESTS IN A SMALL NUMBER OF COMPANIES. THIS PORTFOLIO FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED PORTFOLIO HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- This Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity portfolios. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Portfolio will tend to have greater price swings than the value of more diversified equity portfolios. The Portfolio may become a diversified portfolio by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR


      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               53.28%   -15.82%  -17.72%  -15.13%  33.10%   11.41%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           32.37%
         WORST: 1ST QUARTER 2001:         -16.92%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004


      The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                          LIFE OF
                                                      1 YEAR   5 YEARS     FUND*
         NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO   11.41%   -2.71%      8.52%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES OR EXPENSES)                          10.88%   -2.30%      2.95%

      *THE INCEPTION DATE OF NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO IS MARCH
       27, 1998. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.74%



         Distribution (12b-1) and shareholder servicing fees(3)         0.25%



         Other expenses                                                 0.34%
                                                                         --------



         Total annual Portfolio operating expenses                      1.33%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.74% for assets up to $500 million; 0.69% for assets in excess of $500 million and up to $1 billion; 0.64% for assets in excess of $1 billion and up to $1.5 billion; 0.59% for assets in excess of $1.5 billion and up to $3 billion; 0.57% for assets in excess of $3 billion and up to $6 billion; and 0.55% for assets in excess of $6 billion.

      (3)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO FOCUSED EQUITIES
           PORTFOLIO                             $135     $421      $729      $1,601

NATIONS INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 25.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE PORTFOLIO.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Portfolio typically invests in at least three countries other than the United States at any one time.

The Portfolio primarily invests in equity securities, either directly or indirectly through closed-end investment companies and depositary receipts.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE PORTFOLIO HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE PORTFOLIO WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

    - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR



    - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).



  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         NATIONS INTERNATIONAL VALUE PORTFOLIO IS NO LONGER ACCEPTING NEW INVESTMENTS
                   FROM CURRENT OR PROSPECTIVE INVESTORS. SHARES OF NATIONS INTERNATIONAL VALUE
                   PORTFOLIO CURRENTLY MAY ONLY BE PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS.
                   Nations International Value Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -9.87%   -16.04%  51.28%   22.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2003:            27.91%
         WORST: 3RD QUARTER 2002:          -21.45%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                         LIFE OF
                                                              1 YEAR      FUND*
         NATIONS INTERNATIONAL VALUE PORTFOLIO                 22.35%      6.48%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES OR
           EXPENSES)                                           20.25%     -0.42%

      *THE INCEPTION DATE OF NATIONS INTERNATIONAL VALUE PORTFOLIO IS JULY 7,
       2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.85%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.67%
                                                                         --------



         Total annual Portfolio operating expenses                      1.77%



         Fee waivers and/or reimbursements                             (0.52)%
                                                                         --------



         Total net expenses(3)                                          1.25%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.85% for assets up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion; 0.75% for assets in excess of $1 billion and up to $1.5 billion; 0.70% for assets in excess of $1.5 billion and up to $3 billion; 0.68% for assets in excess of $3 billion and up to $6 billion; and 0.66% for assets in excess of $6 billion.

      (3)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS INTERNATIONAL VALUE PORTFOLIO   $127     $507      $911      $2,041

NATIONS HIGH YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGES 25-26.

HIGH YIELD DEBT SECURITIES

THIS PORTFOLIO INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "BB" or "B" by
                   Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed to a specific duration. Its duration will generally track the
                   CSFB High Yield Index.

The Portfolio invests primarily in:

  - Domestic corporate high yield debt securities, including private placements

  - U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  - Zero-coupon bonds

  - U.S. government obligations

  - Equity securities (up to 20% of its assets), which may include convertible securities

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the Portfolio, the team:

  - focuses on individual security selection ("bottom-up" analysis)

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  - tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations High Yield Bond Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE PORTFOLIO'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               8.32%    2.18%   31.20%   11.40%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2003:          10.75%
         WORST: 3RD QUARTER 2002:         -5.88%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the CSFB High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         NATIONS HIGH YIELD BOND PORTFOLIO                        11.40%    9.96%



         CSFB HIGH YIELD INDEX (REFLECTS NO DEDUCTIONS FOR FEES
           OR EXPENSES)                                           11.95%    9.32%

      *THE INCEPTION DATE OF NATIONS HIGH YIELD BOND PORTFOLIO IS JULY 7, 2000.
       THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.55%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.40%
                                                                         --------



         Total annual Portfolio operating expenses                      1.20%



         Fee waivers and/or reimbursements                             (0.25)%
                                                                         --------



         Total net expenses(2)                                          0.95%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees until April 30, 2006. In addition, the Portfolio's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses, excluding distribution (12b-1) and shareholder servicing fees, to 1.00% until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this waiver and/or limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS HIGH YIELD BOND PORTFOLIO       $97      $356      $636      $1,432

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Portfolio's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - Nations Separate Account Trust has obtained exemptive relief from the SEC relating to the sale of shares to life insurance companies and qualified plans. Accordingly, the Portfolios may be made available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as directly to qualified plans and certain other permitted persons. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in Nations Separate Account Trust and the interests of qualified plans investing in Nations Separate Account Trust may conflict. Nations Separate Account Trust currently does not foresee any disadvantages to shareholders arising from these potential conflicts of interest. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. The 80% Policy of certain Portfolios may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Portfolios and other investment policies of any Portfolio may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each of the Portfolios may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolios for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Portfolios.

      - FOREIGN INVESTMENT RISK -- Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved, such as those of immature economics and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, distribution, administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TRANSACTION COSTS -- Each Portfolio may incur significant transaction costs that are in addition to the total annual Portfolio operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Portfolio's transactions costs are not.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolios' SAI and on the Nations Funds' website. In addition, a complete list of each Portfolio's holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com by clicking on the link relating to N-Q filings and will remain available on the linked website as part of the Trust's filings with the SEC.

      - PORTFOLIO TURNOVER -- A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rates for the Portfolios in FINANCIAL HIGHLIGHTS.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Nations Separate Account Trust Portfolios. Nations Separate Account Trust is a series of mutual funds that provides underlying investment alternatives for certain variable annuity contracts and/or variable life insurance policies.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Nations Separate Account Trust pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BACAP uses part of this money to pay investment sub-advisers for the services they provide to certain Portfolios.

BACAP has agreed to waive fees and/or reimburse expenses for certain Portfolios. You'll find a discussion of any waiver and/or reimbursement in the Portfolio descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Portfolios' last fiscal year, after waivers and/or reimbursements. Certain Portfolios have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Portfolios for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO                  0.74%        0.74%



  NATIONS INTERNATIONAL VALUE PORTFOLIO                       0.85%        0.58%



  NATIONS HIGH YIELD BOND PORTFOLIO                           0.55%        0.55%

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP engage one or more investment sub-advisers for certain Portfolios to make day-to-day investment decisions for the Portfolio. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of BACAP's recommendations with approval only by the Board and not by Portfolio shareholders. BACAP or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BACAP and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Separate Account Trust and BACAP have engaged the following sub-advisers to provide day-to-day portfolio management for certain Portfolios. These sub-advisers function under the supervision of BACAP and the Board of Nations Separate Account Trust. Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Portfolios is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $35 billion in assets under management.

Marsico Capital is the investment sub-adviser to Nations Marsico Focused Equities Portfolio.

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Nations Marsico Focused Equities Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

--------------------------------------------------------------------------------

BRANDES INVESTMENT PARTNERS, L.P.

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, L.P.

Founded in 1974, Brandes is an investment advisory firm with 74 investment professionals who manage more than $85 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Portfolio. Information about certain team members follows.

                               LENGTH OF SERVICE       BUSINESS EXPERIENCE DURING THE PAST
      NAME AND TITLE             WITH THE FUND      FIVE YEARS (ALL POSITIONS ARE AT BRANDES)
  -----------------------    ---------------------  ------------------------------------------
  GLENN CARLSON              SINCE THE PORTFOLIO'S  CEO, 2004-PRESENT
  CHIEF EXECUTIVE OFFICER    INCEPTION
                                                    CO-CEO, 2002-2004
                                                    MANAGING PARTNER, 1996-2002



  BRENT WOODS                SINCE THE PORTFOLIO'S  MANAGING DIRECTOR - INVESTMENTS, 2002-
  MANAGING DIRECTOR -        INCEPTION              PRESENT
  INVESTMENTS
                                                    MANAGING PARTNER, 1998-2002



  WILLIAM PICKERING          SINCE THE PORTFOLIO'S  DIRECTOR - INVESTMENTS, 1998-PRESENT
  DIRECTOR - INVESTMENTS     INCEPTION



  AMELIA MORRIS              SINCE THE PORTFOLIO'S  SENIOR ANALYST, 1998-PRESENT
  SENIOR ANALYST             INCEPTION



  KEITH COLESTOCK            SINCE THE PORTFOLIO'S  SENIOR RESEARCH ANALYST, 2001-PRESENT
  SENIOR RESEARCH ANALYST    INCEPTION
                                                    PORTFOLIO MANAGER, 1996-2001


--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC

Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. As of June 30, 2004 the firm's 86 investment professionals manage more than $37 billion in assets, including over $15 billion in high yield assets.


MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

DONALD E. MORGAN, CFA Donald Morgan is a Senior Managing Director and Co-Head of Fixed Income -- High Yield Division of MacKay Shields and is a

Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Morgan was promoted to Senior Managing Director in the third quarter of 2002, and promoted to Managing Director in the fourth quarter of 1998. Prior to joining MacKay Shields, Mr. Morgan was a High Yield Analyst with Fidelity Management & Research from June 1994 to May 1997. Mr. Morgan received a BS in Finance from New York University and became a holder of the Chartered Financial Analyst designation in 1998. Mr. Morgan has been in the investment management and research industry since 1994.

J. MATTHEW PHILO, CFA Matt Philo is a Senior Managing Director of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Philo was promoted to Senior Managing Director in the fourth quarter of 2004 and promoted to Managing Director in the first quarter of 2000. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo became a holder of the Chartered Financial Analyst designation in 1993. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University. Mr. Philo has been in the investment management and research industry since 1984.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


The Portfolios are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Portfolios and is responsible for overseeing the administrative operations of the Portfolios. The Portfolios pay BACAP Distributors a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolios and is paid monthly, as follows:

  STOCK AND CORPORATE BOND PORTFOLIOS                            0.23%



  INTERNATIONAL STOCK PORTFOLIO                                  0.22%


--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and transferring shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING THE PORTFOLIOS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS, PARTICIPATING LIFE INSURANCE COMPANIES, AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


Nations Separate Account Trust Portfolios are available only to owners of variable annuity contracts and/or variable life insurance policies. Please refer to the prospectus that describes your annuity contract and/or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios may be more susceptible to these negative effects of market timing. For example, Portfolios that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Portfolios that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Shares of the Portfolios are held through insurance company separate accounts. Accordingly, essentially all purchase, redemption, and transfer orders are received through omnibus accounts, in which shares are held in the name of an insurance company on behalf of multiple variable product owners. Transaction requests submitted to the Portfolios reflect the netting of transactions of multiple variable product owners whose individual transactions are not disclosed to the Portfolios. Therefore, Nations Funds typically is not able to identify trading by a particular variable product owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, Nations Funds monitors each separate account's daily purchase and redemption orders, which reflect the aggregate and net result of all purchase, redemption, and transfer activity of all variable product owners in that separate account. If Nations Funds detects that a separate account has conducted two "round trips" (as defined below) in a Portfolio that are deemed material by Nations Funds in any 28-day period or if, in the opinion of Nations Funds, the separate account's prior history may be consistent with a pattern of market timing by variable product owners, Nations Funds will request that the insurance company research the source of the activity and determine whether a particular variable product owner is engaging in market timing in violation of Nations Funds' policy. If an insurance company determines that a variable product owner has conducted two round trips that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally require rejection of such variable product owner's future purchase orders, including transfer purchase orders, involving any Portfolio. In addition, if Nations Funds determines that any variable product owner or separate account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders, involving the same or any other Portfolio. In any event, Nations Funds also retains the right to reject any order to buy or transfer shares and also retains the right to modify these market timing policies at any time without prior notice to shareholders. The right to redeem shares of a Portfolio are not affected by any of these limits.

For these purposes, a "round trip" is a purchase by any means into a Portfolio followed by a redemption, of any amount, by any means out of the same Portfolio. Under this definition, a transfer into a Portfolio followed by a transfer out of the same Portfolio is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an insurance company, adviser, selling agent or trust department, generally will not be considered to be under common ownership or control. The two round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

These policies will be applied uniformly to all insurance companies. However, there is no assurance that the insurance company will investigate trading activity at the request of Nations Funds, stop activity that proves to be against Nations Funds' policies or implement Nations Funds' market timing policies and practices. Nations Funds must rely, in large part, on the rights, ability, and willingness of insurance companies to detect and deter market timing. Nations Funds' policies are separate from, and in addition to, any policies and procedures adopted by an insurance company relating to variable product owner transactions. Certain insurance companies have different policies regarding monitoring and restricting market timing in the underlying variable product owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds' practices. For example, the terms and conditions of certain existing insurance contracts between an insurance company and a variable product owner may limit the ability of the insurance company to address frequent trading activity by the variable product owner. If the policy of an insurance company is to follow the market timing policy of the underlying investment options, then the policies and practices of the Nations Funds discussed herein will be implemented by such insurance company. The prospectus that describes your annuity contract and/or life insurance policy will contain a description of the insurance company's policies and procedures, if any, with respect to market timing. Nations Funds reserves the right, but does not have the obligation, to reject purchase orders from, or to stop or limit the offering of shares to, insurance company separate accounts. In addition, Nations Funds reserves the right to remove any insurance company from its platform that does not cooperate with the Portfolio's effort to deter market timing.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that either Nations Funds' or the insurance companies' policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Portfolio which may result in certain variable product owners being able to market time a Portfolio while the other variable product owners in that Portfolio bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each Portfolio at the end of each business day. First, we calculate the net asset value for each Portfolio by determining the value of the Portfolio's assets and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors hold in the Portfolio.

VALUING SECURITIES IN A PORTFOLIO

The value of a Portfolio's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Portfolio. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Portfolios may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Portfolio's share price is calculated. Foreign exchanges typically close before the time as of which Portfolio shares prices are calculated, and may be closed altogether on some days a Portfolio is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Portfolio shares. However, when a Portfolio uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Portfolios that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Portfolio could change on days when Portfolio shares cannot be bought or sold.

How selling and servicing agents are paid
(PERCENT SIGN GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Portfolios. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under a combined distribution and shareholder servicing plan.

BACAP Distributors and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to holders of variable annuity contracts and/or variable life insurance policies with whom the selling and servicing agents have a relationship.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other cash compensation relating to the sale, promotion and marketing of the Portfolios

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by BACAP or BACAP Distributors and not by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP and BACAP Distributors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BACAP and BACAP Distributors may pay significant amounts from their own assets to selling or servicing agents of the Portfolios for distribution-related activities or other services they provide. These amounts, which are in addition to any distribution (12b-1) and shareholder servicing fees paid by the Portfolios, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Portfolio shares or allocate or invest client assets among different investment options.

In addition, BACAP and BACAP Distributors may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(TAXES GRAPHIC)

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A portfolio can also have capital gain if the value of its investments increases. If a portfolio sells an investment at a gain, the gain is realized. If a portfolio continues to hold the investment, any gain is unrealized.

A mutual fund is generally not subject to federal income tax as long as it distributes its net investment income and net realized capital gain, if any, to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain, if any, to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Portfolios distribute any net realized capital gain at least once a year. Normally, all of the Portfolios declare and pay distributions of net investment income annually. The Portfolios may, however, declare and pay distributions of net investment income more frequently. Zero coupon bonds generate income each year to an investing Portfolio without generating cash for distributions. A Portfolio may be required to prematurely sell investments to make distributions or pay for redemptions.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is paid. Shares are eligible to receive distributions from the trade date or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Each time a distribution is made, the net asset value per share of the Portfolio is reduced by the amount of the distribution. We'll automatically reinvest distributions in additional shares of the same Portfolio.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT FEDERAL INCOME TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Shares of each Portfolio are only offered to you through a variable annuity contract and/or variable insurance policy of a participating insurance company. You should review the prospectus and other information provided to you by your participating insurance company regarding the federal income taxation of your variable annuity contract and/or variable life insurance policy. As discussed in the prospectus for your variable annuity contract or variable insurance policy, your contract or policy may qualify for favorable tax treatment.

As long as your variable annuity contract or variable insurance policy maintains favorable tax treatment, you will only be taxed on your investment in a Portfolio through such contract or policy, even if you sell Portfolio shares or receive the Portfolio's distributions. In order to qualify for such treatment, among other things, the "separate accounts" of participating insurance companies, which maintain and invest net proceeds from the variable annuity contracts and variable insurance policies, must be "adequately diversified." Each Portfolio intends to operate in such a manner so that a separate account investing in Portfolio shares on behalf of a holder of a variable annuity contract or variable insurance policy will be "adequately diversified."

Legal matters

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website at http://www.sec.gov. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds, its Board of Trustees, the Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings ("MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested. The total return line does not reflect fees and expenses associated with the annuity contract or life insurance policy which, if reflected, would reduce the total returns for all periods shown.

This financial information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Separate Account Trust's financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $15.16              $11.39              $13.42              $16.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.02)              (0.04)              (0.05)              (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               1.75                3.81               (1.98)              (2.88)
  Net increase/(decrease) in net asset
    value from operations                        1.73                3.77               (2.03)              (2.89)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                  --                  --                  --
  Distributions from net realized capital
    gains                                         --                  --                  --                  --
  Total dividends and distributions               --                  --                  --                  --
  Net asset value, end of year                  $16.89              $15.16              $11.39              $13.42
  TOTAL RETURN++                              11.41%(c)             33.10%             (15.13)%            (17.72)%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $195,738            $162,096            $101,516            $116,739
  Ratio of operating expenses to average
    net assets                                 1.09%(a)            1.08%(a)          1.09%(a)(b)           1.10%(a)
  Ratio of net investment income/(loss)
    to average net assets                      (0.16)%             (0.29)%             (0.41)%             (0.08)%
  Portfolio turnover rate                        99%                 76%                 119%                128%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.34%(a)            1.33%(a)            1.35%(a)            1.38%(a)

                                               YEAR ENDED
                                               12/31/00#
  Net asset value, beginning of year             $19.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.01
  Net realized and unrealized gain/(loss)
    on investments                               (3.09)
  Net increase/(decrease) in net asset
    value from operations                        (3.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized capital
    gains                                        (0.31)
  Total dividends and distributions             (0.32)##
  Net asset value, end of year                   $16.31
  TOTAL RETURN++                                (15.82)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $148,714
  Ratio of operating expenses to average
    net assets                                1.10%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.06%
  Portfolio turnover rate                         141%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.36%(a)

++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS INTERNATIONAL VALUE PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               12/31/04#            12/31/03#            12/31/02#            12/31/01#
  Net asset value, beginning of period          $10.25                $6.85                $8.40                $9.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.14                 0.09                 0.14                 0.11
  Net realized and unrealized gain/(loss)
    on investments                               2.14                 3.42                (1.49)               (1.05)
  Net increase/(decrease) in net asset
    value from operations                        2.28                 3.51                (1.35)               (0.94)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.18)               (0.10)               (0.11)               (0.05)
  Distributions from net realized capital
    gains                                       (0.94)               (0.00)**             (0.09)               (0.04)
  Distributions from paid in capital              --                 (0.01)                 --                   --
  Total dividends and distributions             (1.12)               (0.11)               (0.20)               (0.09)
  Net asset value, end of period                $11.41               $10.25                $6.85                $8.40
  TOTAL RETURN++                               22.35%(c)             51.28%              (16.04)%              (9.87)%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $26,332              $24,212              $19,423              $11,506
  Ratio of operating expenses to average
    net assets                                 1.25%(a)            1.24%(a)(b)           1.25%(a)               1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.29%                1.17%                1.74%                1.25%
  Portfolio turnover rate                         30%                  10%                  15%                  10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.82%(a)             1.76%(a)             1.81%(a)               3.04%

                                              PERIOD ENDED
                                                12/31/00*
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.04
  Net realized and unrealized gain/(loss)
    on investments                               (0.57)
  Net increase/(decrease) in net asset
    value from operations                        (0.53)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.04)
  Distributions from net realized capital
    gains                                          --
  Distributions from paid in capital               --
  Total dividends and distributions              (0.04)
  Net asset value, end of period                  $9.43
  TOTAL RETURN++                                 (5.35)%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,122
  Ratio of operating expenses to average
    net assets                                   1.25%+
  Ratio of net investment income/(loss)
    to average net assets                        1.32%+
  Portfolio turnover rate                          2%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      7.59%+(a)

* International Value Portfolio commenced operations on July 7, 2000.
** Amount represents less than $0.01 per share.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS HIGH YIELD BOND PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of period          $10.41              $8.45               $8.87               $8.96
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.72                0.81                0.80                1.07
  Net realized and unrealized gain/(loss)
    on investments                               0.46                1.83               (0.61)              (0.33)
  Net increase/(decrease) in net asset
    value from operations                        1.18                2.64                0.19                0.74
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.69)              (0.67)              (0.61)              (0.83)
  Distributions from net realized capital
    gains                                       (0.36)              (0.01)                --                  --
  Total dividends and distributions             (1.05)              (0.68)              (0.61)              (0.83)
  Net asset value, end of period                $10.54              $10.41              $8.45               $8.87
  TOTAL RETURN++                              11.40%(b)             31.20%              2.18%               8.32%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $98,411             $80,317             $35,354             $17,276
  Ratio of operating expenses to
    average net assets                         0.95%(a)            0.96%(a)            1.00%(a)            1.00%(a)
  Ratio of net investment income/(loss)
    to average net assets                       6.71%               8.18%               9.19%               11.43%
  Portfolio turnover rate                        43%                 43%                 62%                 64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.20%(a)            1.23%(a)            1.44%(a)            2.13%(a)

                                              PERIOD ENDED
                                               12/31/00*
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.50
  Net realized and unrealized gain/(loss)
    on investments                               (1.03)
  Net increase/(decrease) in net asset
    value from operations                        (0.53)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.51)
  Net asset value, end of period                 $8.96
  TOTAL RETURN++                                (5.34)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $9,843
  Ratio of operating expenses to
    average net assets                           1.00%+
  Ratio of net investment income/(loss)
    to average net assets                       10.68%+
  Portfolio turnover rate                         74%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.78%+

* High Yield Bond Portfolio commenced operations on July 7, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Portfolios to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Portfolios the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Portfolios to declare their 80% Policy a fundamental policy. The SAI identifies each Portfolio that has adopted an 80% Policy as a fundamental policy as well as each Portfolio that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Portfolio's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Portfolio reach maturity. In general, the longer the average dollar-weighted maturity, the more a Portfolio's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issued must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Portfolio's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Portfolio's portfolio management team or portfolio manager(s) to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors. An American Depository Receipt (ADR) may be considered a foreign security by a Portfolio's portfolio management team or portfolio manager(s).

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Portfolio's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities, investment grade corporate bonds and asset-, mortgage-, and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) INDEX -- an unmanaged index, measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index which measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index which measures the performance of those securities in the Russell MidCap(R) Index with higher price-to-book ratios and forecasted growth values. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 INDEX(1) -- an unmanaged index of 500 widely held common stocks. The S&P covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by BACAP. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Portfolios.

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Where to find more information
(QUESTION MARK GRAPHIC)

--------------------------------------------------------------------------------

NATIONS SEPARATE ACCOUNT TRUST

NATIONS SEPARATE ACCOUNT TRUST PORTFOLIOS ARE AVAILABLE ONLY TO OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY LEADING LIFE INSURANCE COMPANIES.

PLEASE REFER TO THE PROSPECTUS THAT DESCRIBES YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY FOR INFORMATION ABOUT HOW TO BUY, SELL AND TRANSFER YOUR INVESTMENT AMONG SHARES OF THE PORTFOLIOS.

--------------------------------------------------------------------------------

You'll find more information about Nations Separate Account Trust Portfolios in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Portfolios and their policies.
                   The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Separate Account Trust:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS SEPARATE ACCOUNT TRUST
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Separate Account Trust, 811-04305


                                                            (NATIONS FUNDS LOGO)

       Nations Separate Account Trust
       -------------------------------------------------------------------------
       Prospectus -- May 1, 2005
(NATIONS FUNDS LOGO)

STOCK PORTFOLIO
Nations Marsico Growth Portfolio

INTERNATIONAL STOCK PORTFOLIO
Nations Marsico International Opportunities Portfolio


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 32.

YOUR INVESTMENT IN THESE PORTFOLIOS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about two Nations Separate Account Trust Portfolios. The Portfolios are the underlying investment vehicles for certain variable annuity and/or variable life insurance separate accounts issued by leading life insurance companies. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE PORTFOLIOS

Each Portfolio has a different investment focus:

  - Stock Portfolios invest primarily in equity securities of U.S. companies.

  - International Stock Portfolios invest primarily in equity securities of companies outside the U.S.

The Portfolios also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT PORTFOLIOS FOR YOU

Not every Portfolio is right for every investor. When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock and International Stock Portfolios generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BACAP AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER, WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIOS.




 YOU'LL FIND MORE ABOUT BACAP AND THE SUB-ADVISER STARTING ON PAGE 18.

--------------------------------------------------------------------------------


NATIONS MARSICO GROWTH PORTFOLIO                                 5
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO           10
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     15
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  18

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and transferring shares                       21
  How selling and servicing agents are paid                     25
  Distributions and taxes                                       27
  Legal matters                                                 28
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            29
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   32
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS MARSICO GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 19.

WHY INVEST IN A GROWTH PORTFOLIO?

GROWTH PORTFOLIOS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS PORTFOLIO INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO MAY 1, 2002, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               55.10%   -12.42%  -17.63%  -16.13%  30.59%   13.03%





--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           36.77%
         WORST: 3RD QUARTER 2001:         -16.31%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                               LIFE OF
                                                            1 YEAR   5 YEARS    FUND*
         NATIONS MARSICO GROWTH PORTFOLIO                   13.03%   -2.24%     8.03%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES OR
           EXPENSES)                                        10.88%   -2.30%     2.95%

       *THE INCEPTION DATE OF NATIONS MARSICO GROWTH PORTFOLIO IS MARCH 27,
        1998. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.74%



         Distribution (12b-1) and shareholder servicing fees(3)         0.25%



         Other expenses                                                 0.37%
                                                                         --------



         Total annual Portfolio operating expenses                      1.36%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.74% for assets up to $500 million; 0.69% for assets in excess of $500 million and up to $1 billion; 0.64% for assets in excess of $1 billion and up to $1.5 billion; 0.59% for assets in excess of $1.5 billion and up to $3 billion; 0.57% for assets in excess of $3 billion and up to $6 billion; and 0.55% for assets in excess of $6 billion.

      (3)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO GROWTH PORTFOLIO        $138     $431      $745      $1,635

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND JAMES GENDELMAN ON PAGE 19.

WHAT IS AN INTERNATIONAL PORTFOLIO?

INTERNATIONAL STOCK PORTFOLIOS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Portfolio may invest in common stocks of companies operating in emerging markets.

The Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico International Opportunities Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - FUTURES RISK -- This Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Portfolio's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               43.05%   -13.81%  -13.98%  -7.35%   40.25%   16.59%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           28.55%
         WORST: 3RD QUARTER 2001:         -18.63%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period compared with the MSCI EAFE Index, an unmanaged capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         NATIONS MARSICO INTERNATIONAL OPPORTUNITIES
           PORTFOLIO                                    16.59%     2.35%    7.75%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES OR EXPENSES)                            20.25%    -1.13%    3.41%

      *THE INCEPTION DATE OF NATIONS MARSICO INTERNATIONAL OPPORTUNITIES
       PORTFOLIO IS MARCH 27, 1998. THE RETURN FOR THE INDEX SHOWN IS FROM MARCH 31, 1998.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.80%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.52%
                                                                         --------



         Total annual Portfolio operating expenses                      1.57%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         --------



         Total net expenses(2)                                          1.50%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO INTERNATIONAL
           OPPORTUNITIES PORTFOLIO               $153     $489      $849      $1,861

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Portfolio's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - Nations Separate Account Trust has obtained exemptive relief from the SEC relating to the sale of shares to life insurance companies and qualified plans. Accordingly, the Portfolios may be made available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as directly to qualified plans and certain other permitted persons. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in Nations Separate Account Trust and the interests of qualified plans investing in Nations Separate Account Trust may conflict. Nations Separate Account Trust currently does not foresee any disadvantages to shareholders arising from these potential conflicts of interest. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of either Portfolio can be changed without shareholder approval. The 80% Policy of certain Portfolios may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Portfolios and other investment policies of any Portfolio may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each of the Portfolios may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolios for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Portfolios.

      - FOREIGN INVESTMENT RISK -- Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved, such as those of immature economics and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, distribution, administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TRANSACTION COSTS -- Each Portfolio may incur significant transaction costs that are in addition to the total annual Portfolio operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Portfolio's transactions costs are not.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolios' SAI and on the Nations Funds' website. In addition, a complete list of each Portfolio's holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com by clicking on the link relating to N-Q filings and will remain available on the linked website as part of the Trust's filings with the SEC.

      - PORTFOLIO TURNOVER -- A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rates for the Portfolios in FINANCIAL HIGHLIGHTS.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Nations Separate Account Trust Portfolios. Nations Separate Account Trust is a series of mutual funds that provides underlying investment alternatives for certain variable annuity contracts and/or variable life insurance policies.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Nations Separate Account Trust pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BACAP uses part of this money to pay investment sub-advisers for the services they provide to certain Portfolios.

BACAP has agreed to waive fees and/or reimburse expenses for certain Portfolios. You'll find a discussion of any waiver and/or reimbursement in the Portfolio descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Portfolios' last fiscal year, after waivers and/or reimbursements. Certain Portfolios have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Portfolios for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS MARSICO GROWTH PORTFOLIO                            0.74%        0.74%



  NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO       0.80%        0.73%

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP engage one or more investment sub-advisers for certain Portfolios to make day-to-day investment decisions for the Portfolio. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of BACAP's recommendations with approval only by the Board and not by Portfolio shareholders. BACAP or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BACAP and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Separate Account Trust and BACAP have engaged the following sub-advisers to provide day-to-day portfolio management for certain Portfolios. These sub-advisers function under the supervision of BACAP and the Board of Nations Separate Account Trust. Information about the sub-adviser and the portfolio managers of the sub-adviser that are responsible for the day-to-day investment decisions for the Portfolios is provided below. The SAI provides additional information about the compensation of these portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.


--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $35 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Growth Portfolio

  - Nations Marsico International Opportunities Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Nations Marsico Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


The Portfolios are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Portfolios and is responsible for overseeing the administrative operations of the Portfolios. The Portfolios pay BACAP Distributors a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolios and is paid monthly, as follows:

  STOCK PORTFOLIO                                                0.23%



  INTERNATIONAL STOCK PORTFOLIO                                  0.22%


--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------


PFPC Inc. (PFPC) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and transferring shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING THE PORTFOLIOS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS, PARTICIPATING LIFE INSURANCE COMPANIES, AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


Nations Separate Account Trust Portfolios are available only to owners of variable annuity contracts and/or variable life insurance policies. Please refer to the prospectus that describes your annuity contract and/or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios may be more susceptible to these negative effects of market timing. For example, Portfolios that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Portfolios that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Shares of the Portfolios are held through insurance company separate accounts. Accordingly, essentially all purchase, redemption, and transfer orders are received through omnibus accounts, in which shares are held in the name of an insurance company on behalf of multiple variable product owners. Transaction requests submitted to the Portfolios reflect the netting of transactions of multiple variable product owners whose individual transactions are not disclosed to the Portfolios. Therefore, Nations Funds typically is not able to identify trading by a particular variable product owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, Nations Funds monitors each separate account's daily purchase and redemption orders, which reflect the aggregate and net result of all purchase, redemption, and transfer activity of all variable product owners in that separate account. If Nations Funds detects that a separate account has conducted two "round trips" (as defined below) in a Portfolio that are deemed material by Nations Funds in any 28-day period or if, in the opinion of Nations Funds, the separate account's prior history may be consistent with a pattern of market timing by variable product owners, Nations Funds will request that the insurance company research the source of the activity and determine whether a particular variable product owner is engaging in market timing in violation of Nations Funds' policy. If an insurance company determines that a variable product owner has conducted two round trips that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally require rejection of such variable product owner's future purchase orders, including transfer purchase orders, involving any Portfolio. In addition, if Nations Funds determines that any variable product owner or separate account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders, involving the same or any other Portfolio. In any event, Nations Funds also retains the right to reject any order to buy or transfer shares and also retains the right to modify these market timing policies at any time without prior notice to shareholders. The right to redeem shares of a Portfolio are not affected by any of these limits.

For these purposes, a "round trip" is a purchase by any means into a Portfolio followed by a redemption, of any amount, by any means out of the same Portfolio. Under this definition, a transfer into a Portfolio followed by a transfer out of the same Portfolio is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an insurance company, adviser, selling agent or trust department, generally will not be considered to be under common ownership or control. The two round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

These policies will be applied uniformly to all insurance companies. However, there is no assurance that the insurance company will investigate trading activity at the request of Nations Funds, stop activity that proves to be against Nations Funds' policies or implement Nations Funds' market timing policies and practices. Nations Funds must rely, in large part, on the rights, ability, and willingness of insurance companies to detect and deter market timing. Nations Funds' policies are separate from, and in addition to, any policies and procedures adopted by an insurance company relating to variable product owner transactions. Certain insurance companies have different policies regarding monitoring and restricting market timing in the underlying variable product owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds' practices. For example, the terms and conditions of certain existing insurance contracts between an insurance company and a variable product owner may limit the ability of the insurance company to address frequent trading activity by the variable product owner. If the policy of an insurance company is to follow the market timing policy of the underlying investment options, then the policies and practices of the Nations Funds discussed herein will be implemented by such insurance company. The prospectus that describes your annuity contract and/or life insurance policy will contain a description of the insurance company's policies and procedures, if any, with respect to market timing. Nations Funds reserves the right, but does not have the obligation, to reject purchase orders from, or to stop or limit the offering of shares to, insurance company separate accounts. In addition, Nations Funds reserves the right to remove any insurance company from its platform that does not cooperate with the Portfolio's effort to deter market timing.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that either Nations Funds' or the insurance companies' policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Portfolio which may result in certain variable product owners being able to market time a Portfolio while the other variable product owners in that Portfolio bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each Portfolio at the end of each business day. First, we calculate the net asset value for each Portfolio by determining the value of the Portfolio's assets and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors hold in the Portfolio.

VALUING SECURITIES IN A PORTFOLIO

The value of a Portfolio's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Portfolio. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Portfolios may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Portfolio's share price is calculated. Foreign exchanges typically close before the time as of which Portfolio shares prices are calculated, and may be closed altogether on some days a Portfolio is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Portfolio shares. However, when a Portfolio uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Portfolios that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Portfolio could change on days when Portfolio shares cannot be bought or sold.

How selling and servicing agents are paid
(PERCENT SIGN GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Portfolios. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under a combined distribution and shareholder servicing plan.

BACAP Distributors and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to holders of variable annuity contracts and/or variable life insurance policies with whom the selling and servicing agents have a relationship.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other cash compensation relating to the sale, promotion and marketing of the Portfolios

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by BACAP or BACAP Distributors and not by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP and BACAP Distributors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BACAP and BACAP Distributors may pay significant amounts from their own assets to selling or servicing agents of the Portfolios for distribution-related activities or other services they provide. These amounts, which are in addition to any distribution (12b-1) and shareholder servicing fees paid by the Portfolios, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Portfolio shares or allocate or invest client assets among different investment options.

In addition, BACAP and BACAP Distributors may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(TAXES GRAPHIC)

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A portfolio can also have capital gain if the value of its investments increases. If a portfolio sells an investment at a gain, the gain is realized. If a portfolio continues to hold the investment, any gain is unrealized.

A mutual fund is generally not subject to federal income tax as long as it distributes its net investment income and net realized capital gain, if any, to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain, if any, to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Portfolios distribute any net realized capital gain at least once a year. Normally, all of the Portfolios declare and pay distributions of net investment income annually. The Portfolios may, however, declare and pay distributions of net investment income more frequently. Zero coupon bonds generate income each year to an investing Portfolio without generating cash for distributions. A Portfolio may be required to prematurely sell investments to make distributions or pay for redemptions.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is paid. Shares are eligible to receive distributions from the trade date or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Each time a distribution is made, the net asset value per share of the Portfolio is reduced by the amount of the distribution. We'll automatically reinvest distributions in additional shares of the same Portfolio.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT FEDERAL INCOME TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Shares of each Portfolio are only offered to you through a variable annuity contract and/or variable insurance policy of a participating insurance company. You should review the prospectus and other information provided to you by your participating insurance company regarding the federal income taxation of your variable annuity contract and/or variable life insurance policy. As discussed in the prospectus for your variable annuity contract or variable insurance policy, your contract or policy may qualify for favorable tax treatment.

As long as your variable annuity contract or variable insurance policy maintains favorable tax treatment, you will only be taxed on your investment in a Portfolio through such contract or policy, even if you sell Portfolio shares or receive the Portfolio's distributions. In order to qualify for such treatment, among other things, the "separate accounts" of participating insurance companies, which maintain and invest net proceeds from the variable annuity contracts and variable insurance policies, must be "adequately diversified." Each Portfolio intends to operate in such a manner so that a separate account investing in Portfolio shares on behalf of a holder of a variable annuity contract or variable insurance policy will be "adequately diversified."

Legal matters

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website at http://www.sec.gov. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds, its Board of Trustees, the Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings ("MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested. The total return line does not reflect fees and expenses associated with the annuity contract or life insurance policy which, if reflected, would reduce the total returns for all periods shown.

This financial information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Separate Account Trust's financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS MARSICO GROWTH PORTFOLIO*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $14.73              $11.28              $13.45              $16.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.02)              (0.04)              (0.05)              (0.02)
  Net realized and unrealized gain/(loss)
    on investments                               1.94                3.49               (2.12)              (2.86)
  Net increase/(decrease) in net asset
    value from operations                        1.92                3.45               (2.17)              (2.88)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                  --                  --               (0.00)**
  Distributions from net realized capital
    gains                                         --                  --                  --                  --
  Total dividends and distributions               --                  --                  --               (0.00)**
  Net asset value, end of year                  $16.65              $14.73              $11.28              $13.45
  TOTAL RETURN++                              13.03%(c)             30.59%             (16.13)%            (17.63)%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $153,100            $95,596             $56,948             $72,550
  Ratio of operating expenses to average
    net assets                               1.12%(a)(b)         1.13%(a)(b)         1.14%(a)(b)           1.10%(a)
  Ratio of net investment income/(loss)
    to average net assets                      (0.11)%             (0.34)%             (0.40)%             (0.14)%
  Portfolio turnover rate                        77%                 83%                 107%                113%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.37%(a)            1.38%(a)            1.42%(a)            1.43%(a)

                                               YEAR ENDED
                                               12/31/00#
  Net asset value, beginning of year             $18.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.00**
  Net realized and unrealized gain/(loss)
    on investments                               (2.34)
  Net increase/(decrease) in net asset
    value from operations                        (2.34)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.00)**
  Distributions from net realized capital
    gains                                        (0.19)
  Total dividends and distributions              (0.19)
  Net asset value, end of year                   $16.33
  TOTAL RETURN++                                (12.42)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $90,791
  Ratio of operating expenses to average
    net assets                                1.10%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.01%
  Portfolio turnover rate                         122%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.39%(a)

* Prior to May 1, 2002, Nations Marsico Growth Portfolio was known as Nations Marsico Growth & Income Portfolio.
** Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $13.56              $9.67               $10.44              $12.17
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08               0.00**               0.02                0.06
  Net realized and unrealized gain/(loss)
    on investments                               2.17                3.89               (0.79)              (1.77)
  Net increase/(decrease) in net asset
    value from operations                        2.25                3.89               (0.77)              (1.71)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.05)             (0.00)**            (0.00)**             (0.02)
  Distributions from net realized capital
    gains                                       (0.02)                --                  --               (0.00)**
  Total dividends and distributions             (0.07)             (0.00)**            (0.00)**             (0.02)
  Net asset value, end of year                  $15.74              $13.56              $9.67               $10.44
  TOTAL RETURN++                              16.59%(c)             40.25%             (7.35)%             (13.98)%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $113,124            $52,611             $14,819             $11,330
  Ratio of operating expenses to average
    net assets                                 1.50%(a)            1.45%(a)          1.25%(a)(b)         1.25%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       0.53%               0.02%               0.15%               0.57%
  Portfolio turnover rate                        130%                147%                175%                304%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.57%(a)            1.84%(a)            2.29%(a)            2.52%(a)

                                               YEAR ENDED
                                                12/31/00
  Net asset value, beginning of year             $14.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.02
  Net realized and unrealized gain/(loss)
    on investments                               (1.99)
  Net increase/(decrease) in net asset
    value from operations                        (1.97)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.02)
  Distributions from net realized capital
    gains                                        (0.19)
  Total dividends and distributions              (0.21)
  Net asset value, end of year                   $12.17
  TOTAL RETURN++                                (13.81)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $13,937
  Ratio of operating expenses to average
    net assets                                   1.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.20%
  Portfolio turnover rate                         30%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.20%

* Prior to May 1, 2001, Nations Marsico International Opportunities Portfolio was known as Nations International Growth Portfolio.
** Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Portfolios to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Portfolios the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Portfolios to declare their 80% Policy a fundamental policy. The SAI identifies each Portfolio that has adopted an 80% Policy as a fundamental policy as well as each Portfolio that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Portfolio's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Portfolio reach maturity. In general, the longer the average dollar-weighted maturity, the more a Portfolio's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issued must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Portfolio's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Portfolio's portfolio management team or portfolio manager(s) to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors. An American Depository Receipt (ADR) may be considered a foreign security by a Portfolio's portfolio management team or portfolio manager(s).

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Portfolio's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities, investment grade corporate bonds and asset-, mortgage-, and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) INDEX -- an unmanaged index, measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index which measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index which measures the performance of those securities in the Russell MidCap(R) Index with higher price-to-book ratios and forecasted growth values. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 INDEX(1) -- an unmanaged index of 500 widely held common stocks. The S&P covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by BACAP. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Portfolios.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

--------------------------------------------------------------------------------

NATIONS SEPARATE ACCOUNT TRUST

NATIONS SEPARATE ACCOUNT TRUST PORTFOLIOS ARE AVAILABLE ONLY TO OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY LEADING LIFE INSURANCE COMPANIES.

PLEASE REFER TO THE PROSPECTUS THAT DESCRIBES YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY FOR INFORMATION ABOUT HOW TO BUY, SELL AND TRANSFER YOUR INVESTMENT AMONG SHARES OF THE PORTFOLIOS.

--------------------------------------------------------------------------------

You'll find more information about Nations Separate Account Trust Portfolios in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Portfolios and their policies.
                   The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Separate Account Trust:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS SEPARATE ACCOUNT TRUST
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Separate Account Trust, 811-04305


                                                            (NATIONS FUNDS LOGO)

       Nations Separate Account Trust
       -------------------------------------------------------------------------
       Prospectus -- May 1, 2005
(NATIONS FUNDS LOGO)

STOCK PORTFOLIOS
Nations Marsico Growth Portfolio
Nations Marsico Focused Equities Portfolio
Nations Marsico MidCap Growth Portfolio

INTERNATIONAL STOCK PORTFOLIO
Nations Marsico International Opportunities Portfolio

CORPORATE BOND PORTFOLIO
Nations High Yield Bond Portfolio


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 48.

YOUR INVESTMENT IN THESE PORTFOLIOS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about five Nations Separate Account Trust Portfolios. The Portfolios are the underlying investment vehicles for certain variable annuity and/or variable life insurance separate accounts issued by leading life insurance companies. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE PORTFOLIOS

Each Portfolio has a different investment focus:

  - Stock Portfolios invest primarily in equity securities of U.S. companies.

  - International Stock Portfolios invest primarily in equity securities of companies outside the U.S.

  - Corporate Bond Portfolios focus on the potential to earn income by investing primarily in fixed income securities. Nations High Yield Bond Portfolio focuses on the potential to earn income by investing primarily in high yield debt securities. High yield bond portfolios offer the opportunity for higher levels of income than other corporate bond portfolios.

The Portfolios also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT PORTFOLIOS FOR YOU

Not every Portfolio is right for every investor. When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock and International Stock Portfolios generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

Nations High Yield Bond Portfolio focuses on the potential to earn income. It may be suitable for you if:

  - you're looking for income

  - you want to diversify your existing portfolio

  - you have longer-term investment goals

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

  - you're seeking preservation of capital and stability of share price

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. BACAP IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO. BACAP AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIOS.




 YOU'LL FIND MORE ABOUT BACAP AND THE SUB-ADVISERS STARTING ON PAGE 33.

--------------------------------------------------------------------------------


NATIONS MARSICO GROWTH PORTFOLIO                                 5
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO                      10
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO MIDCAP GROWTH PORTFOLIO                         15
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO           20
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS HIGH YIELD BOND PORTFOLIO                               25
Sub-adviser: MacKay Shields LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     30
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  33

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and transferring shares                       36
  How selling and servicing agents are paid                     40
  Distributions and taxes                                       42
  Legal matters                                                 43
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            44
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   48
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS MARSICO GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 34.

WHY INVEST IN A GROWTH PORTFOLIO?

GROWTH PORTFOLIOS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS PORTFOLIO INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO MAY 1, 2002, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               55.10%   -12.42%  -17.63%  -16.13%  30.59%   13.03%





--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           36.77%
         WORST: 3RD QUARTER 2001:         -16.31%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                               LIFE OF
                                                            1 YEAR   5 YEARS    FUND*
         NATIONS MARSICO GROWTH PORTFOLIO                   13.03%   -2.24%     8.03%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES OR
           EXPENSES)                                        10.88%   -2.30%     2.95%

       *THE INCEPTION DATE OF NATIONS MARSICO GROWTH PORTFOLIO IS MARCH 27,
        1998. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.74%



         Distribution (12b-1) and shareholder servicing fees(3)         0.25%



         Other expenses                                                 0.37%
                                                                         --------



         Total annual Portfolio operating expenses                      1.36%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.74% for assets up to $500 million; 0.69% for assets in excess of $500 million and up to $1 billion; 0.64% for assets in excess of $1 billion and up to $1.5 billion; 0.59% for assets in excess of $1.5 billion and up to $3 billion; 0.57% for assets in excess of $3 billion and up to $6 billion; and 0.55% for assets in excess of $6 billion.

      (3)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO GROWTH PORTFOLIO        $138     $431      $745      $1,635

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 34.

WHAT IS A FOCUSED PORTFOLIO?

A FOCUSED PORTFOLIO INVESTS IN A SMALL NUMBER OF COMPANIES. THIS PORTFOLIO FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED PORTFOLIO HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF PORTFOLIOS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED PORTFOLIOS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies. The Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- This Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity portfolios. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Portfolio will tend to have greater price swings than the value of more diversified equity portfolios. The Portfolio may become a diversified portfolio by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR


      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               53.28%   -15.82%  -17.72%  -15.13%  33.10%   11.41%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           32.37%
         WORST: 1ST QUARTER 2001:         -16.92%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004


      The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                          LIFE OF
                                                      1 YEAR   5 YEARS     FUND*
         NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO   11.41%   -2.71%      8.52%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES OR EXPENSES)                          10.88%   -2.30%      2.95%

      *THE INCEPTION DATE OF NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO IS MARCH
       27, 1998. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2)                                             0.74%



         Distribution (12b-1) and shareholder servicing fees(3)         0.25%



         Other expenses                                                 0.34%
                                                                         --------



         Total annual Portfolio operating expenses                      1.33%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser has implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio's average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.74% for assets up to $500 million; 0.69% for assets in excess of $500 million and up to $1 billion; 0.64% for assets in excess of $1 billion and up to $1.5 billion; 0.59% for assets in excess of $1.5 billion and up to $3 billion; 0.57% for assets in excess of $3 billion and up to $6 billion; and 0.55% for assets in excess of $6 billion.

      (3)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO FOCUSED EQUITIES
           PORTFOLIO                             $135     $421      $729      $1,601

NATIONS MARSICO MIDCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS FUND'S ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGE 34.

WHAT IS A MIDCAP GROWTH
PORTFOLIO?

A MIDCAP GROWTH PORTFOLIO INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in U.S. companies whose market capitalizations are within the range of companies within the Russell Midcap Growth Index (currently between $37.9 billion and $466 million, but subject to change due to market fluctuations) and that are believed to have the potential for long-term growth. The Portfolio usually holds a core position of between 50 and 75 equity securities. The Portfolio may hold up to
                   15% of its assets in foreign securities.

The Portfolio may also invest in non-equity securities (which aren't part of its principal investment strategies), but it won't hold more than 10% of its assets in any one type of these non-equity securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes that may include factors such as the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to attempt to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to attempt to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico MidCap Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - MID-CAPITALIZATION COMPANY RISK -- Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies because they may have more limited financial resources and markets than larger companies. The stocks of mid-capitalization companies may trade less frequently and in more limited volume than those of larger companies. Additionally, mid-capitalization stocks may be more volatile than those of larger companies

      - FOREIGN INVESTMENT RISK -- Because the Portfolio may invest up to 15% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO FEBRUARY 24, 2003, THE PORTFOLIO HAD A DIFFERENT PORTFOLIO MANAGEMENT TEAM AND PRIOR TO SEPTEMBER 5, 2003, THE PORTFOLIO HAD A DIFFERENT INVESTMENT OBJECTIVE AND DIFFERENT PRINCIPAL INVESTMENT STRATEGIES.

PRIOR TO NOVEMBER 1, 2004, THE PORTFOLIO WAS NOT MANAGED BY THE CURRENT INVESTMENT SUB-ADVISER AND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004
                ----     ----     ----
               -34.00%  27.47%   14.08%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2004:           16.71%
         WORST: 2ND QUARTER 2002:         -20.70%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total returns for each period, compared with the Russell MidCap Growth Index, an unmanaged index which measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and forecasted growth values. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                         LIFE OF
                                                              1 YEAR    PORTFOLIO*
         NATIONS MARSICO MIDCAP GROWTH PORTFOLIO               14.08%     -5.58%



         RUSSELL MIDCAP GROWTH INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES OR EXPENSES)                               15.48%      2.45%




      *THE INCEPTION DATE OF NATIONS MARSICO MIDCAP GROWTH PORTFOLIO IS MAY 1,
       2001. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.65%



         Distribution (12b-1) and shareholder servicing fees(2)         0.25%



         Other expenses                                                 0.48%
                                                                         --------



         Total annual Portfolio operating expenses                      1.38%



         Fee waivers and/or reimbursements                             (0.13)%
                                                                         --------



         Total net expenses(3)                                          1.25%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Distribution (12b-1) and shareholder servicing fees of 0.25% are voluntarily waived, however, there is no guarantee that this waiver will continue for any specified period of time. The waiver is not reflected in the table above.

      (3)The Portfolio's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses, excluding distribution (12b-1) and shareholder servicing fees, to 1.00% until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this waiver and/or limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE


      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO MIDCAP GROWTH
           PORTFOLIO                             $127     $424      $743      $1,646

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND JAMES GENDELMAN ON PAGE 34.

WHAT IS AN INTERNATIONAL PORTFOLIO?

INTERNATIONAL STOCK PORTFOLIOS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Portfolio may invest in common stocks of companies operating in emerging markets.

The Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico International Opportunities Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - FUTURES RISK -- This Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Portfolio's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               43.05%   -13.81%  -13.98%  -7.35%   40.25%   16.59%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           28.55%
         WORST: 3RD QUARTER 2001:         -18.63%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period compared with the MSCI EAFE Index, an unmanaged capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         NATIONS MARSICO INTERNATIONAL OPPORTUNITIES
           PORTFOLIO                                    16.59%     2.35%    7.75%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES OR EXPENSES)                            20.25%    -1.13%    3.41%

      *THE INCEPTION DATE OF NATIONS MARSICO INTERNATIONAL OPPORTUNITIES
       PORTFOLIO IS MARCH 27, 1998. THE RETURN FOR THE INDEX SHOWN IS FROM MARCH 31, 1998.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.80%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.52%
                                                                         --------



         Total annual Portfolio operating expenses                      1.57%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         --------



         Total net expenses(2)                                          1.50%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS MARSICO INTERNATIONAL
           OPPORTUNITIES PORTFOLIO               $153     $489      $849      $1,861

NATIONS HIGH YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BACAP IS THIS PORTFOLIO'S INVESTMENT ADVISER AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 35.

HIGH YIELD DEBT SECURITIES

THIS PORTFOLIO INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "BB" or "B" by
                   Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed to a specific duration. Its duration will generally track the
                   CSFB High Yield Index.

The Portfolio invests primarily in:

  - Domestic corporate high yield debt securities, including private placements

  - U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  - Zero-coupon bonds

  - U.S. government obligations

  - Equity securities (up to 20% of its assets), which may include convertible securities

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the Portfolio, the team:

  - focuses on individual security selection ("bottom-up" analysis)

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  - tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations High Yield Bond Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

CALL US AT 1.800.321.7854 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE PORTFOLIO'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE
                   FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

      The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               8.32%    2.18%   31.20%   11.40%




      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 2ND QUARTER 2003:          10.75%
         WORST: 3RD QUARTER 2002:         -5.88%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

      The table shows the Portfolio's average annual total return for each period, compared with the CSFB High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         NATIONS HIGH YIELD BOND PORTFOLIO                        11.40%    9.96%



         CSFB HIGH YIELD INDEX (REFLECTS NO DEDUCTIONS FOR FEES
           OR EXPENSES)                                           11.95%    9.32%

      *THE INCEPTION DATE OF NATIONS HIGH YIELD BOND PORTFOLIO IS JULY 7, 2000.
       THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, ADMINISTRATION, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You will also incur fees and expenses associated with your variable annuity contract and/or life insurance policy. This table does not include fees and expenses imposed under your annuity contract and/or life insurance policy. If the table included these fees and expenses, the figures shown below would be higher. You will find details about these fees and expenses in the prospectus that describes your annuity contract and/or life insurance policy.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)



         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.55%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.40%
                                                                         --------



         Total annual Portfolio operating expenses                      1.20%



         Fee waivers and/or reimbursements                             (0.25)%
                                                                         --------



         Total net expenses(2)                                          0.95%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees until April 30, 2006. In addition, the Portfolio's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses, excluding distribution (12b-1) and shareholder servicing fees, to 1.00% until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this waiver and/or limitation will continue after April 30, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE

      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds. The example does not take into account fees and expenses imposed under your variable annuity contract and/or life insurance policy. If the example included these fees and expenses, the figures shown below would be higher.

      This example assumes:

        - you invest $10,000 in shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         NATIONS HIGH YIELD BOND PORTFOLIO       $97      $356      $636      $1,432

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Portfolio's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - Nations Separate Account Trust has obtained exemptive relief from the SEC relating to the sale of shares to life insurance companies and qualified plans. Accordingly, the Portfolios may be made available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as directly to qualified plans and certain other permitted persons. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in Nations Separate Account Trust and the interests of qualified plans investing in Nations Separate Account Trust may conflict. Nations Separate Account Trust currently does not foresee any disadvantages to shareholders arising from these potential conflicts of interest. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. The 80% Policy of certain Portfolios may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Portfolios and other investment policies of any Portfolio may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each of the Portfolios may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.
      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest their assets in Nations Money Market Funds. BACAP and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolios for services provided directly. BACAP may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Portfolios.

      - FOREIGN INVESTMENT RISK -- Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved, such as those of immature economics and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, distribution, administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO TRANSACTION COSTS -- Each Portfolio may incur significant transaction costs that are in addition to the total annual Portfolio operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Portfolio's transactions costs are not.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolios' SAI and on the Nations Funds' website. In addition, a complete list of each Portfolio's holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com by clicking on the link relating to N-Q filings and will remain available on the linked website as part of the Trust's filings with the SEC.

      - PORTFOLIO TURNOVER -- A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rates for the Portfolios in FINANCIAL HIGHLIGHTS.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


INVESTMENT ADVISER

BACAP is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Nations Separate Account Trust Portfolios. Nations Separate Account Trust is a series of mutual funds that provides underlying investment alternatives for certain variable annuity contracts and/or variable life insurance policies.

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, BACAP acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Nations Separate Account Trust pays BACAP an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BACAP uses part of this money to pay investment sub-advisers for the services they provide to certain Portfolios.

BACAP has agreed to waive fees and/or reimburse expenses for certain Portfolios. You'll find a discussion of any waiver and/or reimbursement in the Portfolio descriptions. There is no assurance that BACAP will continue to waive and/or reimburse any fees and/or expenses.

The following chart shows the maximum advisory fees BACAP can receive, along with the actual advisory fees BACAP and/or an affiliate received during the Portfolios' last fiscal year, after waivers and/or reimbursements. Certain Portfolios have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Portfolios for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS MARSICO GROWTH PORTFOLIO                            0.74%        0.74%



  NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO                  0.74%        0.74%



  NATIONS MARSICO MIDCAP GROWTH PORTFOLIO                     0.65%        0.52%



  NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO       0.80%        0.73%



  NATIONS HIGH YIELD BOND PORTFOLIO                           0.55%        0.55%

INVESTMENT SUB-ADVISERS

Nations Funds and BACAP engage one or more investment sub-advisers for certain Portfolios to make day-to-day investment decisions for the Portfolio. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BACAP may at times recommend to the Board that a Portfolio:
  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. BACAP and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of BACAP's recommendations with approval only by the Board and not by Portfolio shareholders. BACAP or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BACAP and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Separate Account Trust and BACAP have engaged the following sub-advisers to provide day-to-day portfolio management for certain Portfolios. These sub-advisers function under the supervision of BACAP and the Board of Nations Separate Account Trust. Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Portfolios is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/ team members' ownership of securities in the Portfolios.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has approximately $35 billion in assets under management.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Growth Portfolio

  - Nations Marsico Focused Equities Portfolio

  - Nations Marsico MidCap Growth Portfolio

  - Nations Marsico International Opportunities Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Nations Marsico MidCap Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.
JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International

Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. As of June 30, 2004 the firm's 86 investment professionals manage more than $37 billion in assets, including over $15 billion in high yield assets.


MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

DONALD E. MORGAN, CFA Donald Morgan is a Senior Managing Director and Co-Head of Fixed Income -- High Yield Division of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Morgan was promoted to Senior Managing Director in the third quarter of 2002, and promoted to Managing Director in the fourth quarter of 1998. Prior to joining MacKay Shields, Mr. Morgan was a High Yield Analyst with Fidelity Management & Research from June 1994 to May 1997. Mr. Morgan received a BS in Finance from New York University and became a holder of the Chartered Financial Analyst designation in 1998. Mr. Morgan has been in the investment management and research industry since 1994.

J. MATTHEW PHILO, CFA Matt Philo is a Senior Managing Director of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Philo was promoted to Senior Managing Director in the fourth quarter of 2004 and promoted to Managing Director in the first quarter of 2000. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo became a holder of the Chartered Financial Analyst designation in 1993. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University. Mr. Philo has been in the investment management and research industry since 1984.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

BACAP DISTRIBUTORS, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

--------------------------------------------------------------------------------


The Portfolios are distributed by BACAP Distributors, LLC (BACAP Distributors), a registered broker/dealer. BACAP Distributors may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BACAP Distributors is also administrator of the Portfolios and is responsible for overseeing the administrative operations of the Portfolios. The Portfolios pay BACAP Distributors a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolios and is paid monthly, as follows:

  STOCK AND CORPORATE BOND PORTFOLIOS                            0.23%



  INTERNATIONAL STOCK PORTFOLIO                                  0.22%


--------------------------------------------------------------------------------

PFPC INC.

400 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

--------------------------------------------------------------------------------

PFPC Inc. (PFPC) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and transferring shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING THE PORTFOLIOS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS, PARTICIPATING LIFE INSURANCE COMPANIES, AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


Nations Separate Account Trust Portfolios are available only to owners of variable annuity contracts and/or variable life insurance policies. Please refer to the prospectus that describes your annuity contract and/or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios may be more susceptible to these negative effects of market timing. For example, Portfolios that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Portfolios that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Shares of the Portfolios are held through insurance company separate accounts. Accordingly, essentially all purchase, redemption, and transfer orders are received through omnibus accounts, in which shares are held in the name of an insurance company on behalf of multiple variable product owners. Transaction requests submitted to the Portfolios reflect the netting of transactions of multiple variable product owners whose individual transactions are not disclosed to the Portfolios. Therefore, Nations Funds typically is not able to identify trading by a particular variable product owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, Nations Funds monitors each separate account's daily purchase and redemption orders, which reflect the aggregate and net result of all purchase, redemption, and transfer activity of all variable product owners in that separate account. If Nations Funds detects that a separate account has conducted two "round trips" (as defined below) in a Portfolio that are deemed material by Nations Funds in any 28-day period or if, in the opinion of Nations Funds, the separate account's prior history may be consistent with a pattern of market timing by variable product owners, Nations Funds will request that the insurance company research the source of the activity and determine whether a particular variable product owner is engaging in market timing in violation of Nations Funds' policy. If an insurance company determines that a variable product owner has conducted two round trips that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally require rejection of such variable product owner's future purchase orders, including transfer purchase orders, involving any Portfolio. In addition, if Nations Funds determines that any variable product owner or separate account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders, involving the same or any other Portfolio. In any event, Nations Funds also retains the right to reject any order to buy or transfer shares and also retains the right to modify these market timing policies at any time without prior notice to shareholders. The right to redeem shares of a Portfolio are not affected by any of these limits.

For these purposes, a "round trip" is a purchase by any means into a Portfolio followed by a redemption, of any amount, by any means out of the same Portfolio. Under this definition, a transfer into a Portfolio followed by a transfer out of the same Portfolio is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an insurance company, adviser, selling agent or trust department, generally will not be considered to be under common ownership or control. The two round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

These policies will be applied uniformly to all insurance companies. However, there is no assurance that the insurance company will investigate trading activity at the request of Nations Funds, stop activity that proves to be against Nations Funds' policies or implement Nations Funds' market timing policies and practices. Nations Funds must rely, in large part, on the rights, ability, and willingness of insurance companies to detect and deter market timing. Nations Funds' policies are separate from, and in addition to, any policies and procedures adopted by an insurance company relating to variable product owner transactions. Certain insurance companies have different policies regarding monitoring and restricting market timing in the underlying variable product owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds' practices. For example, the terms and conditions of certain existing insurance contracts between an insurance company and a variable product owner may limit the ability of the insurance company to address frequent trading activity by the variable product owner. If the policy of an insurance company is to follow the market timing policy of the underlying investment options, then the policies and practices of the Nations Funds discussed herein will be implemented by such insurance company. The prospectus that describes your annuity contract and/or life insurance policy will contain a description of the insurance company's policies and procedures, if any, with respect to market timing. Nations Funds reserves the right, but does not have the obligation, to reject purchase orders from, or to stop or limit the offering of shares to, insurance company separate accounts. In addition, Nations Funds reserves the right to remove any insurance company from its platform that does not cooperate with the Portfolio's effort to deter market timing.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that either Nations Funds' or the insurance companies' policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Portfolio which may result in certain variable product owners being able to market time a Portfolio while the other variable product owners in that Portfolio bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each Portfolio at the end of each business day. First, we calculate the net asset value for each Portfolio by determining the value of the Portfolio's assets and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors hold in the Portfolio.

VALUING SECURITIES IN A PORTFOLIO

The value of a Portfolio's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Portfolio. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Portfolios may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Portfolio's share price is calculated. Foreign exchanges typically close before the time as of which Portfolio shares prices are calculated, and may be closed altogether on some days a Portfolio is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Portfolio shares. However, when a Portfolio uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Portfolios that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Portfolio could change on days when Portfolio shares cannot be bought or sold.

How selling and servicing agents are paid
(PERCENT SIGN GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Portfolios. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

--------------------------------------------------------------------------------

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

BACAP Distributors and selling and servicing agents may be compensated for selling shares and providing services to investors under a combined distribution and shareholder servicing plan.

BACAP Distributors and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to holders of variable annuity contracts and/or variable life insurance policies with whom the selling and servicing agents have a relationship.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to BACAP Distributors and/or to eligible selling and servicing agents and financial institutions, including BACAP or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other cash compensation relating to the sale, promotion and marketing of the Portfolios

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by BACAP or BACAP Distributors and not by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, BACAP Distributors sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BACAP and BACAP Distributors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BACAP and BACAP Distributors may pay significant amounts from their own assets to selling or servicing agents of the Portfolios for distribution-related activities or other services they provide. These amounts, which are in addition to any distribution (12b-1) and shareholder servicing fees paid by the Portfolios, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Portfolio shares or allocate or invest client assets among different investment options.

In addition, BACAP and BACAP Distributors may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(TAXES GRAPHIC)

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A portfolio can also have capital gain if the value of its investments increases. If a portfolio sells an investment at a gain, the gain is realized. If a portfolio continues to hold the investment, any gain is unrealized.

A mutual fund is generally not subject to federal income tax as long as it distributes its net investment income and net realized capital gain, if any, to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain, if any, to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares, and is called a distribution.

All of the Portfolios distribute any net realized capital gain at least once a year. Normally, all of the Portfolios declare and pay distributions of net investment income annually. The Portfolios may, however, declare and pay distributions of net investment income more frequently. Zero coupon bonds generate income each year to an investing Portfolio without generating cash for distributions. A Portfolio may be required to prematurely sell investments to make distributions or pay for redemptions.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is paid. Shares are eligible to receive distributions from the trade date or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Each time a distribution is made, the net asset value per share of the Portfolio is reduced by the amount of the distribution. We'll automatically reinvest distributions in additional shares of the same Portfolio.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT FEDERAL INCOME TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Shares of each Portfolio are only offered to you through a variable annuity contract and/or variable insurance policy of a participating insurance company. You should review the prospectus and other information provided to you by your participating insurance company regarding the federal income taxation of your variable annuity contract and/or variable life insurance policy. As discussed in the prospectus for your variable annuity contract or variable insurance policy, your contract or policy may qualify for favorable tax treatment.

As long as your variable annuity contract or variable insurance policy maintains favorable tax treatment, you will only be taxed on your investment in a Portfolio through such contract or policy, even if you sell Portfolio shares or receive the Portfolio's distributions. In order to qualify for such treatment, among other things, the "separate accounts" of participating insurance companies, which maintain and invest net proceeds from the variable annuity contracts and variable insurance policies, must be "adequately diversified." Each Portfolio intends to operate in such a manner so that a separate account investing in Portfolio shares on behalf of a holder of a variable annuity contract or variable insurance policy will be "adequately diversified."

Legal matters

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website at http://www.sec.gov. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds, its Board of Trustees, the Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings ("MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested. The total return line does not reflect fees and expenses associated with the annuity contract or life insurance policy which, if reflected, would reduce the total returns for all periods shown.

This financial information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Separate Account Trust's financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS MARSICO GROWTH PORTFOLIO*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $14.73              $11.28              $13.45              $16.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.02)              (0.04)              (0.05)              (0.02)
  Net realized and unrealized gain/(loss)
    on investments                               1.94                3.49               (2.12)              (2.86)
  Net increase/(decrease) in net asset
    value from operations                        1.92                3.45               (2.17)              (2.88)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                  --                  --               (0.00)**
  Distributions from net realized capital
    gains                                         --                  --                  --                  --
  Total dividends and distributions               --                  --                  --               (0.00)**
  Net asset value, end of year                  $16.65              $14.73              $11.28              $13.45
  TOTAL RETURN++                              13.03%(c)             30.59%             (16.13)%            (17.63)%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $153,100            $95,596             $56,948             $72,550
  Ratio of operating expenses to average
    net assets                               1.12%(a)(b)         1.13%(a)(b)         1.14%(a)(b)           1.10%(a)
  Ratio of net investment income/(loss)
    to average net assets                      (0.11)%             (0.34)%             (0.40)%             (0.14)%
  Portfolio turnover rate                        77%                 83%                 107%                113%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.37%(a)            1.38%(a)            1.42%(a)            1.43%(a)

                                               YEAR ENDED
                                               12/31/00#
  Net asset value, beginning of year             $18.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.00**
  Net realized and unrealized gain/(loss)
    on investments                               (2.34)
  Net increase/(decrease) in net asset
    value from operations                        (2.34)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.00)**
  Distributions from net realized capital
    gains                                        (0.19)
  Total dividends and distributions              (0.19)
  Net asset value, end of year                   $16.33
  TOTAL RETURN++                                (12.42)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $90,791
  Ratio of operating expenses to average
    net assets                                1.10%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.01%
  Portfolio turnover rate                         122%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.39%(a)

* Prior to May 1, 2002, Nations Marsico Growth Portfolio was known as Nations Marsico Growth & Income Portfolio.
** Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $15.16              $11.39              $13.42              $16.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.02)              (0.04)              (0.05)              (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               1.75                3.81               (1.98)              (2.88)
  Net increase/(decrease) in net asset
    value from operations                        1.73                3.77               (2.03)              (2.89)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                  --                  --                  --
  Distributions from net realized capital
    gains                                         --                  --                  --                  --
  Total dividends and distributions               --                  --                  --                  --
  Net asset value, end of year                  $16.89              $15.16              $11.39              $13.42
  TOTAL RETURN++                              11.41%(c)             33.10%             (15.13)%            (17.72)%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $195,738            $162,096            $101,516            $116,739
  Ratio of operating expenses to average
    net assets                                 1.09%(a)            1.08%(a)          1.09%(a)(b)           1.10%(a)
  Ratio of net investment income/(loss)
    to average net assets                      (0.16)%             (0.29)%             (0.41)%             (0.08)%
  Portfolio turnover rate                        99%                 76%                 119%                128%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.34%(a)            1.33%(a)            1.35%(a)            1.38%(a)

                                               YEAR ENDED
                                               12/31/00#
  Net asset value, beginning of year             $19.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.01
  Net realized and unrealized gain/(loss)
    on investments                               (3.09)
  Net increase/(decrease) in net asset
    value from operations                        (3.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized capital
    gains                                        (0.31)
  Total dividends and distributions             (0.32)##
  Net asset value, end of year                   $16.31
  TOTAL RETURN++                                (15.82)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $148,714
  Ratio of operating expenses to average
    net assets                                1.10%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.06%
  Portfolio turnover rate                         141%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.36%(a)

++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARSICO MIDCAP GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                12/31/04#               12/31/03#               12/31/02#
  Net asset value, beginning of period            $7.10                   $5.57                   $8.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    (0.03)                  (0.03)                  (0.02)
  Net realized and unrealized gain/(loss)
    on investments                                 1.03                    1.56                   (2.85)
  Net increase/(decrease) in net asset
    value from operations                          1.00                    1.53                   (2.87)
  LESS DISTRIBUTIONS:
  Dividends from net investment income              --                      --                      --
  Total dividends and distributions                 --                      --                      --
  Net asset value, end of period                  $8.10                   $7.10                   $5.57
  TOTAL RETURN++                                14.08%(c)                 27.47%                 (34.00)%
                                          ======================  ======================  ======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $59,233                 $38,540                 $12,641
  Ratio of operating expenses to average
    net assets                                 1.00%(a)(b)               1.00%(a)                1.00%(a)
  Ratio of net investment income/(loss)
    to average net assets                        (0.49)%                 (0.41)%                 (0.38)%
  Portfolio turnover rate                          151%                    56%                     49%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.38%(a)                1.48%(a)                2.02%(a)

                                                PERIOD ENDED
                                                 12/31/01*#
  Net asset value, beginning of period             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     (0.02)
  Net realized and unrealized gain/(loss)
    on investments                                 (1.54)
  Net increase/(decrease) in net asset
    value from operations                          (1.56)
  LESS DISTRIBUTIONS:
  Dividends from net investment income               --
  Total dividends and distributions                  --
  Net asset value, end of period                   $8.44
  TOTAL RETURN++                                  (15.60)%
                                           ======================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $3,560
  Ratio of operating expenses to average
    net assets                                   1.00%+(a)
  Ratio of net investment income/(loss)
    to average net assets                         (0.19)%+
  Portfolio turnover rate                           20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       5.73%+(a)

* MidCap Growth Portfolio commenced operations on May 1, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of year            $13.56              $9.67               $10.44              $12.17
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08               0.00**               0.02                0.06
  Net realized and unrealized gain/(loss)
    on investments                               2.17                3.89               (0.79)              (1.77)
  Net increase/(decrease) in net asset
    value from operations                        2.25                3.89               (0.77)              (1.71)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.05)             (0.00)**            (0.00)**             (0.02)
  Distributions from net realized capital
    gains                                       (0.02)                --                  --               (0.00)**
  Total dividends and distributions             (0.07)             (0.00)**            (0.00)**             (0.02)
  Net asset value, end of year                  $15.74              $13.56              $9.67               $10.44
  TOTAL RETURN++                              16.59%(c)             40.25%             (7.35)%             (13.98)%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $113,124            $52,611             $14,819             $11,330
  Ratio of operating expenses to average
    net assets                                 1.50%(a)            1.45%(a)          1.25%(a)(b)         1.25%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       0.53%               0.02%               0.15%               0.57%
  Portfolio turnover rate                        130%                147%                175%                304%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.57%(a)            1.84%(a)            2.29%(a)            2.52%(a)

                                               YEAR ENDED
                                                12/31/00
  Net asset value, beginning of year             $14.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.02
  Net realized and unrealized gain/(loss)
    on investments                               (1.99)
  Net increase/(decrease) in net asset
    value from operations                        (1.97)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.02)
  Distributions from net realized capital
    gains                                        (0.19)
  Total dividends and distributions              (0.21)
  Net asset value, end of year                   $12.17
  TOTAL RETURN++                                (13.81)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $13,937
  Ratio of operating expenses to average
    net assets                                   1.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.20%
  Portfolio turnover rate                         30%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.20%

* Prior to May 1, 2001, Nations Marsico International Opportunities Portfolio was known as Nations International Growth Portfolio.
** Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

NATIONS HIGH YIELD BOND PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              12/31/04#           12/31/03#           12/31/02#           12/31/01#
  Net asset value, beginning of period          $10.41              $8.45               $8.87               $8.96
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.72                0.81                0.80                1.07
  Net realized and unrealized gain/(loss)
    on investments                               0.46                1.83               (0.61)              (0.33)
  Net increase/(decrease) in net asset
    value from operations                        1.18                2.64                0.19                0.74
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.69)              (0.67)              (0.61)              (0.83)
  Distributions from net realized capital
    gains                                       (0.36)              (0.01)                --                  --
  Total dividends and distributions             (1.05)              (0.68)              (0.61)              (0.83)
  Net asset value, end of period                $10.54              $10.41              $8.45               $8.87
  TOTAL RETURN++                              11.40%(b)             31.20%              2.18%               8.32%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $98,411             $80,317             $35,354             $17,276
  Ratio of operating expenses to
    average net assets                         0.95%(a)            0.96%(a)            1.00%(a)            1.00%(a)
  Ratio of net investment income/(loss)
    to average net assets                       6.71%               8.18%               9.19%               11.43%
  Portfolio turnover rate                        43%                 43%                 62%                 64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.20%(a)            1.23%(a)            1.44%(a)            2.13%(a)

                                              PERIOD ENDED
                                               12/31/00*
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.50
  Net realized and unrealized gain/(loss)
    on investments                               (1.03)
  Net increase/(decrease) in net asset
    value from operations                        (0.53)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized capital
    gains                                          --
  Total dividends and distributions              (0.51)
  Net asset value, end of period                 $8.96
  TOTAL RETURN++                                (5.34)%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $9,843
  Ratio of operating expenses to
    average net assets                           1.00%+
  Ratio of net investment income/(loss)
    to average net assets                       10.68%+
  Portfolio turnover rate                         74%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.78%+

* High Yield Bond Portfolio commenced operations on July 7, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Had the investment adviser and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Portfolios to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Portfolios the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Portfolios to declare their 80% Policy a fundamental policy. The SAI identifies each Portfolio that has adopted an 80% Policy as a fundamental policy as well as each Portfolio that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Portfolio's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Portfolio reach maturity. In general, the longer the average dollar-weighted maturity, the more a Portfolio's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issued must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Portfolio's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Portfolio's portfolio management team or portfolio manager(s) to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors. An American Depository Receipt (ADR) may be considered a foreign security by a Portfolio's portfolio management team or portfolio manager(s).

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.
FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Portfolio's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities, investment grade corporate bonds and asset-, mortgage-, and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) INDEX -- an unmanaged index, measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index which measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index which measures the performance of those securities in the Russell MidCap(R) Index with higher price-to-book ratios and forecasted growth values. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 INDEX(1) -- an unmanaged index of 500 widely held common stocks. The S&P covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by BACAP. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Portfolios.



54
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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

--------------------------------------------------------------------------------

NATIONS SEPARATE ACCOUNT TRUST

NATIONS SEPARATE ACCOUNT TRUST PORTFOLIOS ARE AVAILABLE ONLY TO OWNERS OF VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY LEADING LIFE INSURANCE COMPANIES.

PLEASE REFER TO THE PROSPECTUS THAT DESCRIBES YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY FOR INFORMATION ABOUT HOW TO BUY, SELL AND TRANSFER YOUR INVESTMENT AMONG SHARES OF THE PORTFOLIOS.

--------------------------------------------------------------------------------

You'll find more information about Nations Separate Account Trust Portfolios in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Portfolios and their policies.
                   The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Separate Account Trust:

      By telephone: 1.800.321.7854

      By mail:
      NATIONS SEPARATE ACCOUNT TRUST
      C/O BACAP DISTRIBUTORS, LLC
      ONE BANK OF AMERICA PLAZA
      33RD FLOOR
      CHARLOTTE, NC 28255

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Separate Account Trust, 811-04305


                                                            (NATIONS FUNDS LOGO)

                         NATIONS SEPARATE ACCOUNT TRUST
                       Statement of Additional Information


                                Stock Portfolios
                             Nations Value Portfolio
                     Nations Marsico 21st Century Portfolio
                   Nations Marsico Focused Equities Portfolio
                        Nations Marsico Growth Portfolio
                         Nations Small Company Portfolio
                     Nations Marsico MidCap Growth Portfolio

                         International Stock Portfolios
                      Nations International Value Portfolio
              Nations Marsico International Opportunities Portfolio

                               Balanced Portfolio
                       Nations Asset Allocation Portfolio

                            Corporate Bond Portfolio
                        Nations High Yield Bond Portfolio

                                   May 1, 2005

         This SAI provides information relating to the classes of shares representing interests in the Portfolios listed above. This information supplements the information contained in the prospectus for the Portfolios and is intended to be read in conjunction with the prospectus. THE SAI IS NOT A PROSPECTUS FOR THE PORTFOLIOS. See "About the SAI" for information on what the SAI is and how it should be used.

         Copies of the prospectus may be obtained without charge by writing Nations Funds, One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255, or by calling Nations Funds at (800) 321-7854. The Portfolios' annual reports to shareholders, including the audited financial statements for the Portfolios, dated December 31, 2003, are hereby incorporated into this SAI by reference.

         FOR EASE OF READING, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS SAI HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS SAI IN APPENDIX B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

         Information regarding how the Funds (except certain Portfolios that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available by August 31 of this year free of charge by: (1) contacting Nations Funds at (800) 321-7854; (2) on the SEC's website at www.sec.gov.

                                TABLE OF CONTENTS



About this SAI....................................................................................................1
HISTORY OF THE TRUST..............................................................................................2
DESCRIPTION OF THE PORTFOLIOS AND  THEIR INVESTMENTS AND RISKS....................................................2
     Investment Policies and Limitations..........................................................................2
         Fundamental Policies.....................................................................................2
         Non-Fundamental Policies.................................................................................3
         Exemptive Orders.........................................................................................4
     Permissible Portfolio Investments and Investment Techniques..................................................5
         The Stock Portfolios.....................................................................................5
         The International Stock Portfolios.......................................................................6
         Balanced Portfolio.......................................................................................6
         Corporate Bond Portfolio.................................................................................7
     Descriptions of Permissible Investments......................................................................7
         Asset-Backed Securities..................................................................................7
         Bank Obligations (Domestic and Foreign)..................................................................7
         Borrowings...............................................................................................8
         Common Stock.............................................................................................8
         Convertible Securities...................................................................................9
         Corporate Debt Securities...............................................................................10
         Derivatives.............................................................................................10
         Dollar Roll Transactions................................................................................11
         Foreign Securities......................................................................................11
         Futures and Options.....................................................................................13
         Guaranteed Investment Contracts and Funding Agreements..................................................16
         High Yield/Lower-Rated Debt Securities..................................................................16
         Linked Securities and Structured Products...............................................................17
         Money Market Instruments................................................................................18
         Mortgage-Backed Securities..............................................................................18
         Other Investment Companies..............................................................................20
         Pass-Through Securities (Participation Interests and Company Receipts)..................................21
         Preferred Stock.........................................................................................21
         Private Placement Securities and Other Restricted Securities............................................22
         REITs and Master Limited Partnerships...................................................................23
         Repurchase Agreements...................................................................................24
         Reverse Repurchase Agreements...........................................................................24
         Securities Lending......................................................................................24
         Short Sales.............................................................................................25
         Stripped Securities.....................................................................................25
         Swap Contracts..........................................................................................26
         U.S. Government Obligations.............................................................................26
         Variable- and Floating-Rate Instruments.................................................................27
         Warrants and Rights.....................................................................................27
         When-Issued Purchases, Delayed Delivery and Forward Commitments.........................................27
         Zero-Coupon, Pay-In-Kind and Step-Coupon Securities.....................................................28
     Other Considerations........................................................................................29
         Disclosure of Portfolio Information.....................................................................29
         Temporary Defensive Purposes............................................................................31
         Portfolio Turnover......................................................................................31
MANAGEMENT OF THE TRUST..........................................................................................31
     The Trustees and Principal Officers.........................................................................31
     Board Committees............................................................................................34



     Board Compensation..........................................................................................35
     Nations Funds Deferred Compensation Plan....................................................................36
     Beneficial Equity Ownership Information.....................................................................36
     Approval of Advisory and Sub-Advisory Agreements............................................................37
     Codes of Ethics.............................................................................................39
PROXY VOTING POLICIES AND PROCEDURES.............................................................................39
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................39
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................42
     Investment Adviser and Sub-Advisers.........................................................................42
         Portfolio Managers......................................................................................42
         Investment Advisory and Sub-Advisory Agreements.........................................................50
         Expense Limitations.....................................................................................50
         Advisory Fee Rates......................................................................................51
         Advisory Fees Paid......................................................................................51
         Sub-Advisory Fee Rates..................................................................................52
         Sub-Advisory Fees Paid..................................................................................52
     Administrator and Sub-Administrator.........................................................................53
         Administrator...........................................................................................53
         Sub-Administrator.......................................................................................53
         Administration and Sub-Administration Fees Paid.........................................................54
     Shareholder Servicing and Distribution Plan.................................................................55
     Expenses....................................................................................................56
     Other Service Providers.....................................................................................57
         Transfer Agents and Custodians..........................................................................57
         Independent Registered Public Accounting Firm...........................................................57
         Counsel.................................................................................................57
BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................57
     General Brokerage Policy, Brokerage Transactions and Broker Selection.......................................57
         Aggregate Brokerage Commissions.........................................................................60
     Brokerage Commissions Paid to Affiliates....................................................................60
     Directed Brokerage..........................................................................................61
     Securities of Regular Broker/Dealers........................................................................61
     Monies Paid to Broker/Dealers from the Adviser's or Distributor's Profit....................................62
CAPITAL STOCK....................................................................................................62
     Description of Shares of the Trust..........................................................................62
PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................63
     Purchase, Redemption and Exchange...........................................................................63
     Offering Price and Valuation................................................................................64
INFORMATION CONCERNING TAXES.....................................................................................65
     General.....................................................................................................66
     Equalization Accounting.....................................................................................66
     Excise Tax..................................................................................................66
     Taxation of Portfolio Investments...........................................................................67
     Taxation of a Separate Account of a Participating Insurance Company.........................................68
UNDERWRITER COMPENSATION AND PAYMENTS............................................................................68
PORTFOLIO Performance............................................................................................69
     Total Return Calculations...................................................................................70
APPENDIX A........................................................................................................1
APPENDIX B........................................................................................................1
APPENDIX C........................................................................................................1

                                 ABOUT THIS SAI

         WHAT IS THE SAI?

         The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Portfolios. It generally contains information about the Portfolios that the SEC has concluded is not required to be in the Portfolios' prospectus, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectus.

         Specifically, the SAI, among other things, provides information about the Trust, which is a Delaware statutory trust that "houses" the Portfolios; the investment policies and permissible investments of the Portfolios; the management of the Portfolios, including the Board, the investment adviser and sub-advisers; other service providers to the Portfolios; certain brokerage policies of the Portfolios; and performance information about the Portfolios.

         HOW SHOULD I USE THE SAI?

         The SAI is intended to be read in conjunction with the Portfolios' prospectus. The SAI is not a prospectus and is not a substitute for reading the prospectus. A copy of the prospectus may be obtained by calling Nations Portfolios at (800) 321-7854.

         WHAT GOVERNS THE TYPE OF INFORMATION THAT IS PUT IN THE SAI?

         The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

         IS THE SAI AVAILABLE ON THE INTERNET?

         Yes. The SAI is part of the registration statement for the Portfolios that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/companysearch.html. The "Company Name" that investors should search for is "Nations Separate Account Trust."

         WHO MAY I CONTACT FOR MORE INFORMATION?

         If you have any questions about the Portfolios, please call Nations Funds at (800) 321-7854 or contact your investment professional.

                              HISTORY OF THE TRUST

         The Trust is an open-end registered investment company in the Nations Funds Family. The Nations Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $150 billion.

         The Trust was organized as a Delaware business trust on November 24, 1997 and prior to May 1, 2001 was named Nations Annuity Trust. It has a fiscal year end of December 31.

         The Trust currently consists of ten different investment portfolios:
Value Portfolio, Marsico 21st Century Portfolio, Marsico Focused Equities Portfolio, Marsico Growth Portfolio, Small Company Portfolio, Marsico MidCap Growth Portfolio, International Value Portfolio, Marsico International Opportunities Portfolio, Asset Allocation Portfolio and Nations High Yield Bond Portfolio. All the Portfolios are diversified, with the exception of Nations Marsico Focused Equities Portfolio.

         In order to improve the Trust's variable annuity and variable life insurance fund options, management proposed, and shareholders approved at special shareholders meetings held on April 12, 2001, changes to the Trust's Portfolios. For certain Portfolios these changes included, among other things, changes to the name of a Portfolio and changes to its investment sub-adviser, investment objective and principal investment strategies. These changes went into effect on May 1, 2001. Prior to these changes: Small Company Portfolio was named Nations SmallCap Index Portfolio; Marsico International Opportunities Portfolio was named Nations International Growth Portfolio; Asset Allocation Portfolio was named Nations Balanced Assets Portfolio; Capital Growth Portfolio was named Nations Managed Index Portfolio; and Marsico 21st Century Portfolio was named Aggressive Growth Portfolio. In addition, effective May 1, 2002, the Marsico Growth & Income Portfolio changed its name to Marsico Growth Portfolio.

         In addition, effective January 1, 2003, BACAP replaced BA Advisors as the investment advisor for the Portfolios. For those portfolios that were served by BACAP as investment sub-adviser, BACAP continues in its new role as primary investment adviser to make the day-to-day investment decisions for the Portfolios. Also effective January 1, 2003, BA Advisors changed its name to BACAP Distributors and replaced Stephens as the Portfolios' distributor. BACAP Distributors also now serves as the Portfolios' administrator. Stephens no longer serves as co-administrator.

         On January 23, 2004, Capital Growth Portfolio reorganized into Nations Marsico Portfolio.

         Most recently, on November 1, 2004, Nations MidCap Growth Portfolio changed its name to Nations Marsico MidCap Growth Portfolio.

                        DESCRIPTION OF THE PORTFOLIOS AND
                           THEIR INVESTMENTS AND RISKS

         INVESTMENT POLICIES AND LIMITATIONS

         The investment objectives, principal investment strategies and the principal investment risks associated with these strategies for each Portfolio are discussed in the Portfolio's prospectus.

         The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Portfolios supplement the discussion in the prospectus. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board, without shareholder approval.

         Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Portfolio's acquisition of such security or asset.

         FUNDAMENTAL POLICIES

         Each Portfolio may not, as a matter of fundamental policy:

1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either:
         (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Portfolio may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Purchase or sell commodities, except that a Portfolio may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolios.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolios.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolios.

7. Except for Marsico Focused Equities Portfolio, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Portfolio's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolios.

         NON-FUNDAMENTAL POLICIES

         As a matter of non-fundamental policy:

1. Each Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Portfolios in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act. Any Portfolio that is purchased by another fund in the Nations Funds Family in reliance on
         Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2. Each Portfolio may not invest or hold more than 15% of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (c) repurchase agreements not terminable within seven days.

3. Each Portfolio may invest in futures or options contracts regulated by the CFTC for: (i) bona fide hedging purposes within the meaning of the rules of the CFTC; and (ii) for other purposes if, as a result, no more than 5% of a Portfolio's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

4. Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

5. Each Portfolio may not make investments for the purpose of exercising control of management. (Investments by the Portfolio in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

6. Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Portfolio segregates assets in the amount at least equal to the underlying security or asset.

7. Marsico Focused Equities Portfolio may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of one issuer, and with respect to 50% of such Portfolio's total assets, more than 5% of its assets would be invested in the securities of one issuer.

8. To the extent a Portfolio is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted or has the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Portfolio's investment objective or principal investment strategies complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

         EXEMPTIVE ORDERS

         In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Portfolios to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1. Pursuant to an exemptive order dated October 5, 1993, all current and future Portfolios advised by BACAP may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2. Pursuant to an exemptive order dated July 23, 1997, the Portfolios may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in
         Section 12(d)(1) of the 1940 Act.

3. Pursuant to an exemptive order dated December 27, 2000, the Portfolios may, subject to certain conditions, invest in shares of other affiliated funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities. See also the Portfolios' non-fundamental investment policy relating to investments in other investment companies.

4. Pursuant to an exemptive order dated August 24, 2001, the Portfolios may be made available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as directly to qualified plans and certain other permitted persons. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in the Trust and the interests of qualified plans investing in the Trust's Portfolios may conflict. The Trust does not currently foresee any disadvantages to shareholders arising from these potential conflicts of interest. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts.

5. Pursuant to an exemptive order dated September 5, 2003, the Portfolios may, subject to certain conditions, borrow money from other funds in the Nations Funds Family for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Portfolio investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

         PERMISSIBLE PORTFOLIO INVESTMENTS AND INVESTMENT TECHNIQUES

         A Portfolio's prospectus identifies and summarizes the types of securities in which a Portfolio invests as part of its principal investment strategies and the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

         Subject to its fundamental and non-fundamental investment policies:

         o Each Portfolio may borrow money, lend its securities and invest in securities issued by other registered investment companies. See "Descriptions of Permissible Investments--Borrowings," "Descriptions of Permissible Investments--Securities Lending" and "Descriptions of Permissible Investments--Other Investment Companies."

         o Each Portfolio permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. The fixed-income portion of the Asset Allocation Portfolio may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Portfolio, and the Portfolio will segregate assets as required by the 1940 Act (or as provided by applicable regulations, enter into certain offsetting positions to cover its obligations). See "Descriptions of Permissible Investments--Derivatives."

         o Each Portfolio may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Portfolio may invest in these securities without limit, when the Adviser:
              (i) believes that the market conditions are not favorable for more aggressive investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Portfolio will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

         THE STOCK PORTFOLIOS

         Value Portfolio and Small Company Portfolio: In addition to the types of securities described in the prospectus for each of these Portfolios, and consistent with its investment policies, objective and strategies, each of these Portfolios may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Portfolio's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Value Portfolio and Small Company Portfolio may each invest up to 20% of their assets in foreign securities, notwithstanding the general 10% limits discussed above. While these Portfolios reserve the right to so invest, investing in foreign securities is not considered a principal investment strategy of these Portfolios.

         Marsico Growth Portfolio, Marsico Focused Equities Portfolio, Marsico MidCap Growth Portfolio and Marsico 21st Century Portfolio: In addition to the types of securities described in the prospectus for each of these Portfolios, and consistent with its investment policies, objective and strategies, each of these Portfolios may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; high yield/lower-rated debt securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; provided however, that if any such security type is listed in a Portfolio's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Each Portfolio may invest up to 100% of its assets in linked securities and structured products, notwithstanding the 10% limits discussed above. While each Portfolio reserves the right to so invest, investing in these securities is not a principal investment strategy of the Portfolios.

         THE INTERNATIONAL STOCK PORTFOLIOS

         International Value Portfolio: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Portfolio may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); private placement and other illiquid securities; and REITs and master limited partnerships.

         Marsico International Opportunities Portfolio: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Portfolio may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus); high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

         The Portfolio may invest up to 100% of its assets in linked securities and structured products, notwithstanding the 10% limits discussed above. While the Portfolio reserves the right to so invest, investing in these securities is not a principal investment strategy of the Portfolio.

         BALANCED PORTFOLIO

         Asset Allocation Portfolio: In addition to the types of securities described in the prospectus for this Portfolio, and consistent with its investment policies, objective and strategies, this Portfolio may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in the Portfolio's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         The Portfolio is permitted to use derivatives and may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. Notwithstanding the 10% limit discussed above, the fixed-income portion of the Asset Allocation Portfolio may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Portfolio, and the Portfolio will segregate assets as required by the 1940 Act (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations.

         CORPORATE BOND PORTFOLIO

         High Yield Bond Portfolio: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Portfolio may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, corporate debt securities, foreign securities and pass-through securities.

         DESCRIPTIONS OF PERMISSIBLE INVESTMENTS

         Additional information about individual types of securities (including key considerations and risks) in which some or all of the Portfolios may invest is set forth below.

         ASSET-BACKED SECURITIES

         Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

         The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

         In addition, as purchasers of an asset-backed security, the Portfolios generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Portfolio has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Portfolio may experience losses or delays in receiving payment.

         BANK OBLIGATIONS (DOMESTIC AND FOREIGN)

         Bank obligations include, as examples, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

         A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and the interest rate on which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

         A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

         As a general matter, obligations of "domestic banks," are not subject to the Portfolios' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

         Certain Portfolios may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

         Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

         Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that their liquidity could be impaired because of political or economic developments, that the obligations may be less marketable than comparable obligations of domestic banks, that a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations, that the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

         BORROWINGS

         Each Portfolio has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

         As noted above, pursuant to an exemptive order expected from the SEC, a Portfolio will be able to, subject to certain conditions, borrow money from other funds in the Nations Funds Family for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with Portfolio investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

         A Portfolio also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments--Reverse Repurchase Agreements."

         COMMON STOCK

         Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may instead choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

         Key Considerations and Risks: Investments by a Portfolio in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Portfolio holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to them, like changes in earnings or management.

         With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

         Common stock investments also present the risk of investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Portfolios that invest primarily in these types of companies, such as the Small Company Portfolio, these risks can have a more acute effect on the value of the Portfolio's shares.

         Common stock investments also present the risks of investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop. For those Portfolios that focus their investments in a particular industry, these industry-related risks can have a significant effect on the value of these Portfolios' shares.

         CONVERTIBLE SECURITIES

         Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

         The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

         The Portfolios may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments--High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments--Warrants and Rights."

         Key Considerations and Risks: A Portfolio's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Portfolio may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Portfolio. A Portfolio's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Portfolio may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

         In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described under "Descriptions of Permissible Investments--Common Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

         See also Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock."

         CORPORATE DEBT SECURITIES

         Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

         The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

         See also "Descriptions of Permissible Investments--Foreign Securities," "Descriptions of Permissible Investments--Variable- and Floating-Rate Instruments" and "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

         Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Portfolio could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

         DERIVATIVES

         A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures, options, options on futures, forward foreign currency exchange contracts, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

         The Portfolios may use derivatives for a variety of reasons, including to: enhance a Portfolio's return; attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Portfolio's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Portfolio's portfolio.

         A Portfolio may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

         Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

         See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Linked Securities and Structured Products," "Descriptions of Permissible Investments--Stripped Securities," "Descriptions of Permissible Investments--Warrants and Rights" and "Descriptions of Permissible Investments--Swap Contracts."

         DOLLAR ROLL TRANSACTIONS

         Under a mortgage "dollar roll," a Portfolio sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Portfolio forgoes principal and interest paid on the mortgage-backed securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Portfolio enters into a mortgage "dollar roll," it must establish a segregated account with its Custodian, or by itself, in which it will maintain cash, U.S. Government securities or other liquid debt or equity securities equal in value to its obligations with respect to dollar rolls, and accordingly, such dollar rolls are not considered borrowings. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

         FOREIGN SECURITIES

         Foreign securities are debt, equity or derivative securities determined by the Portfolio's management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

         Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Portfolio may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency; or when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). The Portfolio itself, or its Custodian, will segregate cash, U.S. Government securities or other liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         A Portfolio may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are attempts to protect a Portfolio against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

         A Portfolio also may purchase American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

         Key Considerations and Risks: Foreign securities may pose risks above those typically associated with an equity, debt or derivative security due to:
(1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Portfolio's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible impositions of foreign taxes at high or potentially confiscatory levels and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

         Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

         As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Portfolio may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Portfolio may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

         Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Portfolio may invest may be subject to foreign withholding and other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject.

         FUTURES AND OPTIONS

         Futures and options contracts are derivative instruments that the Portfolios may utilize for a variety of reasons including, for hedging purposes, risk reduction, securities exposure, to enhance a Portfolio's return, to enhance a Portfolio's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments--Derivatives."

         Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Assets committed by a Portfolio to a futures contract will be segregated to the extent required by law. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimum's. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Portfolios require that all of their future transactions constitute bona fide hedging transactions except to the extent that the aggregate and initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Portfolio's portfolio.

         The Portfolios may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

         Options - Each Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks.

         A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index, or a narrower market index, such as the S&P 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange, and the Philadelphia Stock Exchange. A Portfolio's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction.

         Options on Futures - The Portfolios may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).

         Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

         With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If a Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if a Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Portfolio is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Portfolio will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Portfolio is exercised, the Portfolio's basis in the underlying instrument will be reduced by the net premium received when the option was written.

         With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such a situation, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Portfolio generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

         In addition, there is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

         The successful use by the Portfolios of futures and options on stock indexes will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. The Portfolios therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Portfolio's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Portfolio. Inasmuch as a Portfolio's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Portfolio will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.

         Each Portfolio will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount. Under current SEC guidelines, the Portfolios will maintain or "segregate" assets either themselves or with their Custodian to cover transactions in which the Portfolios write or sell options. Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover option obligations could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS

         Guaranteed investment contracts, investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Portfolio may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

         Key Considerations and Risks: A Portfolio will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Portfolio on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

         HIGH YIELD/LOWER-RATED DEBT SECURITIES

         A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments--Corporate Debt Securities."

         The Portfolios may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible
Investments--Convertible Securities."

         Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Portfolio will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Portfolios will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Portfolio may be more dependent on credit analysis than is the case for higher quality bonds.

         The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

         The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Portfolio's ability to:
(a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

         Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         LINKED SECURITIES AND STRUCTURED PRODUCTS

         Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible
Investments--Derivatives."

         Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Portfolio's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments--Other Investment Companies."

         SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Portfolio would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Portfolio would continue to pay its own management and advisory fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

         Key Considerations and Risks: Like all derivatives, a Portfolio's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Portfolio to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments--Private Placement Securities and Other Restricted Securities."

         SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from, and based upon, the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs.

         MONEY MARKET INSTRUMENTS

         Money market instruments are high-quality, short-term debt obligations, which include bank obligations, funding agreements, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplate a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

         Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

         See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts and Funding Agreements," "Descriptions of Permissible Investments--Repurchase Agreements" and "Descriptions of Permissible Investments--U.S. Government Obligations."

         Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support the instrument.

         MORTGAGE-BACKED SECURITIES

         A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments--Pass-Through Securities."

         Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low-, medium- and middle-income home buyers. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Portfolio will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Portfolio will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         OTHER INVESTMENT COMPANIES

         In seeking to attain their investment objectives, certain Portfolios may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Portfolios from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

         A Portfolio may purchase shares of exchange-traded funds ("ETFs"), which are a type of investment company. A Portfolio may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A Portfolio may also purchase ETF shares for other purposes, including improving its ability to track its underlying index.

         The 1940 Act generally requires that each Portfolio limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and
(c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Portfolio or by the company as a whole.

         Each Portfolio has obtained permission from the SEC (via an exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Portfolio, will find that the advisory fees applicable to the Portfolio relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Portfolio's advisory contract.

         Each Portfolio also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Portfolios may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BACAP and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolios for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the second paragraph (above) of this section.

         Key Considerations and Risks: A Portfolio may derive certain advantages from being able to invest in shares of other investment companies; for example, such investment may allow a Portfolio to gain exposure to a type of security. It also may facilitate a Portfolio being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Portfolio shares he holds directly, but also on the mutual fund shares that his Portfolio purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Portfolios.

         An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Portfolio could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


         PASS-THROUGH SECURITIES (PARTICIPATION INTERESTS AND COMPANY RECEIPTS)

         A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Portfolios, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Portfolio which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         PREFERRED STOCK

         Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

         Auction preferred stock ("APS") is a type of adjustable-rate preferred stock whose dividend is determined every seven weeks in a dutch auction process by corporate bidders. Shares are typically bought and sold at face values ranging from $100,000 to $500,000 per share. Auction preferred stock is sometimes known by the proprietary name given by the relevant broker, e.g., Merrill Lynch's AMPS (auction market preferred stock), Salomon Smith Barney's DARTS or First Boston's STARS. Benefits of APS include:

         o reduced interest rate risk--Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

         o preservation of principal--The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par, however the reset rate will reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

         o credit quality--most corporate APS carry an investment grade credit rating from both Moody's and S&P, municipal APS typically carry the highest credit rating from both Moody's and S&P (Aaa/AAA). This is primarily because the issuers of municipal APS are required under the 1940 Act to maintain at least 300% asset coverage for senior securities.

         o 70% dividend reduction--For corporate APS, qualified corporate buyers (except Subchapter S corporations) may deduct 70% of dividends received from federal income taxation under current regulations. However, in order to qualify for this deduction, the securities must be held a minimum of 46 days.

         Key Considerations and Risks: In addition to reinvestment risk, if interest rates trend lower, some specific risks with regard to APS include:

         o failed auction--Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectus and is typically influenced by the issuer's credit rating. In a failed auction, current shareholders are generally unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that 'unfail' the process, the shareholder may: 1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or 2) hold securities either indefinitely or in anticipation of the development of a secondary market.

         o early call risk--Although unlikely, the preferred shares are redeemable at any time, at the issuers option, at par plus accrued dividends.

         o loss of 70% dividend received deduction (DRD)--If a qualified corporation liquidates a position of APS in the secondary market prior to the 46-day holding period, the eligibility for DRD would be lost.

         Key Considerations and Risks: See Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

         PRIVATE PLACEMENT SECURITIES AND OTHER RESTRICTED SECURITIES

         Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

         Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

         Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Portfolio could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value due to the absence of a trading market.

         Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         REITS AND MASTER LIMITED PARTNERSHIPS

         A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Portfolio that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

         Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for preferential treatment under the Code.

         The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer's management skill. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect distribution payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

         REPURCHASE AGREEMENTS

         A repurchase agreement is a money market instrument that is a contract under which a Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Portfolio which are collateralized by the securities subject to repurchase. Typically, the Portfolios will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

         Pursuant to an exemptive order issued by the SEC, the Portfolios may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

         REVERSE REPURCHASE AGREEMENTS

         A reverse repurchase agreement is a contract under which a Portfolio sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Portfolio to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Portfolio. At the time a Portfolio enters into a reverse repurchase agreement, it may establish a segregated account on its own books or with its Custodian in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations with respect to reverse repurchase agreements.

         Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolios' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements if the Portfolios do not establish and maintain a segregated account. Under the requirements of the 1940 Act, the Portfolios are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Portfolios' asset coverage and other factors at the time of a reverse repurchase agreement, the Portfolios may not establish a segregated account when the Adviser believes it is not in the best interests of the Portfolios to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

         SECURITIES LENDING

         For various reasons, including to enhance a Portfolio's return, a Portfolio may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets. A Portfolio will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Portfolio will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

         Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risk, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

         SHORT SALES

         Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Portfolio closes its short position or replaces the borrowed security, the Portfolio will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

         A Portfolio will sometimes make short sales of securities when the Portfolio owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

         Key Considerations and Risks: The successful use by the Portfolios of short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Portfolios therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Portfolio sells a security short, and that security's price goes up, the Portfolio will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may be not be closed out. There can be no assurance that the Portfolio will not incur significant losses in such a case.

         Selling securities short "against the box" entails many of the same risks and considerations described above. However, when a Portfolio sells short "against the box" it typically limits the amount of securities that the Portfolio has leveraged.

         STRIPPED SECURITIES

         Stripped securities are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They are securities where an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities , or SMBS, are also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-Coupon Securities."

         The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

         Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by a Company's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Portfolio's per share net asset value.

         SWAP CONTRACTS

         Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names and include interest rate, index, credit, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

         Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. Additionally, whether a Portfolio's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Portfolio will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         The Adviser does not believe that a Portfolio's obligations under swap contracts are senior securities and, accordingly, a Portfolio will not treat them as being subject to its borrowing restrictions.

         U.S. GOVERNMENT OBLIGATIONS

         U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, or by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S.

Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

         Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

         Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

         VARIABLE- AND FLOATING-RATE INSTRUMENTS

         These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

         Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable- or floating-rate obligations.

         WARRANTS AND RIGHTS

         A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

         Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         WHEN-ISSUED PURCHASES, DELAYED DELIVERY AND FORWARD COMMITMENTS

         A Portfolio may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those where the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. When a Portfolio engages in these transactions, its Custodian, or the Portfolio itself, will segregate liquid assets equal to the amount of the commitment.

         A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Portfolio starting on the date the Portfolio agrees to purchase the securities. The Portfolio does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets. Fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.

         Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Portfolio's exposure to market fluctuation and may increase the possibility that the Portfolio's shareholders will suffer adverse federal income tax consequences if the Portfolio must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Portfolio relies on the other party to complete the transaction. If the transaction is not completed, the Portfolio may miss a price or yield considered to be advantageous. The Portfolio will employ techniques designed to reduce such risks. If the Portfolio purchases a when-issued security, the Portfolio's Custodian, or the Portfolio itself, will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Portfolio's when-issued commitments. To the extent that liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

         In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when a Portfolio purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Portfolio's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Portfolio's total assets, including the value of when-issued and delayed delivery securities held by the Portfolio, exceed its net assets.

         ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

         A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is tax-exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exist; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments--Stripped Securities."

         Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

         In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

         Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

         Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double in value, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

         OTHER CONSIDERATIONS

         DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of Nations Funds have adopted policies with respect to the disclosure of the Portfolios' portfolio holdings by the Portfolios, BACAP, or their affiliates. The Trustees of Nations Funds have adopted policies and procedures designed to ensure that disclosure of information regarding the Portfolios' portfolio securities is in the best interest of Portfolio shareholders, including procedures to address conflicts of interests of a Portfolio's shareholders, on the one hand, and those of a Portfolio's investment adviser, sub-adviser, or any affiliated person of a Portfolio, on the other. These policies provide that Portfolio portfolio holdings information generally may not be disclosed to any party prior to: (1) the day next following the posting of such information on the Portfolios' website at www.nationsfunds.com, if applicable, or (2) the day next following the filing of the information with the SEC in a required filing. Certain limited exceptions that have been approved by the Nations Funds Trustees as part of the Portfolios' policies are described below. The Trustees shall be updated as needed regarding the Portfolios' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Portfolio shareholders and those of BACAP and its affiliates. The Portfolios' policies prohibit BACAP and the Portfolios' other service providers from entering into any agreement to disclose Portfolio portfolio holdings information in exchange for any form of consideration. These policies apply to disclosure of portfolio holding information to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Portfolios' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Portfolios.

PUBLIC DISCLOSURES

The Portfolios' portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Portfolios' website at www.nationsfunds.com. This information is produced currently quarterly and is available on the Portfolios' website. The top ten holdings list also is provided [quarterly] in Portfolio descriptions that are included in the offering materials of variable annuity contracts and/or variable life insurance products.

The Portfolios file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Portfolio's fiscal year). Shareholders may obtain the Portfolios' Form N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Portfolios' Form N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public room. A complete list of each Portfolio's holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com by clicking on the link relating to N-Q filings and will remain available on the linked website as part of the Trust's filings with the SEC.

The scope of the information provided pursuant to the Portfolios' policies relating to each Portfolio's portfolio that is made available on the website may change from time to time without prior notice.

The Portfolios, BACAP or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

OTHER DISCLOSURES

The Portfolios' policies provide that non-public disclosures of the Portfolios' portfolio holdings may be made if (1) the Portfolios have a legitimate business purpose for making such disclosure, (2) the Portfolios' chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Portfolios' periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Portfolios with their day-to-day business affairs. In addition to BACAP and its affiliates, these service providers include the Portfolios' sub-advisers, the Portfolios' independent registered public accounting firm, legal counsel, and financial printer, and the Portfolios' proxy voting service provider. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolios. The Portfolios may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Portfolio, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Portfolios currently have ongoing arrangements with certain approved recipients to disclose portfolio holdings information prior to their being made public. These special arrangements include the following:



                                                                                                         INDIVIDUAL OR
                                                                                                          CATEGORY OF
                                                                                                          INDIVIDUALS
 IDENTITY                                             CONDITIONS/RE-STRICTIONS                              WHO MAY
    OF             COMPENSATION/CONSIDERATION                  ON USE                  FREQUENCY OF        AUTHORIZE
RECIPIENT                   RECEIVED                       OF INFORMATION               DISCLOSURE         DISCLOSURE
---------          --------------------------         ------------------------         ------------      -------------
                                                      on Use of Information
FitchRatings          None                            Use of portfolio                Weekly            Chief Executive
                                                      holding information                               Officer
                                                      solely for
                                                      FitchRatings' use in
                                                      maintaining ratings on
                                                      certain money market
                                                      funds.

InvestorTools,        None                            Access to holdings              Real time         Chief Executive
Inc.                                                  granted solely for the                            Officer
                                                      purpose of testing back
                                                      office conversion of
                                                      trading systems.

Thomson Financial     None                            Access to holdings              Real time         Chief Executive
                                                      granted solely for the                            Officer
                                                      purpose of testing back
                                                      office conversion of
                                                      trading systems.

         TEMPORARY DEFENSIVE PURPOSES

         Each Portfolio may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

         When a Portfolio engages in such strategies, it may not achieve its investment objective.

         PORTFOLIO TURNOVER

         A change in the securities held by a Portfolio is known as "portfolio turnover." The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance.

         The Portfolio turnover rate for Nations Marsico MidCap Growth Portfolio increased to 151% for the fiscal year ended December 31, 2004 from 51% for the prior fiscal year ended December 31, 2003, principally because Marsico Capital became the investment sub-adviser for the Portfolio on November 2, 2004.

         For each Portfolio's portfolio turnover rate, see the "Financial Highlights" in the prospectus.


                             MANAGEMENT OF THE TRUST

         The business and affairs of the Trust are managed under the direction of its Board. The Board is generally responsible for the overall management and supervision of the business and affairs of the Trust and the Portfolios, which includes formulating policies for the Portfolios, approving major service provider contracts (including investment advisory agreements) and authorizing Trust officers to carry out the actions of the Board. A majority of the Trustees are not affiliated with the Adviser or otherwise "interested persons" as defined in the 1940 Act; these Trustees are referred to as Independent Trustees. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the Independent Trustees have particular responsibilities for assuring that the Trust is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

         The Board, including certain of its Committees described below, meets at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Portfolios. At least annually, the Board reviews, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Portfolio shares.

         THE TRUSTEES AND PRINCIPAL OFFICERS

         The following table provides basic information about the Trustees and principal Officers of the Trust. No person shall be qualified to stand for election or appointment as a Trustee if such person has already reached the age of 72. Each Trustee shall retire from service on the Board no later than the end of the calendar year in which such Trustee reaches age 72, provided that any Trustee may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

         All of the Trustees are Independent Trustees. The address of each Trustee and principal Officer is: c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.

                           TERM OF                                              NUMBER
                           OFFICE AND                                           OF FUNDS
NAME AND AGE               LENGTH OF                                            IN FUNDS
POSITION HELD WITH THE     TIME SERVED  PRINCIPAL OCCUPATION(s) DURING THE      COMPLEX    OTHER DIRECTORSHIPS HELD BY
TRUSTS                                  PAST FIVE YEARS                         OVERSEEN   TRUSTEE
Edward J. Boudreau, Jr.    Indefinite   Managing Director - E.J. Boudreau &     78         Trustee - The Museum of
Age 60                     term;        Associates (consulting), through                   Science, Boston; Advisory
Trustee                    Trustee      current; Chairman and Chief Executive              Board Member - Perennial
                           since        Officer - John Hancock Funds (mutual               Capital Advisors
                           January      funds), from 1989 to 2000
                           2005

William P. Carmichael      Indefinite   Retired; Senior Managing Director -     78         Director - Cobra Electronics
Age:  61                   term;        The Succession Fund (a company formed              Corporation (electronic
Trustee and Chairman of    Trustee      to advise and buy family owned                     equipment manufacturer),
the Board                  since 1999   companies), from 1998 to April 2001                Rayovac Corp. (batteries)
                                                                                           and The Finish Line
                                                                                           (apparel); and Chairman of
                                                                                           the Board and Director -
                                                                                           Hatteras Income Securities,
                                                                                           Inc. ("Hatteras")

William A. Hawkins         Indefinite   President, Retail Banking - IndyMac     78         Vice Chairman - San Gabriel
Age:  62                   term;        Bancorp, Inc., from September 1999 to              Valley Red Cross; Director -
Trustee                    Trustee      August 2003                                        Leadership Pasadena and
                           since                                                           Operation Hope; and Trustee
                           January                                                         - The Chandler School
                           2005

R. Glenn Hilliard          Indefinite   Chairman and Chief Executive Officer    78         Director - Conseco, Inc.
Age:  61                   term;        - Hilliard Group LLC (investing and                (insurance), Alea Group
Trustee                    Trustee      consulting), from April 2003 through               Holdings (Bermuda), Ltd.
                           since        current; Chairman and Chief Executive              (insurance), Piedmont
                           January      Officer - ING Americas, from 1999 to               Medical Center, and High
                           2005         April 2003; and Executive Chairman -               Museum of Art, Atlanta; and
                                        Conseco, Inc. (insurance), from                    President and Director -
                                        September 2004 through current                     Clemson University Foundation

Minor M. Shaw              Indefinite   President - Micco Corporation and       78         Board Member - Piedmont
Age:  57                   term;        Mickel Investment Group                            Natural Gas; Chairman and
Trustee                    Trustee                                                         Trustee - The Daniel-Mickel
                           since 2003                                                      Foundation of South Carolina;
                                                                                            Vice-Chairman and Trustee -
                                                                                            Greenville-Spartanburg Airport
                                                                                            Commission; Trustee - Duke
                                                                                            Endowment, The Hollingsworth
                                                                                            Funds, The Belle Baruch
                                                                                            Foundation and the South Carolina
                                                                                            Foundation for Independent
                                                                                            Colleges; Chairman - Urban League
                                                                                            of the Upstate; Board Member -
                                                                                            United Way of Greenville County
                                                                                            and United Way of South Carolina

                                                   PRINCIPAL OFFICERS

Christopher L. Wilson      Indefinite   President and Chief Executive Officer   n/a        n/a
Age:  47                   Term;        - the Trusts and Hatteras, since
President and Chief        President    January 2005; President - Columbia
Executive Officer          and Chief    Funds, Liberty Funds and Stein Roe
                           Executive    Funds, since October 2004; Senior
                           Officer      Vice President - Columbia Management
                           since        Advisors, Inc., Columbia Funds
                           January      Distributor, Inc. and BACAP
                           2005         Distributors, since January 2005;
                                        Managing Director - BACAP, since
                                        January 2005; Director - Columbia
                                        Funds Services, Inc., since January
                                        2005; President and Chief Executive
                                        Officer - CDC IXIS AM Services, Inc.
                                        (asset management), from September 1998
                                        through August 2004; and a senior
                                        officer or director of various other
                                        Bank of America-affiliated entities,
                                        including other registered and
                                        unregistered funds


                           TERM OF                                              NUMBER
                           OFFICE AND                                           OF FUNDS
NAME AND AGE               LENGTH OF                                            IN FUNDS
POSITION HELD WITH THE     TIME SERVED  PRINCIPAL OCCUPATION(s) DURING THE      COMPLEX    OTHER DIRECTORSHIPS HELD BY
TRUSTS                                  PAST FIVE YEARS                         OVERSEEN   TRUSTEE
J. Kevin Connaughton       Indefinite   Treasurer and Chief Financial Officer   n/a        n/a
Age:  40                   term;        - the Trusts and Hatteras, since
Treasurer and Chief        Treasurer    January 2005; Treasurer - Columbia
Financial Officer          and Chief    Funds, since October 2003, and the
                           Financial    Liberty Funds, Stein Roe Funds and
                           Officer      Liberty All-Star Funds, since
                           since        December 2000; Vice-President -
                           January      Columbia Management Advisors, Inc.,
                           2005         since April 2003; President -
                                        Columbia Funds, Liberty Funds and Stein
                                        Roe Funds, from February 2004 to October
                                        2004; Chief Accounting Officer and
                                        Controller - Liberty Funds and Liberty
                                        All-Star Funds, from February 1998 to
                                        October 2000; Treasurer - Galaxy Funds,
                                        since September 2002; Treasurer, from
                                        December 2002 to December 2004, and
                                        President, from February 2004 to
                                        December 2004 - Columbia Management
                                        Multi-Strategy Hedge Fund, LLC; Vice
                                        President - Colonial Management
                                        Associates, Inc., from February 1998 to
                                        October 2000; and a senior officer of
                                        various other Bank of America-affiliated
                                        entities, including other registered and
                                        unregistered funds

Mary Joan Hoene            Indefinite   Senior Vice-President and Chief         n/a        n/a
Age:  55                   term;        Compliance Officer - the Trusts and
Senior Vice President      Senior       Hatteras, since August 2004; Senior
and Chief Compliance       Vice-PresidenVice President and Chief Compliance
Officer                    and Chief    Officer - Columbia Funds, Liberty
                           Compliance   Funds, Stein Roe Funds and Liberty
                           Officer      All-Star Funds, since August 2004;
                           since        Partner - Carter, Ledyard & Milburn
                           August 2004  LLP, from January 2001 to August
                                        2004; Counsel - Carter, Ledyard &
                                        Milburn LLP, from November 1999 to
                                        December 2000; Vice President and
                                        Counsel - Equitable Life Assurance
                                        Society of the United States, from April
                                        1998 to November 1999; and a senior
                                        officer of various other Bank of
                                        America-affiliated entities, including
                                        other registered and unregistered funds

R. Scott Henderson         Indefinite   Secretary and Chief Legal Officer -     n/a        n/a
Age:  45                   term;        the Trusts; Associate General Counsel
Secretary and Chief        Secretary    - Bank of America Corporation, since
Legal Officer              and Chief    September 2004; Of Counsel - Bingham
                           Legal        McCutchen from 1995 to 2004.
                           Officer
                           since
                           March 2005

Michael Clarke             Indefinite   Assistant Treasurer and Chief           n/a        n/a
Age:  35                   term;        Accounting Officer - the Trusts and
Assistant Treasurer and    Assistant    Hatteras, since January 2005; Chief
Chief Accounting Officer   Treasurer    Accounting Officer - Columbia Funds,
                           and Chief    Liberty Funds and Liberty All-Star
                           Accounting   Funds, since October 2004;
                           Officer      Controller, from May 2004 to October
                           since        2004, and Assistant Treasurer, from
                           January      June 2002 to May 2004 - Columbia
                           2005         Funds, Liberty Funds and Liberty
                                        All-Star Funds; Vice-President, Product
                                        Strategy & Development - Liberty Funds
                                        Group from February 2001 to June 2002;
                                        Assistant Treasurer - Liberty Funds and
                                        the Liberty All-Star Funds, from August
                                        1999 to February 2001; Audit Manager -
                                        Deloitte & Touche LLP, from May 1997 to
                                        August 1999.

                           TERM OF                                              NUMBER
                           OFFICE AND                                           OF FUNDS
NAME AND AGE               LENGTH OF                                            IN FUNDS
POSITION HELD WITH THE     TIME SERVED  PRINCIPAL OCCUPATION(s) DURING THE      COMPLEX    OTHER DIRECTORSHIPS HELD BY
TRUSTS                                  PAST FIVE YEARS                         OVERSEEN   TRUSTEE
Jeffrey R. Coleman         Indefinite   Assistant Treasurer and Controller -    n/a        n/a
Age:  35                   term;        the Trusts and Hatteras, since
Assistant Treasurer and    Assistant    January 2005; Director, Financial
Controller                 Treasurer    Reporting and Fund Treasury -
                           and          Columbia Management Group, since
                           Controller   October 2004; Vice President - CDC
                           since        IXIS AM Services, Inc., since
                           January      February 2002; Deputy Treasurer - CDC
                           2005         Nvest Fund, Loomis Sayles Funds and
                                        the AEW Real Estate Income Fund, since
                                        February 2002; and Assistant Treasurer -
                                        AEW Real Estate Income Fund, from August
                                        2000 to February 2002.

         BOARD COMMITTEES

         The Trust has an Audit Committee, a Governance Committee and an Investment Committee.

         The function of each Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund's investment adviser(s), administrator(s) and other key service providers (other than the independent auditors)) is primarily responsible for the preparation the financial statements of each Fund, and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent auditors are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While each Audit Committee has the duties and powers set forth in the Audit Committee charter, each Audit Committee is not responsible for planning or conducting and Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

         The Audit Committee has, among other things, specific power and responsibility to: i) oversee its Funds' accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements; and iv) pre-approve all non-audit services provided by a Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Each Trustee is a member of the Audit Committee. The Audit Committee members are all not "interested" persons (as defined in the 1940 Act). The Audit Committee met 5 times in 2003.

         The primary responsibilities of the Governance Committee include, as set forth in its charter: i) nominating Independent Trustees; ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund's investment adviser or sub-adviser or any control affiliate thereof ("Unaffiliated Trustees"), including deferred compensation and retirement policies; and iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively.

Each Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. Each Trustee is a member of the Governance Committee. The Governance Committee met 5 times in 2003.

         The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Portfolios; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee The Investment Committee met 2 times in 2003.

         BOARD COMPENSATION

         Trustees are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:



Base Compensation
Base Retainer Fee.......................................       $75,000 per year
In-Person Meeting Fee...................................       $7,000 per meeting (paid on a per meeting basis,
                                                               even if meeting occurs over multiple days)
Telephonic Meeting Fee..................................       $1,000 per meeting
Audit Committee Meeting Fee.............................       $1,000 per meeting (if not held in connection with
                                                               a regularly scheduled Board meeting)
Governance Committee Meeting Fee........................       $1,000 per meeting (if not held in connection with
                                                               a regularly scheduled Board meeting)
Investment Committee Meeting Fee........................       $1,000 per meeting (if not held in connection with
                                                               a regularly scheduled Board meeting)

Additional Compensation

Chairman................................................       25% of the combined total of the base retainer fee
                                                               and all meeting fees
Audit Committee Chairman................................       10% of the combined total of the base retainer fee
                                                               and all meeting fees
Governance Committee Chairman...........................       10% of the combined total of the base retainer fee
                                                               and all meeting fees
Investment Committee Chairman...........................       10% of the combined total of the base retainer fee
                                                               and all meeting fees

         Compensation Table for the Fiscal Year Ended December 31, 2004


                                                            Total Compensation from
                                 Aggregate                  from the Nations
                                 Compensation from the      Funds Complex Paid
   Name of Nominee               Trust(2)                   to Directors(3)(4)
   ---------------               ---------------------      -----------------------
Edward J. Boudreau, Jr                          N/A                       N/A
William P. Carmichael                $    24,813.60            $   185,500.00
Minor Mickel Shaw                    $    19,851.00            $   136,000.00
R. Glenn Hilliard                               N/A                       N/A
William A. Hawkins                              N/A                       N/A

----------

    (1) Only Mr. Carmichael and Ms. Shaw were Trustees during the period. Messrs. Boudreau, Hawkins and Hilliard were not Trustees during the period.

    2)All Trustees receive reasonable reimbursements for expenses related to their attendance at meetings of the Board. Except to the extent that William P. Carmichael, as Chairman of the Boards, can be deemed to be an officer of the Trusts, no officer of any Trust receives direct remuneration from such Trust for serving in such capacities.

    (3) Mr. Carmichael received compensation from five investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Mrs. Shaw received compensation from three investment companies deemed to be part of the Nations Funds complex.

    (4) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: William P. Carmichael $154,777.74 and Minor Mickel Shaw $61,911.65.

         NATIONS FUNDS DEFERRED COMPENSATION PLAN

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.

         BENEFICIAL EQUITY OWNERSHIP INFORMATION

         As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

         The table below shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000;
D = $50,001-$100,000; and E = over $100,000.

       Beneficial Equity Ownership in Portfolios and Nations Funds Family
                      Calendar Year Ended December 31, 2004

                              DOLLAR RANGE OF EQUITY SECURITIES         AGGREGATE DOLLAR RANGE OF EQUITY
NOMINEE                       OF A FUND                                 SECURITIES OF NATIONS FUNDS FAMILY
-------                       ---------------------------------         ----------------------------------
Edward J. Boudreau, Jr.       All Funds - A                                               A

William P. Carmichael         Convertible Securities Fund - D                             E
                              High Yield Bond Fund - D
                              International Value Fund - E
                              Marsico Focused Equities Fund - E
                              SmallCap Index Fund - E
                              Small Company Growth Fund - E
                              All Other Funds - A

William A. Hawkins            All Funds - A                                               A

R. Glenn Hilliard             All Funds - A                                               A

Minor M. Shaw                 International Value Fund - C                                E
                              LargeCap Index Fund - C
                              Marsico Focused Equities Fund - C
                              MidCap Index Fund - B
                              SmallCap Index Fund - B
                              All Other Funds - A

         APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

         Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the Advisory Agreements for the Portfolios. At each quarterly meeting, the Board reviews, among other information, performance data and information about the nature and quality of services provided by the Advisers. Then, at least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements. This information includes comparative fee information, profitability information, performance data, a description of the investment approach and style, experience and management resources of the Advisers and information about the financial condition of the Advisers.

         In approving the Advisory Agreements, the Board reviewed detailed statistical information regarding the performance and expenses of the Portfolios and was provided with a description of the methodology used to prepare this information. For comparative purposes, the Board reviewed performance information for a group of Portfolios that was similar to each Portfolio ("Peer Group"), the relevant universe of funds provided by Lipper Inc., an independent provider of investment company data (the "Lipper Universe"), and an appropriate broad-based market index. The Board also reviewed data relating to the volatility of each Portfolio as compared to its total return. The Board also reviewed, for each Portfolio as compared to its Peer Group and Lipper Universe, the: (i) combined advisory and administration fees both before and after fee waivers and/or expense reimbursements; (ii) actual expense ratios; (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) data showing the impact of breakpoints on contractual advisory fees as assets increase, noting that only one Portfolio currently utilizes a breakpoint structure.

         During its review, the Board considered the advisory and other fees paid by the Portfolios to BACAP and BA Advisors (the previous primary investment adviser to the Portfolios, together with BACAP the "Primary Adviser") for advisory and other services it provides to the Portfolios, as well as fees paid by the Primary Adviser to the other Advisers for services they provide to the Portfolios. The Board also reviewed information pertaining to the fee structure for each Portfolio and considered whether alternative fee structures (such as breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that might accrue from increases in a Portfolio's asset levels.

         The Board reviewed the fee waiver and/or expense reimbursement arrangements currently in place for most of the Portfolios. Specifically, the Board received a report showing the impact of such waivers and/or reimbursements, and considered what the expense ratios of the Portfolios would be absent the waivers and/or reimbursements. The Board reviewed the Portfolios that currently do not have fee waiver and/or expense reimbursement arrangements, and considered whether waivers and/or reimbursements would be appropriate for such Portfolios given their current fees and expenses as compared to their Peer Groups and Lipper Universes. Additionally, the Boards were provided with information about fees charged by the Advisers to other similar clients or accounts.

         The Board considered "fall-out" or ancillary benefits received by each Adviser and its affiliates as a result of its relationship with the Portfolios. Such benefits could include, among others, benefits attributable to an Adviser's relationship with the Portfolios (such as soft-dollar credits) and benefits potentially derived from an increase in an Adviser's business as a result of its relationship with the Portfolios (such as the ability to market to shareholders other financial products offered by the Adviser).

         Each Adviser's most recent Form ADV was made available to the Board. The Board analyzed each Adviser's background and the scope and nature of the services that it provides to the Portfolios. Among other things, the Board reviewed the investment experience of each Adviser. The Board was advised that the Primary Adviser has established an investment program for each Portfolio and either makes, or supervises and evaluates the various sub-advisers who make, the day-to-day investment decisions for the Portfolios. The Board was further advised that, for sub-advised Portfolios, the Primary Adviser has expertise in hiring and overseeing the activities of sub-advisers in the various asset classes and, where relevant, the ability to oversee multiple sub-advisers with different investment approaches and styles. The Board also was advised that the Primary Adviser's responsibilities include monitoring each Portfolio's compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures, including the Advisers' policies relating to their respective Codes of Ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Portfolios' portfolio investments and operations, the process for monitoring and evaluating third-party services and the maintenance of books and records of the Portfolios and the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers. The Board also considered the background and experience of the senior management of each Adviser and the expertise of, and amount of attention given to the Portfolios by, investment analysts and both junior and senior investment personnel of each Adviser.

         Before approving the Advisory Agreements, the Board reviewed a detailed profitability analysis of the Primary Adviser based on the fees payable under the Advisory Agreements, including any fee waivers or fee caps, as well as other relationships between the Portfolios on the one hand and the Primary Adviser and its affiliates on the other. The Board also received profitability information for the other Advisers as applicable for each Portfolio. In approving BACAP as the Primary Adviser to the Portfolios, the Board considered the fact that most Portfolios would be transitioning from a two-tiered advisory structure with BA Advisors serving as Primary Adviser and BACAP serving as investment sub-adviser, to a single-tiered structure with only BACAP serving as the Primary Adviser. The Board analyzed each Portfolio's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1 distribution fees, as well as the contractual fee caps that are in place for most of the Portfolios.

         In addition to the above considerations, the Board analyzed certain factors relating specifically to sub-advisers and BACAP for Portfolios that do not have a sub-adviser (each a "Portfolio Adviser"). For example, the Board considered each Portfolio Adviser's investment approach and style, research capabilities, means for executing portfolio transactions and scope of investment services. The Board analyzed the degree to which each Portfolio Adviser's investment approach and style are suited to the Portfolio(s) it manages, and received information about the sources of its investment research and analysis. The Board reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for performing investment services for the Portfolios. The Board also reviewed each Portfolio Adviser's procedures for selecting brokers to execute portfolio transactions for the Portfolios, including the factors considered in selecting a broker to execute portfolio transactions and any soft dollar arrangements. The Board considered the standards applied and performance achieved in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to brokerage allocation procedures. The Board reviewed each Portfolio Adviser's method for allocating portfolio investment opportunities among the Portfolios and other advisory clients.

         Finally, in evaluating the Advisers, the Board was informed that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel. Similarly, the Board reviewed each entity's ability to provide a competitive compensation package, including incentive and retirement plans, to its employees. In addition, the Board reviewed recent and anticipated hirings and departures of key personnel, the Advisers' policies relating to assignment of key personnel to the Portfolios, and the general nature of the compensation structure applicable to key personnel, including portfolio managers.

         Based on the above analysis, the Board, including the Independent Trustees as assisted by independent legal counsel, determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the factors more fully discussed above, including: (i) the advisory fees paid by the Portfolios compared to other similar funds; (ii) each Adviser's background and experience;
(iii) the quality of services provided by each of the Advisers; and (iv) the level of profits realized by the Advisers from their advisory arrangement with the Portfolios.

         CODES OF ETHICS

         The Trust, each Adviser and BACAP Distributors have adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which, among other things, provides that the Board must review each Code of Ethics at least annually.

         The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Portfolio, or (ii) was being purchased or sold by a Portfolio. For purposes of the Codes of Ethics, an access person means
(i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Trustees, to submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The Codes of Ethics for the Trust, Advisers and BACAP Distributors are on public file with, and are available from, the SEC.

                      PROXY VOTING POLICIES AND PROCEDURES

         For a copy of the policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Portfolios, see "Appendix C" to the SAI. In addition, a description or a copy of the policies and procedures used by each Adviser, on behalf of the Portfolio(s) it advises, to determine how to vote proxies relating to portfolio securities held by such Portfolio(s) is also included at "Appendix C" to the SAI.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of April 8, 2005, Hartford Life Insurance Company, PO Box 2999, Hartford, CT 06104-2999, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Portfolios, shown below, in that it is deemed to beneficially own greater than 25% of the outstanding shares of a Portfolio by virtue of its fiduciary or trust roles.

         As of April 8, 2005, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by a Company to own beneficially 5% or more of a Portfolio's outstanding shares) is:

PORTFOLIO                      OWNER-SHIP                                         ACCOUNT                   % OF
NAME                             TYPE              REGISTRATION                   SHARES OWNED            PORTFOLIO
NATIONS ASSET ALLOCATION          B       HARTFORD LIFE INSURANCE COMPANY         1,928,116.972             93.26%
PORTFOLIO                                 SEPARATE ACCOUNT TWO
                                          ATTN DAVID TEN BROECK
                                          P O BOX 2999
                                          HARTFORD CT 06104-2999

NATIONS ASSET ALLOCATION          B       VARIABLE SEPARATE ACCOUNT OF ANCHOR       134,944.200              6.52%
PORTFOLIO                                 NATIONAL LIFE
                                          INSURANCE CO
                                          PO BOX 54299
                                          LOS ANGELES CA
                                          90054-0299

NATIONS HIGH YIELD BOND           B       HARTFORD LIFE INSURANCE COMPANY         5,699,740.843             60.04%
PORTFOLIO                                 SEPARATE ACCOUNT TWO
                                          ATTN DAVID TEN BROECK
                                          P O BOX 2999
                                          HARTFORD CT 06104-2999

NATIONS HIGH YIELD BOND           R       TRANSAMERICA LIFE INSURANCE CO            796,952.940              8.39%
PORTFOLIO                                 IMMEDIATE INCOME BUILDER
                                          4333 EDGEWOOD RD NE
                                          ATTN FMD ACCOUNTING MS 4410
                                          CEDAR RAPIDS IA 52499

NATIONS HIGH YIELD BOND           B       VARIABLE SEPARATE ACCOUNT OF ANCHOR     2,686,031.899             28.29%
PORTFOLIO                                 NATIONAL LIFE INSURANCE CO
                                          PO BOX 54299
                                          LOS ANGELES CA 90054-0299

NATIONS INTERNATIONAL VALUE       R       TRANSAMERICA LIFE INSURANCE CO            227,187.226             10.42%
PORTFOLIO                                 IMMEDIATE INCOME BUILDER II
                                          33 EDGEWOOD RD NE
                                          ATTN FMD ACCOUNTING MS 4410
                                          CEDAR RAPIDS IA 52499

NATIONS INTERNATIONAL VALUE       B       HARTFORD LIFE INSURANCE COMPANY         1,231,970.370             56.54%
PORTFOLIO                                 SEPARATE ACCOUNT TWO
                                          ATTN DAVID TEN BROECK
                                          P O BOX 2999
                                          HARTFORD CT 06104-2999

NATIONS INTERNATIONAL VALUE       B       VARIABLE SEPARATE ACCOUNT OF ANCHOR       661,020.948             30.34%
PORTFOLIO                                 NATIONAL LIFE INSURANCE CO
                                          PO BOX 54299
                                          LOS ANGELES CA 90054-0299

NATIONS MARISCO FOCUSED           B       HARTFORD LIFE INSURANCE COMPANY         7,904,321.438             67.64%
EQUITIES PORTFOLIO                        SEPARATE ACCOUNT TWO
                                          ATTN DAVID TEN BROECK
                                          P O BOX 2999
                                          HARTFORD CT 06104-2999

NATIONS MARISCO FOCUSED           R       TRANSAMERICA LIFE INSURANCE CO            590,967.521              5.05%
EQUITIES PORTFOLIO                        IMMEDIATE INCOME
                                          BUILDER
                                          4333 EDGEWOOD RD NE
                                          ATTN FMD ACCOUNTING MS 4410
                                          CEDAR RAPIDS IA 52499

NATIONS MARISCO FOCUSED           B       VARIABLE SEPARATE ACCOUNT OF ANCHOR     3,015,994.104             25.80%
EQUITIES PORTFOLIO                        NATIONAL LIFE INSURANCE CO
                                          PO BOX 54299
                                          LOS ANGELES CA 90054-0299

PORTFOLIO                      OWNER-SHIP                                         ACCOUNT                   % OF
NAME                             TYPE              REGISTRATION                   SHARES OWNED            PORTFOLIO
NATIONS MARISCO GROWTH            B       HARTFORD LIFE INSURANCE COMPANY         5,752,778.985             60.14%
PORTFOLIO                                 SEPARATE ACCOUNT TWO
                                          ATTN DAVID TEN BROECK
                                          P O BOX 2999
                                          HARTFORD CT 06104-2999

NATIONS MARISCO GROWTH            R       TRANSAMERICA LIFE INSURANCE CO RIB        734,730.853              7.68%
PORTFOLIO                                 III
                                          4333 EDGEWOOD RD NE
                                          ATTN FMD ACCOUNTING MS 4410
                                          CEDAR RAPIDS IA 52499

NATIONS MARISCO GROWTH            R       GE LIFE AND ANNUITY ASSURANCE           2,488,752.565             26.02%
PORTFOLIO                                 CO
                                          6610 W BROAD ST
                                          RICHMOND VA 23230

NATIONS MARISCO                   B       HARTFORD LIFE INSURANCE COMPANY         4,176,219.065             52.42%
INTERNATIONAL OPPORTUNITIES               SEPARATE ACCOUNT TWO
PORTFOLIO                                 ATTN DAVID TEN BROECK
                                          P O BOX 2999
                                          HARTFORD CT 06104-2999

NATIONS MARISCO                   R       TRANSAMERICA LIFE INSURANCE CO RIB        494,890.686              6.21%
INTERNATIONAL OPPORTUNITIES               III
PORTFOLIO                                 4333 EDGEWOOD RD NE
                                          ATTN FMD ACCOUNTING MS 4410     CEDAR
                                          RAPIDS IA 52499

NATIONS MARISCO                   R       GE LIFE AND ANNUITY ASSURANCE           2,701,089.805             33.90%
INTERNATIONAL OPPORTUNITIES               CO
PORTFOLIO                                 6610 W BROAD ST
                                          RICHMOND VA 23230

NATIONS MARSICO 21ST CENTURY      B       HARTFORD LIFE INSURANCE COMPANY         1,624,898.305             82.13%
PORTFOLIO                                 SEPARATE ACCOUNT TWO
                                          ATTN DAVID TEN BROECK
                                          P O BOX 2999
                                          HARTFORD CT 06104-2999

NATIONS MARSICO 21ST CENTURY      R       TRANSAMERICA LIFE INSURANCE CO            197,731.156              9.99%
PORTFOLIO                                 IMMEDIATE INCOME
                                          BUILDER
                                          4333 EDGEWOOD RD NE
                                          ATTN FMD ACCOUNTING MS 4410
                                          CEDAR RAPIDS IA 52499

NATIONS MARSICO 21ST CENTURY      B       VARIABLE SEPARATE ACCOUNT                 131,795.576              6.66%
PORTFOLIO                                 OF ANCHOR NATIONAL
                                          LIFE INSURANCE CO
                                          PO BOX 54299
                                          LOS ANGELES CA 90054-0299

NATIONS MARSICO MIDCAP            B       HARTFORD LIFE INSURANCE COMPANY         6,798,006.245             89.10%
GROWTH PORTFOLIO                          SEPARATE ACCOUNT TWO
                                          ATTN DAVID TEN BROECK
                                          P O BOX 2999
                                          HARTFORD CT 06104-2999

NATIONS MARSICO MIDCAP            R       TRANSAMERICA LIFE INSURANCE CO            409,545.227              5.36%
GROWTH PORTFOLIO                          IMMEDIATE INCOME
                                          BUILDER
                                          4333 EDGEWOOD RD NE
                                          ATTN FMD ACCOUNTING MS 4410
                                          CEDAR RAPIDS IA 52499

NATIONS SMALL COMPANY             B       HARTFORD LIFE INSURANCE COMPANY         3,668,151.501             90.70%
PORTFOLIO                                 SEPARATE ACCOUNT TWO
                                          ATTN DAVID TEN BROECK
                                          P O BOX 2999
                                          HARTFORD CT 06104-2999

PORTFOLIO                      OWNER-SHIP                                         ACCOUNT                   % OF
NAME                             TYPE              REGISTRATION                   SHARES OWNED            PORTFOLIO
NATIONS SMALL COMPANY             B       VARIABLE SEPARATE ACCOUNT                 365,824.639              9.04%
PORTFOLIO                                 OF ANCHOR NATIONAL
                                          LIFE INSURANCE CO
                                          PO BOX 54299
                                          LOS ANGELES CA 90054-0299

NATIONS VALUE                     B       HARTFORD LIFE INSURANCE COMPANY         5,767,037.715             87.37%
PORTFOLIO                                 SEPARATE ACCOUNT TWO
                                          ATTN DAVID TEN BROECK
                                          P O BOX 2999
                                          HARTFORD CT 06104-2999

NATIONS VALUE                     B       VARIABLE SEPARATE ACCOUNT                 522,562.828              7.91%
PORTFOLIO                                 OF ANCHOR NATIONAL
                                          LIFE INSURANCE CO
                                          PO BOX 54299
                                          LOS ANGELES CA 90054-0299


                     INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT ADVISER AND SUB-ADVISERS

         BACAP is the investment adviser to the Portfolios.

         BACAP also serves as the investment adviser to the series in the other Companies in the Nations Funds Family. In addition, BACAP serves as the investment adviser to Hatteras Income Securities, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the NYSE. BACAP also serves as the investment sub-adviser to certain other series Hatteras Income Securities, Inc., Inc. and Nations Balanced Target Maturity Fund, Inc.

         BACAP is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal offices of BACAP are located at One Bank of America Plaza, Charlotte, N.C. 28255.

         Marsico Capital is investment sub-adviser to Marsico 21st Century Portfolio, Marsico Focused Equities Portfolio, Marsico Growth Portfolio and Marsico International Opportunities Portfolio. Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Marsico Capital is a wholly-owned subsidiary of Bank of America.

         Brandes is the investment sub-adviser to the International Value Portfolio. Brandes Worldwide Holdings, L.P. owns a controlling interest in Brandes and serves as a member of Brandes. Charles Brandes is the controlling shareholder of Brandes Worldwide Holdings, L.P. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

         MacKay Shields is the investment sub-adviser to the High Yield Bond Portfolio. MacKay Shields is located at 9 West 57th Street, New York, NY 10019.

         PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

         The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund's portfolio managers managed as of each Fund's fiscal year-end.




                          OTHER SEC-REGISTERED
                          OPEN-END AND CLOSED-END     OTHER POOLED INVESTMENT
  PORTFOLIO MANAGER       FUNDS                             VEHICLES                    OTHER ACCOUNTS
  -----------------       -----------------------     -------------------------    -----------------------
                         Number of                    Number of                    Number of
                         accounts       Assets        accounts      Assets         accounts         Assets
                         ---------      ------        ---------     ------         ---------        ------
   Leonard A. Aplet
   Daniel H. Cole            1      $630 million           2        $55 million          8       $270 million
   Richard R. Cutts
   Lori J. Ensigner          8      $4.32 billion          1        $97 million      2,052       $2.1 billion
   David L. Hoffman          8      $4.32 billion          1        $97 million      2,052       $2.1 billion
  Vikram J. Kuriyan
   Noah J. Petrucci          8      $4.32 billion          1        $97 million      2,050       $2.1 billion
 Christian F. Pineno         1       $630 million          2        $55 million          8       $270 million
    Diane L. Sobin           8      $4.32 billion          1        $97 million       2052       $2.1 billion
Michael A. Welhoelter
     Tom Marsico(1)         29     $21.83 billion         11      $1.04 billion        167      $17.0 billion
     Tom Marsico(2)         29     $21.87 billion         11      $1.04 billion        167      $17.0 billion
  Corydon Gilchist(3)        4      $1.23 billion          0                N/A          0                N/A
  Corydon Gilchist(4)        4      $1.26 billion          0                N/A          0                N/A
    Jim Gendelman           11      $2.40 billion          0                N/A          2       $144 million
    Glenn Carlson           12     $10.44 billion         54      $9.61 billion     18,272     $75.70 billion
     Brent Woods            12     $10.44 billion         54      $9.61 billion     18,272     $75.70 billion
  William Pickering         12     $10.44 billion         54      $9.61 billion     18,272     $75.70 billion
    Amelia Morris           12     $10.44 billion         54      $9.61 billion     18,272     $75.70 billion
   Keith Colestock          12     $10.44 billion         54      $9.61 billion     18,272     $75.70 billion
   Donald E. Morgan          4      $6.28 billion          6      $2.86 billion         47     $13.85 billion
   J. Matthew Philo          4      $6.28 billion          0                N/A          0                N/A




----------

(1)"Other SEC-registered open-end and closed-end funds" represents funds other than Marsico Focused Equities Portfolio.

(2)"Other SEC-registered open-end and closed-end funds" represents funds other than Marsico Growth Portfolio.

(3)"Other SEC-registered open-end and closed-end funds" represents funds other than Marsico Mid-Cap Growth Portfolio.

(4)"Other SEC-registered open-end and closed-end funds" represents funds other than Marsico 21st Century Portfolio.

ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE



                          OTHER SEC-REGISTERED
                          OPEN-END AND CLOSED-END     OTHER POOLED INVESTMENT
  PORTFOLIO MANAGER       FUNDS                             VEHICLES                    OTHER ACCOUNTS
  -----------------       -----------------------     -------------------------    -----------------------
                         Number of                    Number of                    Number of
                         accounts       Assets        accounts      Assets         accounts         Assets
                         ---------      ------        ---------     ------         ---------        ------

   Donald E. Morgan        0            $  0             2        $912 million        3          $264 million

OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:



    Portfolio                                               Dollar Range of Equity Securities in the Fund
     Manager                                                                    Beneficially Owned
-------------------------                                   ---------------------------------------------
   Leonard A. Aplet
    Daniel H. Cole                                                            $      0
   Richard R. Cutts
   Lori J. Ensigner                                                           $      0
   David L. Hoffman                                                           $      0
  Vikram J. Kuriyan
   Noah J. Petrucci                                                           $      0
 Christian F. Pineno                                                          $      0
    Diane L. Sobin                                                            $      0
Michael A. Welhoelter
     Tom Marsico                                                              $      0
   Corydon Gilchist                                                           $      0
    Jim Gendelman                                                             $      0
    Glenn Carlson                                                             $      0
     Brent Woods                                                              $      0
  William Pickering                                                           $      0
    Amelia Morris                                                             $      0
   Keith Colestock                                                            $      0
   Donald E. Morgan                                                           $      0
   J. Matthew Philo                                                           $      0


COMPENSATION

BACAP

As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the BACAP and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, BACAP generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks noted below, emphasizing each manager's performance. BACAP may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall success.

                  PORTFOLIO MANAGER                     PERFORMANCE BENCHMARK
                  -----------------                     ---------------------
                    Leonard Aplet
                    Daniel H. Cole
                   Richard R. Cutts
                   Lori J. Ensigner
                   David L. Hoffman
                  Vikram J. Kuriyan
                   Noah J. Petrucci
                 Christian F. Pineno
                    Diane L. Sobin
                Michael A. Welhoelter


Marsico Capital Management, LLC ("MCM")

MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, each MCM portfolio manager's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, each MCM portfolio manager may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Brandes Investment Partners, L.P. ("Brandes")

Brandes's compensation structure for portfolio managers/analysts is three-fold:

    o    Competitive base salaries

    o    Participation in an annual bonus plan

    o Eligibility for participation in the firm's equity through partnership or phantom equity

Compensation is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals.

MacKay Shields LLC ("MacKay Shields")

In an effort to retain key personnel, MacKay Shields has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

The firm establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. Certain portfolio managers who are responsible for managing certain accounts that pay the firm a fee based on performance share in the fee based on the performance of the account. There is no difference between the method used in determining a portfolio manager's compensation with respect to the Fund and other accounts.

MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

POTENTIAL CONFLICTS OF INTERESTS

BACAP

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which BACAP believes are faced by investment professionals at most major financial firms. The BACAP and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

    o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

    o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

    o The trading of other accounts could be used to benefit higher-fee accounts (front- running).

    o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, BACAP's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

         A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the BACAP's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

         "Cross trades," in which one BACAP account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. BACAP and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another BACAP-advised account are to be made at an independent current market price, as required by law.

         Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

BACAP or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at BACAP, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by BACAP and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

MCM

Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Brandes

Performance-Based Fees. For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where Brandes is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts. Additionally, Brandes' internal controls are tested on a routine schedule as part of the firm's Compliance Monitoring Program.

Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account. If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Investment in the Fund. Members of the Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts.

MacKay Shields

Mr. Morgan is responsible for managing certain institutional accounts and shares a performance fee based on the performance of such account. These accounts are distinguishable from the Fund because they use techniques that are not permitted for the Fund, such as short sales and leveraging.

To address potential conflicts of interest between the clients and the adviser, MacKay Shields has developed Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although MacKay Shields has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

         INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

         Pursuant to the terms of the Trust's Investment Advisory Agreement, BACAP, as investment adviser to the Portfolios, is responsible for the overall management and supervision of the investment management of each Portfolio and it selects and manages the investments of the Portfolios for which no sub-adviser is employed. For those Portfolios that do have investment sub-advisers, pursuant to the terms of the Trust's respective Investment Sub-Advisory Agreements, Brandes, MacKay Shields and/or Marsico Capital select and manage the respective investments of the Portfolios for which they serve as sub-adviser. Each Adviser performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Portfolio. The Investment Advisory Agreement and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

         The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Portfolio after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Trust's Board, including its Independent Trustees. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Portfolio at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio) or by BACAP on 60 days' written notice.

         The Portfolios pay BACAP an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. For those Portfolios that have investment sub-advisers, BACAP, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Portfolio based on the percentage of the average daily net assets of each Portfolio, as set forth in the Investment Sub-Advisory Agreements.

         BACAP also may pay amounts from its own assets to BACAP Distributors or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

         EXPENSE LIMITATIONS

         BACAP (or its predecessor) has committed to: (i) waive shareholder servicing and 12b-1 fees; and (ii) limit certain Portfolio level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

         CONTRACTUAL SHAREHOLDER SERVICING AND RULE 12B-1 FEE WAIVERS PERIOD FROM MAY 1, 2005 TO APRIL 30, 2006

                                                                 COMBINED 12B-1 DISTRIBUTION AND
                                                                    SHAREHOLDER SERVICING FEE
PORTFOLIO                                                                   WAIVERS *
---------                                                        -------------------------------
Nations Asset Allocation Portfolio                                             0.25%
Nations High Yield Bond Portfolio                                              0.25%
Nations International Value Portfolio                                          0.25%
Nations Marsico 21st Century Portfolio                                         0.25%
Nations Marsico Focused Equities Portfolio                                     0.25%
Nations Marsico Growth Portfolio                                               0.25%
Nations Marsico MidCap Growth Portfolio                                        0.25%
Nations Small Company Portfolio                                                0.25%
Nations Value Portfolio                                                        0.25%

*The combined 12b-1 distribution/shareholder servicing fees listed are being waived by BACAP Distributors

         EXPENSE COMMITMENTS ESTABLISHED AT OVERALL PORTFOLIO LEVEL PERIOD FROM MAY 1, 2005 TO APRIL 30, 2006

PORTFOLIO                                                        PORTFOLIO LEVEL EXPENSE CAP*
---------                                                        ----------------------------
Nations Asset Allocation Portfolio                                          1.00%
Nations High Yield Bond Portfolio                                           1.00%
Nations International Value Portfolio                                       1.25%
Nations Marsico 21st Century Portfolio                                      1.10%
Nations Marsico International Opportunities Portfolio                       1.50%
Nations Marsico MidCap Growth Portfolio                                     1.00%
Nations Small Company Portfolio                                             1.25%
Nations Value Portfolio                                                     1.00%

* Waivers of BACAP's advisory and/or administration fees and/or other expense reimbursements will result in the listed Portfolio level expense commitments (excluding 12b-1 distribution/shareholder servicing fees except for Nations Marsico International Opportunities Portfolio).

         ADVISORY FEE RATES

         The maximum advisory fee rate payable by a Portfolio, along with the actual advisory fee rate (after taking into account any waivers) paid by a Portfolio last fiscal year, are shown in the Portfolios' prospectus.

         ADVISORY FEES PAID

         BCAP received fees from the Portfolios for its services as reflected in the following chart, which shows the net advisory fees paid to BACAP, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended December 31, 2004.

ADVISORY FEES PAID                            Net Amount Paid             Amount Waived      Reimbursed by Adviser
-------------------                           ---------------             -------------      ---------------------
Value Portfolio                                   $353,438                     $47,311                     $0
Marsico 21st Century Portfolio                       4,232                      92,716                      0
Marsico Focused Equities Portfolio               1,284,644                           0                      0
Marsico Growth Portfolio                           951,934                           0                      0
Small Company Portfolio                            247,952                      70,075                      0
Marsico International Opportunities Portfolio      577,192                      54,019                      0
Asset Allocation Portfolio                          37,526                      86,801                      0
International Value Portfolio                      140,817                      79,227                      0
Marsico MidCap Growth Portfolio                    193,762                     111,250                      0
High Yield Bond Portfolio                          474,449                           0                      0


         BACAP received fees from the Portfolios for its services as reflected in the following chart, which shows the net advisory fees paid to BACAP, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended December 31, 2003.

ADVISORY FEES PAID                            Net Amount Paid             Amount Waived      Reimbursed by Adviser
-------------------                           ---------------             -------------      ---------------------
Value Portfolio                                   $156,721                     $46,517                     $0
Marsico 21st Century Portfolio                       2,448                      53,869                      0
Marsico Focused Equities Portfolio                 949,898                           0                      0
Marsico Growth Portfolio                           526,597                           0                      0
Small Company Portfolio                            185,663                      31,692                      0
Marsico International Opportunities Portfolio      126,759                      96,199                      0
Asset Allocation Portfolio                          27,114                      68,549                      0
International Value Portfolio                      126,298                      54,321                      0
Marsico MidCap Growth Portfolio                    101,509                      54,768                      0
High Yield Bond Portfolio                          307,028                       7,751                      0

         As of January 1, 2003, BACAP replaced BA Advisors as investment adviser to the Funds. Prior to January 1, 2003, BA Advisors served as investment adviser to the Funds. Accordingly, the advisory fees paid by the Funds for the periods shown below were paid to BA Advisors.

         BA Advisors received fees from the Portfolios for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended December 31, 2002.

ADVISORY FEES PAID                           Net Amount Paid             Amount Waived      Reimbursed by Adviser
-----------------                            ---------------             -------------      ---------------------
Value Portfolio                                    $48,160                     $53,483                     $0
Marsico 21st Century Portfolio                           0                      37,877                 23,184
Marsico Focused Equities Portfolio                 824,831                      10,730                      0
Marsico Growth Portfolio                           485,109                      15,309                      0
Small Company Portfolio                             65,512                      59,839                      0
Marsico International Opportunities Portfolio          782                      93,296                      0
Asset Allocation Portfolio                               0                      63,311                  7,888
International Value Portfolio                      102,995                      57,625                      0
Marsico MidCap Growth Portfolio                          0                      45,476                  7,942
High Yield Bond Portfolio                           91,116                      46,478                      0

         SUB-ADVISORY FEE RATES

         The maximum advisory fee rate payable by a Portfolio, along with the actual advisory fee rate (after taking into account any waivers) paid by a Portfolio last fiscal year, are shown in the Portfolios' prospectus. BACAP, from the fees that it receives, pays the Portfolios' investment sub-advisers. The rates at which the various investment sub-advisers are paid are reflected in the related Investment Sub-Advisory Agreements, which have been filed with the SEC on the Form N-1A registration statement for the Trust. An investor may view these filings by going to the SEC's website (www.sec.gov).

         SUB-ADVISORY FEES PAID

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended December 31, 2004. However, sub-advisory fees paid by BACAP to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately. Only sub-advisory fees paid to Brandes (for International Value Portfolio) and MacKay Shields for (High Yield Bond Portfolio) are shown.

                                                                                                  Reimbursed by
                                               Net Amount Paid             Amount Waived          Sub-Adviser
                                               ---------------             -------------          -----------
International Value Portfolio                     $122,340                          $0                     $0
High Yield Bond Portfolio                          345,111                           0                      0

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP's predecessor--BA Advisors--for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended December 31, 2003. However, sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately. Only sub-advisory fees paid to Brandes (for International Value Portfolio) and MacKay Shields for (High Yield Bond Portfolio) are shown.

                                                                                                   Reimbursed by
                                               Net Amount Paid             Amount Waived          Sub-Adviser
                                               ---------------             -------------          -----------
International Value Portfolio                     $100,542                          $0                     $0
High Yield Bond Portfolio                          229,126                           0                      0

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP's predecessor--BA Advisors--for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended December 31, 2002. However, sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately. Only sub-advisory fees paid to Brandes (for International Value Portfolio) and MacKay Shields for (High Yield Bond Portfolio) are shown.

                                                                                                  Reimbursed by
                                               Net Amount Paid             Amount Waived          Sub-Adviser
                                               ---------------             -------------          -----------
International Value Portfolio                      $89,195                          $0                     $0
High Yield Bond Portfolio                          100,001                           0                      0

         ADMINISTRATOR AND SUB-ADMINISTRATOR

         ADMINISTRATOR

         Effective January 1, 2003, BACAP Distributors serves as Administrator of the Funds. Prior to that date BA Advisors (now renamed BACAP Distributors) and Stephens both served as co-administrators to the Portfolios. The Administrator serves under an Administration Agreement which provides that the Administrator may receive, as compensation for its services, fees, computed daily and paid monthly, at the annual rate of: 0.22% of the Corporate Bond Portfolios (except the High Yield Bond Portfolio) and International Stock Portfolios; and 0.23% of the Stock Portfolios and the High Yield Bond Portfolio. Each percentage amount is of the average daily net assets of a Portfolio. BACAP Distributors also may pay amounts from its own assets to selling or servicing agents for services they provide.

         Pursuant to the Administration Agreement, BACAP Distributors has agreed to, among other things, (i) maintain office facilities for the Trust, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Portfolio's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations, (viii) provide accounting and bookkeeping services for the Portfolios, (ix) compute each Portfolio's net asset value and net income, (x) accumulate information required for the Trust's reports to shareholders and the SEC, (xi) prepare and file the Trust's federal and state tax returns, (xii) perform monthly compliance testing for the Trust, and (xiii) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information.

         The Administration Agreement may be terminated by a vote of a majority of the Trustees or by BACAP Distributors, on 60 days' written notice without penalty. The Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Administration Agreement provides that BACAP Distributors shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either BACAP Distributors.

         SUB-ADMINISTRATOR

         BNY serves as Sub-Administrator for the Portfolios pursuant to a Sub-Administration Agreement. Pursuant to its terms, BNY assists BACAP Distributors in supervising, coordinating and monitoring various aspects of the Portfolios' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from BACAP Distributors based on an annual rate of the Portfolios' average daily net assets, as shown below.

Stock Portfolios and Balanced Portfolio


              Breakpoints                       Rate
              -----------                       ----
 < or equal to $500 million                   0.0550%
 > $500 million to $1 billion                 0.0450%
 > $1 billion to $1.5 billion                 0.0250%
 $1.5 billion to $2 billion                   0.0150%
 In excess of $2 billion                      0.0050%


International Stock Portfolios and High Yield Bond Portfolio


              Breakpoints                       Rate
              -----------                       ----
 < or equal to $500 million                   0.0600%
 > $500 million to $1 billion                 0.0500%
 > $1 billion to $1.25 billion                0.0400%
 > $1.25 billion to $1.5 billion              0.0300%
 In excess of $1.5 billion                    0.0050%

         ADMINISTRATION AND SUB-ADMINISTRATION FEES PAID

         The table set forth below states the net administration fees paid to BACAP Distributors and the sub-administration fees paid to BNY for the fiscal year ended December 31, 2004.

                                                  Net Administration           Net
                                                  Fees Paid to BACAP    Sub-Administration
                                                 Distributors by the     Fees Paid to BNY
                                                      Portfolio          by the Portfolio
                                                 -------------------    -----------------
Value Portfolio                                     $107,872                 $33,931
Marsico 21st Century Portfolio                        21,967                   7,764
Marsico Focused Equities Portfolio                   299,706                  94,251
Marsico Growth Portfolio                             222,048                  69,878
Small Company Portfolio                               61,823                  19,451
Marsico International Opportunities Portfolio        126,184                  47,399
Asset Allocation Portfolio                            34,185                  11,402
International Value Portfolio                         39,103                  14,685
Marsico MidCap Growth Portfolio                       82,098                  25,829
High Yield Bond Portfolio                            146,607                  51,799

         The table set forth below states the net administration fees paid to BACAP Distributors and the sub-administration fees paid to BNY for the fiscal year ended December 31, 2003.

                                                  Net Administration           Net
                                                  Fees Paid to BACAP    Sub-Administration
                                                 Distributors by the     Fees Paid to BNY
                                                      Portfolio          by the Portfolio
                                                 -------------------    -----------------
Value Portfolio                                      $54,698                 $17,216
Marsico 21st Century Portfolio                        12,759                   4,512
Marsico Focused Equities Portfolio                   221,584                  69,718
Marsico Growth Portfolio                             122,843                  38,647
Small Company Portfolio                               42,256                  13,290
Marsico International Opportunities Portfolio         44,559                  16,755
Asset Allocation Portfolio                            25,751                   8,099
International Value Portfolio                         32,087                  12,065
Marsico MidCap Growth Portfolio                       42,064                  13,233
High Yield Bond Portfolio                             97,266                  34,369

         Prior to January 1, 2003, Stephens and BACAP Distributors (formerly BA Advisors) served as co-administrators. Accordingly, the co-administration fees paid by the Funds for the periods shown below were paid to BACAP Distributors and Stephens.

         The table set forth below states the net co-administration fees paid to BACAP Distributors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended December 31, 2002.

                                                                               Net
                                                Net Co-Administration   Co-Administration          Net
                                                  Fees Paid to BACAP       Fees Paid to     Sub-Administration
                                                 Distributors by the     Stephens by the    Fees Paid to BNY
                                                      Portfolio             Portfolio       by the Portfolio
                                                --------------------    ----------------    ----------------
Value Portfolio                                      $17,189                 $10,169              $8,593
Marsico 21st Century Portfolio                         5,556                   3,029               3,031
Marsico Focused Equities Portfolio                   122,476                  72,525              61,238
Marsico Growth Portfolio                              73,352                  43,436              36,676
Small Company Portfolio                               15,302                   9,080               7,652
Marsico International Opportunities Portfolio         12,939                   5,878               7,056
Asset Allocation Portfolio                            10,707                   6,341               5,353
International Value Portfolio                         19,619                   8,941              10,702
Marsico MidCap Growth Portfolio                        7,685                   4,563               3,843
High Yield Bond Portfolio                             27,500                  15,041              15,000

         SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

         The Portfolios have adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Portfolios may pay banks, broker/dealers, Participating Insurance Companies (as defined in the prospectus) or other financial institutions that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Trust ("Servicing Agents") (together with Selling Agents ("Agents")) for certain expenses that are incurred by the Agents in connection with sales support and shareholder support services that are provided by the Agents. Payments under the Servicing and Distribution Plan will be calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the Agents have a relationship. Under the Servicing and Distribution Plan, the shareholder services provided by Servicing Agents may include general shareholder liaison services, processing purchases and redemption requests; processing distribution payments; providing sales information periodically to customers, including information showing their Contracts' positions in the Portfolios; providing sub-accounting; responding to inquiries from customers; arranging for bank wires; and providing such other similar services as may be reasonably requested. Under the Servicing and Distribution Plan, the Trust may make payments in connection with any activity which is primarily intended to result in the sale of the Shares, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectus and statement of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, supplemental payments to the Trust's Distributor and the cost of administering this Servicing and Distribution Plan, as well as the shareholder servicing activities described above.

         The table set forth below states the net fees paid under the Servicing and Distribution Plan for indicated activities for the fiscal year ended December 31, 2004.

                                               Printing and
                                                Mailing of
                                               Prospectuses to                                              Interest,
                                               to Shareholders                                             Carrying or
                                               Other than s                   Compensation   Compensation     Other
                                                Current        Compensation    to Broker/      to Sales     Financial
                                 Advertising   Shareholders    to Distributor     Dealers      Personnel      Charges
                                 -----------   ------------    -------------- -------------  -----------   ------------
Value Portfolio                        $0          $0                 $0          $0            $0            $0
Marsico 21st Century Portfolio          0           0                  0           0             0             0
Marsico Focused Equities                0           0                  0           0             0             0
Portfolio
Marsico Growth Portfolio                0           0                  0           0             0             0
Small Company Portfolio                 0           0                  0           0             0             0
Marsico Int'l Opp. Portfolio            0           0            197,254           0             0             0
Asset Allocation Portfolio              0           0                  0           0             0             0
International Value Portfolio           0           0                  0           0             0             0
Marsico MidCap Growth Portfolio         0           0                  0           0             0             0
High Yield Bond Portfolio               0           0                  0           0             0             0

         The table set forth below states the net fees paid under the Servicing and Distribution Plan for indicated activities for the fiscal year ended December 31, 2003.

                                               Printing and
                                                Mailing of
                                               Prospectuses to                                              Interest,
                                               to Shareholders                                             Carrying or
                                               Other than s                   Compensation   Compensation     Other
                                                Current        Compensation    to Broker/      to Sales     Financial
                                 Advertising   Shareholders    to Distributor     Dealers      Personnel      Charges
                                 -----------   ------------    -------------- -------------  -----------   ------------
Value Portfolio                        $0          $0                 $0          $0            $0            $0
Marsico 21st Century Portfolio          0           0                  0           0             0             0
Marsico Focused Equities                0           0                  0           0             0             0
Portfolio
Marsico Growth Portfolio                0           0                  0           0             0             0
Small Company Portfolio                 0           0                  0           0             0             0
Marsico Int'l Opp. Portfolio            0           0             55,907           0             0             0
Asset Allocation Portfolio              0           0                  0           0             0             0
International Value Portfolio           0           0                  0           0             0             0
Marsico MidCap Growth Portfolio         0           0                  0           0             0             0
High Yield Bond Portfolio               0           0                  0           0             0             0

         The table set forth below states the net fees paid under the Servicing and Distribution Plan for indicated activities for the fiscal year ended December 31, 2002.

                                               Printing and
                                                Mailing of
                                               Prospectuses to                                              Interest,
                                               to Shareholders                                             Carrying or
                                               Other than s                   Compensation   Compensation     Other
                                                Current        Compensation    to Broker/      to Sales     Financial
                                 Advertising   Shareholders    to Distributor     Dealers      Personnel      Charges
                                 -----------   ------------    -------------- -------------  -----------   ------------
Value Portfolio                        $0          $0                 $0            $0            $0           $0
Marsico 21st Century Portfolio          0           0                  0            0             0             0
Marsico Focused Equities                0           0                  0            0             0             0
Portfolio
Marsico Growth Portfolio                0           0                  0            0             0             0
Small Company Portfolio                 0           0                  0            0             0             0
Marsico Int'l Opp. Portfolio            0           0                  0            0             0             0
Asset Allocation Portfolio              0           0                  0            0             0             0
International Value Portfolio           0           0                  0            0             0             0
Marsico MidCap Growth Portfolio         0           0                  0            0             0             0
High Yield Bond Portfolio               0           0                  0            0             0             0

         EXPENSES

         The Distributor and Co-Administrators furnish, without additional cost to the Trust, the services of the Treasurer and Secretary and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Shareholder Servicing and Distribution Plan, sales-related expenses incurred by the Distributor may be reimbursed by the Trust.

         The Trust pays or causes to be paid all other expenses, including, without limitation: the fees of the Adviser, the Distributor, Co-Administrators and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of the Portfolios' cash, securities and other property, and any stock transfer, dividend or accounting agent or agents; brokerage commissions chargeable to a Portfolio in connection with securities transactions; all taxes, including securities issuance and transfer taxes; corporate fees payable by a Portfolio to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of Portfolio shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to Portfolio shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of Portfolio shares; fees and expenses of legal counsel and of independent auditors; membership dues of industry associations; interest payable on any Portfolio borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors); extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser), the Co-Administrators or Sub-Administrator.

         Expenses of the Trust which are not attributable to the operations of any Portfolio are pro-rated among all Portfolios based upon their relative net assets. Expenses which are directly attributable to a Portfolio are charged against the assets of that Portfolio.

         OTHER SERVICE PROVIDERS

         TRANSFER AGENTS AND CUSTODIANS

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Portfolio's shares. Under the Transfer Agency Agreements, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for Trust during the month and is reimbursed for out-of-pocket expenses.

         BNY, One Wall Street, New York, New York 10286. As Custodian, BNY maintains the Portfolios' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Portfolios for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Portfolios all checks, and receives all dividends and other distributions made on securities owned by such Portfolios.

         With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories. The Board has delegated the responsibility for selecting foreign compulsory depositories to BACAP Distributors.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Trust issues unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Portfolios fiscal year ended December 31, 2004 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, as the Trust's independent registered public accounting firm to audit the Trust's books and review its tax returns for the fiscal year ended December 31, 2004.

         The Portfolios' Annual Reports for the fiscal period ended December 31, 2004 are incorporated herein by reference into this SAI.

         COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES
         GENERAL BROKERAGE POLICY, BROKERAGE TRANSACTIONS AND BROKER SELECTION

         Subject to policies established by the Board, the Adviser (a term which also refers to the investment sub-adviser(s) as well who make the day-to-day decisions for a Portfolio) is responsible for decisions to buy and sell securities for each Portfolio, for the selection of broker/dealers, for the execution of a Portfolio's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Portfolio, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the provision of equipment used to communicate research information, the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

         Outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser . Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Portfolios. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Portfolios. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by Portfolios are not reduced because the Adviser receives such services.

         Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Portfolios.

         Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in the light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Portfolio as well as for one or more of the other clients of the Adviser. Investment decisions for each Portfolio and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned.

         The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Portfolio will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Portfolio's interests.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the Distributor, the Adviser, the Administrator, the Co-Administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Portfolio executes any securities trades with an affiliate of Bank of America, a Portfolio does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Portfolio has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Portfolio as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Portfolio commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Portfolio and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Portfolio did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

         Certain affiliates of Bank of America Corporation, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Portfolios. Under certain circumstances, the Portfolios may purchase securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of securities that may be subject to the Rule.

         Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Portfolio are not always made independently from those of other Portfolios, other investment companies, and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Portfolios and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Portfolio and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold by the Portfolio. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Portfolios with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

         AGGREGATE BROKERAGE COMMISSIONS


                                             Fiscal Year Ended     Fiscal Year Ended   Fiscal Year Ended
                                             December 31, 2004    December 31, 2003   December 31, 2002
                                             -----------------    -----------------   -----------------
Asset Allocation Portfolio                       $ 17,013               $ 20,031          $ 21,972
High Yield Bond Portfolio                           4,345                  1,952             3,606
International Value Portfolio                      12,205                 11,569            27,160
Marsico Focused Equities Portfolio                389,484                260,940           291,193
Marsico Growth Portfolio                          271,734                175,414           157,366
Marsico Int'l Opp. Portfolio                      502,949                237,223           106,406
Marsico 21st Century Portfolio                     65,974                 49,384            47,478
Marsico MidCap Growth Portfolio                   111,112                 43,977            24,508
Small Company Portfolio                           109,537                 60,129            34,131
Value Portfolio                                   123,933                 91,768            60,986

         BROKERAGE COMMISSIONS PAID TO AFFILIATES

         In certain instances the Portfolios pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

         No Portfolios paid brokerage commissions to any affiliated broker/dealers for the fiscal year ended December 31, 2004.

         The following Portfolios have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended December 31, 2003 as follows:


                                                                                           Percentage of Portfolio's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer        Aggregate Brokerage          Commission Paid to
          Portfolio             (relationship to Portfolio)          Commission            Affiliated Broker/Dealer
          ---------             ---------------------------      -------------------       ------------------------
Asset Allocation Portfolio      Banc of America Securities              $2,173                       10.85%
                                LLC  (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation) ("BAS")

Marsico 21st Century Portfolio  BAS                                        762                        1.54%

Small Company Portfolio         BAS                                        155                        0.26%

Value Portfolio                 BAS                                      7,280                        7.93%

         The following Portfolios have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended December 31, 2002 as follows:

                                                                                           Percentage of Portfolio's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer        Aggregate Brokerage          Commission Paid to
          Portfolio             (relationship to Portfolio)          Commission            Affiliated Broker/Dealer
          ---------             ---------------------------      -------------------       ------------------------
Asset Allocation Portfolio      Banc of America Securities              $4,257                       19.37%
                                LLC  (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation) ("BAS")

Marsico Focused Equities        BAS                                     13,945                        4.79%
Portfolio

Marsico Growth Portfolio        BAS                                      7,361                        4.68%

Marsico 21st Century Portfolio  BAS                                      1,014                        2.14%

Marsico MidCap Growth           BAS                                         67                        0.27%
Portfolio

Value Portfolio                 BAS                                      6,220                       10.20%

         DIRECTED BROKERAGE

         A Portfolio or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Portfolio's brokerage transactions to a broker/dealer because of the research services it provides the Portfolio or the Adviser. During the fiscal year ended December 31, 2004, the Portfolios directed brokerage transactions in this manner as follows:

                                                                                                   RELATED
FUND                                                           AMOUNT OF TRANSACTION(S)          COMMISSION(S)
----                                                           ------------------------          -------------

Nations Asset Allocation Portfolio                             $     6,170,128                $         9,084

Nations High Yield Bond Portfolio                                            0                              0

Nations International Value Portfolio                                        0                              0

Nations Marsico Focused Equities Portfolio                                   0                              0

Nations Marsico Growth Portfolio                                             0                              0

Nations Marsico International Opportunities Portfolio                        0                              0

Nations Marsico 21st Century Portfolio                                       0                              0

Nations Marsico MidCap Growth Portfolio                              5,574,192                         10,759

Nations Small Company Portfolio                                      5,321,256                         11,622

Nations Value Portfolio                                             32,289,513                         47,032

         SECURITIES OF REGULAR BROKER/DEALERS

         In certain cases, the Portfolios as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Nations Funds Family. As of December 31, 2004, the Portfolios owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:

                                                                                      DOLLAR AMOUNT OF
PORTFOLIO                             BROKER/DEALER                                    SECURITIES HELD
---------                             -------------                                    ---------------
Asset Allocation Portfolio            Bear, Stearns & Co. Inc.                         $33,577
                                      Citigroup                                        453,542
                                      Credit Suisse First Boston                        18,231
                                      Goldman Sachs Group Inc.                         161,305
                                      Lehman Brothers Holdings Inc.                    130,401
                                      Merrill Lynch & Company, Inc.                    355,238
                                      Morgan Stanley & Co. Inc.                         61,784
Marsico Focused Equities Portfolio    Citigroup                                       4,935,366
                                      Goldman Sachs Group Inc.                        8,063,204
Marsico Growth Portfolio              Citigroup                                       5,519,260
                                      Goldman Sachs Group Inc.                        2,504,867
                                      Merrill Lynch & Company, Inc.                   3,294,044
Marsico International Opportunities   UBS Securities LLC                              4,473,285
Value Portfolio                       Goldman Sachs Group Inc.                        1,040,440
                                      Merrill Lynch and Company, Inc.                 1,914,134


    MONIES PAID TO BROKER/DEALERS FROM THE ADVISER'S OR DISTRIBUTOR'S PROFIT

         In addition to payments received from the Portfolios, Selling or Servicing Agents may receive significant payments from the Adviser or Distributor, or their affiliates, in connection with the sale of Portfolio shares.

         This information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

                                  CAPITAL STOCK
                       DESCRIPTION OF SHARES OF THE TRUST

         The Trust, an open-end, management investment company, was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on November 24, 1997. As of the date of this SAI, the Board has authorized the issuance of shares of the Portfolios listed on the front cover of this SAI, each representing an unlimited number of beneficial interests. The Board may, in the future, authorize the creation of additional investment portfolios or classes of shares.

         The Board may classify or reclassify any unissued shares of a Trust into shares of any class, classes or Portfolio in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Portfolio or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

         All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio's fundamental investment policy would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory contract is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio whether or not sufficient votes are received from the shareholders of the other Portfolios to approve the proposal as to those Portfolios. As used in the prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of Nations Separate Account Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the shareholders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee, or Trustees, if requested in writing by the shareholders of at least 10% of the Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

         Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such distributions out of the income earned on the assets belonging to the Portfolio, as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of Nations Separate Account Trust, shareholders of a Portfolio are entitled to receive the assets attributable to the Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

         Net income for distribution purposes consists of (i) interest accrued and original issue discount earned on the Portfolio's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Portfolio and the general expenses of Nations Funds prorated to the Portfolio on the basis of its relative net assets.

         Each Portfolio's distribution and redemption policies can be found in its prospectus under the headings "About Your Investment--Information for investors--Buying, selling and exchanging shares" and "About Your Investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         PURCHASE, REDEMPTION AND EXCHANGE

         An investor may purchase, redeem and exchange shares in the Portfolios utilizing the methods, and subject to the restrictions, described in the Portfolios' prospectus. The following information supplements that which can be found in the Portfolios' prospectus.

         Portfolio shares are made available to serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts issued by Participating Insurance Companies. Shares of the Portfolios are sold at net asset value without the imposition of a sales charge. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Portfolios based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the contracts.

         Although the prospectus discusses the Portfolios being made available to serve as the underlying investment vehicles for variable life insurance separate accounts, it is not presently contemplated that the Portfolios will accept such investments. In addition, in no instance will the Portfolios be made available to life insurance separate accounts without the Trust having received any necessary SEC consents or approvals. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Portfolios simultaneously. Although the Trust and the Portfolios do not currently foresee any such disadvantages either to variable annuity contract owners or variable life insurance policy owners, the Trust's Board of Trustees intends to monitor events in order to identify any material conflicts between such contract owners and policy owners and to determine what action, if any, should be taken in response thereto. If the Board of Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable life and variable annuity contract holders would not bear any expenses attendant to the establishment of such separate funds.

         Purchases of the Portfolios may be effected on days on which the NYSE is open for business (a "Business Day"). The Trust and BACAP Distributors reserve the right to reject any purchase order. The issuance of Shares is recorded on the books of the Trust, and share certificates are not issued.

         EFFECTIVE TIME OF PURCHASES: Purchase orders for Shares in the Portfolios that are received by BACAP Distributors or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Portfolio's Custodian.

         Purchases and Redemptions

         Redemption proceeds are normally remitted in Federal funds wired to the redeeming Participating Insurance Company within three Business Days following receipt of the order. It is the responsibility of BACAP Distributors to transmit orders it receives to the Trust. No charge for wiring redemption payments is imposed by the Trust. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.

         The Trust may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

         OFFERING PRICE AND VALUATION

         The share price of the Portfolios is based on a Portfolio's net asset value per share, which is determined as of the close of regular trading on the New York Stock Exchange on each day a Portfolio is open, unless the Board determines otherwise.

         To provide for an effective and efficient valuation process, as well as specific valuations in extraordinary circumstances, the Board has delegated to a valuation committee (the "Valuation Committee") the day-to-day responsibility for implementing the valuation procedures described herein, including, but not limited to, selection and monitoring of pricing services, regular verification and cross-checking of valuation and quotation data, and determining securities valuations in emergency circumstances. The Valuation Committee also may develop and implement procedures for the ongoing valuation of illiquid or restricted securities. The members of the Valuation Committee shall be individuals approved by the Funds' Boards from time to time.


         Domestic exchange traded securities (other than equity securities traded primarily on the Nasdaq Stock Market, Inc. ("Nasdaq") and options) will generally be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities will generally be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded.

         Securities traded primarily on Nasdaq will generally be valued at the Nasdaq Official Closing Price ("NOCP") (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to Nasdaq's best bid price if the last trade price is below such bid price and down to Nasdaq's best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on Nasdaq prior to the calculation of the NAV of the Fund. If no sale price is shown on Nasdaq, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures.

         Securities traded on a foreign securities exchange will generally be valued at their last traded sale prices on a primary exchange. In the absence of a reported sale on a particular day, the securities will generally be valued at the mean between the latest bid and asked prices.

         Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

         Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

         Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

         Over-the-counter derivatives will generally be valued at fair value in accordance with the fair valuation procedures.

         Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

         Shares of open-end investment companies held in a Fund's portfolio will generally be valued at the latest net asset value reported by the investment company.

         If the Valuation Committee determines that market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities will be valued at "fair value" as determined in good faith by the Board, or the Valuation Committee in accordance with procedures adopted by the Board.

         The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliates where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

                          INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "Taxes." The prospectus generally describes the federal income tax treatment of the Portfolios and their shareholders (i.e., the Participating Insurance Companies and their separate accounts). This section of the SAI includes additional information concerning federal income taxes.

         It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation.

         The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the prospectus describe only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective investors are urged to review their prospectus and/or other materials from Participating Insurance Companies and consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Portfolio, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         GENERAL

         The Trust intends that each Portfolio qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code, as long as such qualification is in the best interests of the Portfolio's shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Portfolio, even though each RIC is a series of the Trust. Furthermore, each Portfolio will separately determine its income, gains and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Portfolio must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Portfolio controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

         In addition, each Portfolio generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain, and (b) net tax-exempt income earned in each taxable year. As long as a Portfolio distributes its investment company taxable income and net capital gain to its shareholders, the Portfolio generally will not be subject to federal income taxation on such income and gain. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Portfolio may make the distributions in the following taxable year. Furthermore, if a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Portfolio and the shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Portfolio-level federal income taxation of such income and gain.

         EQUALIZATION ACCOUNTING

         The Portfolios may use the so-called "equalization accounting method" to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Portfolio's undistributed net investment income and realized capital gains, with certain adjustments), to redemption proceeds for such purposes. This method permits the Portfolios to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Portfolio's total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Portfolio distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Portfolios. Therefore, the use of the method may be subject to IRS scrutiny.

         EXCISE TAX

         A 4% nondeductible excise tax may be imposed on each Portfolio's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Portfolio intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Portfolios will not be subject to the excise tax.

         TAXATION OF PORTFOLIO INVESTMENTS

         In general, if a Portfolio realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Portfolio has held the disposed securities for more than one year at the time of disposition.

         If a Portfolio purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Portfolio may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Portfolio will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Portfolio at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Portfolio held the debt obligation. A Portfolio generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Portfolio. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Portfolio which the Portfolio otherwise might have continued to hold.

         If a Portfolio acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Portfolio could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. A Portfolio cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Portfolio to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Portfolios may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Portfolio may incur the tax and interest charges described above in some instances. Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Portfolio as a regulated investment company might be jeopardized. The Portfolios intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Portfolio to qualify as a regulated investment company may limit the extent to which a Portfolio will be able to engage in swap agreements.

         Amounts realized by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         In addition to the investments described above, other investments made by the Portfolios may involve sophisticated tax rules that may result in income or gain recognition by the Portfolios without corresponding current cash receipts. Although the Portfolios seek to avoid significant noncash income, such noncash income could be recognized by the Portfolios, in which case the Portfolios may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Portfolios could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements

       TAXATION OF A SEPARATE ACCOUNT OF A PARTICIPATING INSURANCE COMPANY

         Under the Code, the investments of a segregated asset account, such as the separate accounts of the Participating Insurance Companies, must be "adequately diversified" in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-favored tax treatment generally afforded holders of annuities or life insurance policies.

         In general, the investments of a segregated asset account are considered to be "adequately diversified" only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment;
(ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. A segregated asset account is also considered to be "adequately diversified" if it meets the regulated investment company diversification tests described above and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), government securities, and securities of regulated investment companies. In general, all securities of the same issuer are treated as a single investment for such purposes. However, Treasury Regulations provide a "look-through rule" with respect to a segregated asset account's investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a variable annuity contract or variable life insurance policy, then a segregated asset account's beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the segregated asset account.

         As indicated above, the Trust intends to continue to qualify each Portfolio as a regulated investment company under the Code. The Trust also intends to cause each Portfolio to continue to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be "adequately diversified." Accordingly, each separate account of the Participating Insurance Companies will be able to treat its interests in a Portfolio as ownership of a pro rata portion of each asset of the Portfolio, so that individual holders of the variable annuity contracts or variable life insurance policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

         For information concerning the federal income tax consequences for the holders of variable annuity contracts or variable life insurance policies, such holders should consult the prospectus and other materials used in connection with the issuance of their particular contracts or policies and should consult their own tax advisers.

                      UNDERWRITER COMPENSATION AND PAYMENTS

         BACAP Distributors serves as the principal underwriter and Distributor of the shares of the Portfolios. Its address is: 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.

         Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Portfolios on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Portfolios, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectus to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement became effective with respect to a Portfolio after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by a Company's Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Portfolio at any time without penalty by a Company (by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio) or by BACAP Distributors or the Distributor on 60 days' written notice.

         During the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the Distributor received the following amount of underwriting commissions, respectively: $0; $0 and $0. Of this amount, the Distributor retained $0; $0 and $0, respectively.

                              PORTFOLIO PERFORMANCE

         Performance information for each Portfolio may be obtained by calling
(800) 321-7854 or (800) 765-2668 or by visiting www.bankofamerica.com. From time to time, the performance of a Portfolio's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of total return reflect only the performance of a hypothetical investment in a Portfolio or class of shares during the particular time period shown. Total return varies based on changes in the market conditions and the level of a Portfolio's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Portfolios, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Portfolios' Annual Reports, and may be advertised by the Portfolios. The main purpose of standardized performance is to allow an investor to review the performance of a Portfolio's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Portfolios. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Portfolio's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Portfolios may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Portfolio has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Portfolio's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Portfolios or a class with that of competitors. Of course, past performance is not a guarantee of future results.

         TOTAL RETURN CALCULATIONS

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

Where:        P =     a hypothetical initial payment of $1,000

              T =     average annual total return

              n =     number of years

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

         Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Portfolio, assuming all Portfolio distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                        ------
                    P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P =     initial payment of $1,000.

This calculation (i) assumes all distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

        Average annual return for the Portfolios has been incorporated by reference from the Portfolios' Annual Reports, and may be advertised by the Portfolios.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

                  BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

                  AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

                  BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

                  AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                  A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

                  AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

                  AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

                  A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

                  TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                  TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                  TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

                           AAA - Obligations for which there is the lowest
                  expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

                           AA - Obligations for which there is a very low
                  expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                           A - Obligations for which there is a low expectation
                  of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                           BBB - Obligations for which there is currently a low
                  expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

         The following summarizes the two highest short-term debt ratings used by IBCA:

                  A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

                  A1 - Obligations supported by the highest capacity for timely repayment.

                  A2 - Obligations supported by a good capacity for timely repayment.

                                   APPENDIX B
                                    GLOSSARY



Term Used in SAI                                    Definition
-------------------------------------------------   -------------------------------------------------------------
1933 Act.........................................   Securities Act of 1933, as amended
1934 Act.........................................   Securities Exchange Act of 1934, as amended
1940 Act.........................................   Investment Company Act of 1940, as amended
Administrator....................................   BACAP Distributors
Adviser..........................................   BACAP, Brandes, Marsico Capital and/or MacKay Shields, as the
                                                    context may require
Advisory Agreements..............................   The respective Investment Advisory Agreements and Investment
                                                    Sub-Advisory Agreements for the Portfolios
AMEX.............................................   American Stock Exchange
Asset Allocation Portfolio.......................   Nations Asset Allocation Portfolio
BA Advisors......................................   Banc of America Advisors, LLC
BACAP............................................   Banc of America Capital Management, LLC
BACAP Distributors...............................   BACAP Distributors, LLC
Balanced Portfolio...............................   The Portfolio shown under the heading "Balanced Portfolio" on the front cover of the SAI
Bank of America..................................   Bank of America, NA
Blue Chip Portfolio..............................   Nations Blue Chip Portfolio
BNY..............................................   The Bank of New York
Board............................................   The Board of Trustees of the Trust
Trustee(s).......................................   One or more Trustees of the Trust
Boards...........................................   Two or more boards of directors/trustees of the fund companies in the Nations Funds Family
Brandes..........................................   Brandes Investment Partners, LP
Capital Growth Portfolio.........................   Nations Capital Growth Portfolio
CFTC.............................................   Commodities Futures Trading Commission
Code.............................................   Internal Revenue Code of 1986, as amended
Code(s) of Ethics................................   The code(s) of ethics adopted by the Board pursuant to Rule
                                                    17j-1 under the 1940 Act
CMOs.............................................   Collateralized mortgage obligations
Companies........................................   Two or more of the registered investment companies in the
                                                    Nations Funds Family (i.e., Nations Fund Trust, Nations Fund,
                                                    Inc., Nations Reserves, Nations Funds Trust, the Trust, and
                                                    Nations Master Investment Trust)
Custodian........................................   The Bank of New York
Distributor......................................   BACAP Distributors
Stock Portfolios.................................   One or more of those Portfolios shown under the heading "Stock
                                                    Portfolios" on the front cover of the SAI
Shareholder Servicing and Distribution Plan......   The shareholder servicing and distribution plan adopted by the
                                                    Board under Rule 12b-1 under the 1940 Act for the distribution of the Portfolios' shares
FHLMC............................................   Federal Home Loan Mortgage Corporation
FNMA.............................................   Federal National Mortgage Association
Fund.............................................   One of the open-end management investment companies (listed on the front cover of this SAI) that is a series of NFST or NMIT
Funds............................................   Two or more of the open-end management investment companies
                                                    (listed on the front cover of this SAI) that is a series of NFST or NMIT
GNMA.............................................   Government National Mortgage Association

High Yield Bond Portfolio........................   Nations High Yield Bond Portfolio
Independent Trustee(s)...........................   One or more of the Trustees who are not "interested," as such term is defined in the 1940 Act
International Stock Portfolios...................   One or more of those Portfolios shown under the heading
                                                    "International Stock Portfolios" on the front cover of the SAI
International Value Portfolio....................   Nations International Value Portfolio
Investment Advisory Agreement....................   The investment advisory agreement between the Trust, on behalf of the Portfolios, and BACAP
Investment Sub-Advisory Agreements...............   The investment sub-advisory agreements with between the Trust, on behalf of the Portfolios, and Brandes, MacKay Shields or
                                                    Marsico Capital, as the case may be
IRS..............................................   United States Internal Revenue Service
MacKay Shields...................................   MacKay Shields LLC
Marsico 21st Century Portfolio...................   Nations Marsico 21st Century Portfolio
Marsico Capital..................................   Marsico Capital Management, LLC
Marsico Focused Equities Portfolio...............   Nations Marsico Focused Equities Portfolio
Marsico Growth Portfolio.........................   Nations Marsico Growth Portfolio
Marsico International Opportunities Portfolio....   Nations Marsico International Opportunities Portfolio
Marsico MidCap Growth Portfolio..................   Nations Marsico MidCap Growth Portfolio
Money Market Fund(s).............................   One or more of those money market funds in the Nations Funds
                                                    Family
Moody's..........................................   Moody's Investors Service, Inc.
Nations Funds or Nations Funds Family............   The fund complex that is comprised of the Companies, along with the Trust
NFI..............................................   Nations Fund, Inc.
NFST.............................................   Nations Funds Trust
NFT..............................................   Nations Fund Trust
NMIT.............................................   Nations Master Investment Trust
NR...............................................   Nations Reserves (formerly known as The Capitol Mutual Funds)
NYSE.............................................   New York Stock Exchange
NRSRO............................................   Nationally recognized statistical ratings organization (such as
                                                    Moody's or S&P)
PFPC.............................................   PFPC Inc.
Portfolio(s).....................................   One or more of the series of the Trust
REIT.............................................   Real estate investment trust
S&P..............................................   Standard & Pool's Corporation
SAI..............................................   This Statement of Additional Information
SEC..............................................   United States Securities and Exchange Commission.
Small Company Portfolio..........................   Nations Small Company Portfolio
SMBS.............................................   Stripped mortgage-backed securities
Stephens.........................................   Stephens Inc.
Sub-Administrator................................   BNY
Transfer Agent...................................   PFPC
Transfer Agency Agreement........................   The transfer agency agreement between the Trust, on behalf of the Portfolios, and PFPC
the Trust........................................   Nations Separate Account Trust
Value Portfolio..................................   Nations Value Portfolio

                                   APPENDIX C

                                  PROXY VOTING

                             POLICIES AND PROCEDURES


                               NATIONS FUNDS TRUST
                         NATIONS MASTER INVESTMENT TRUST
                         NATIONS SEPARATE ACCOUNT TRUST

Proxy Voting Policy and Procedures

The Boards* of Nations Funds Trust ("Funds Trust"), Nations Master Investment Trust ("Master Trust") and Nations Separate Account Trust ("Separate Account Trust") have determined that it is in the best interests of Funds Trust, Master Trust and Separate Account Trust (the "Companies") and the respective series of each Company that hold voting securities (each, a "Fund") for the Companies to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Funds.

I.       POLICY

It is the policy of each Company to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the Fund's investment adviser or, if the Fund's investment adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the Fund's investment sub-adviser(s) (the investment adviser or the investment sub-adviser(s) is referred to hereafter as the "Adviser"), as a part of the Adviser's general management of the Fund's portfolio, subject to the Board's continuing oversight. The respective Board hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds. Any expenses relating to the retention of vendors or other costs relating to compliance with this policy will be allocated among the Adviser and the appropriate Companies in the manner approved by the Boards from time to time.

II.      FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.     PROCEDURES

The following are the procedures adopted by each Board for the administration of this policy:

---------

* For convenience, Trustees of Funds Trust, Master Trust and Separate Account Trust are collectively referred to in these procedures as the "Boards."

A. Review of Adviser Proxy Voting Procedures. Each Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures, including any substantive changes to its procedures for addressing conflicts of interest. An Adviser is not required to notify the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. The respective Board shall review the policies, procedures and other guidelines presented by each Adviser to determine that they are consistent with these policies and procedures. Upon request, each Adviser shall provide the appropriate Company with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Company's statement of additional information or as otherwise required by the Investment Company Act of 1940 and the rules promulgated thereunder.

B. Board Reporting. Each Adviser shall provide such reports to the Board as the Board may reasonably request from time to time.

C. Voting Record Reports. Each Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the respective Company at least annually. Such voting record information shall be in a form acceptable to the Company and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Company and the Adviser may agree to from time to time.

D. Record Retention. Each Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

E. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of a Fund's Company that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Company of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.      REVOCATION

The delegation by a Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.       REVIEW OF POLICY.

The Boards shall review and approve such changes to these policies and procedures as the Boards deem necessary from time to time.


Adopted:  May 29, 2003

July 1, 2003

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY

INTRODUCTION

Many of BACAP's investment management clients have delegated to BACAP the authority and responsibility to vote proxies for the voting securities held in their accounts. Where BACAP has been granted the authority and accepted the responsibility for voting proxies, it will determine whether and how to do so, in the case of individual proxies, in accordance with this Proxy Voting Policy (the "Policy"). BACAP reserves the right to amend this Policy at any time.

BACAP endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when BACAP expects to routinely abstain from voting:

Proxies may not be voted in cases where BACAP anticipates that it may soon be removing the security from a given client's account.

Proxies will usually not be voted in cases where the security has been loaned from the client's account, or where BACAP determines that the costs to the client and/or the administrative inconvenience of voting the security (e.g., foreign securities) outweigh the benefit of doing so.

Ordinarily, BACAP will not notify clients when it abstains from voting in these routine circumstances.

When BACAP votes proxies it will do so in the best interest of its clients (defined, for this purpose, as in the best interest of enhancing or protecting the economic value of client accounts), considered as a group, as BACAP determines in its sole and absolute discretion.

BACAP generally will not accept proxy voting authority from a client if the client seeks to impose client-specific voting guidelines that may be inconsistent with BACAP's guidelines or with the client's best economic interest in BACAP's view.

PROXY COMMITTEE

Proxy voting is overseen by the BACAP Proxy Committee. The Proxy Committee is composed of senior investment, operations and client service professionals. The Committee is responsible for setting general policy as to the voting of proxies and the maintenance and administration of this Policy. Specifically, the
Committee:

Reviews this Policy and associated Proxy Voting Guidelines annually and approves, from time to time, any amendments which it considers to be advisable and consistent with the Policy's overall mandate of serving the best economic interests of those BACAP advisory clients for which the firm has proxy voting authority.

Considers special proxy issues as may arise from time to time, including voting proxies:

for which the Proxy Voting Guidelines do not provide clear and definitive guidance; and/or where an exception to the established Guidelines may be in the best interests of BACAP clients.

PROXY VOTING ADMINISTRATION

BACAP Operations administers this Policy on a continuous basis through a Proxy Team that reports to BACAP's Managing Director (Operations). The Proxy Team has the following duties:

         o Continuously maintain the Proxy Voting Guidelines and make recommendations, as necessary, to the Proxy Committee regarding their amendment.

         o Monitor upcoming shareholder meetings and solicitations of proxies for such meetings.

         o Routine voting of proxies in accordance with this Policy and BACAP's Proxy Voting Guidelines.

         o Coordinate the Proxy Committee's review of any new or unusual proxy issues.

         o Oversee the work of any third-party proxy service provider which BACAP may retain and the protocols needed to ensure that the service provider timely and accurately accomplishes all votes and fulfills all other responsibilities as directed by BACAP.

         o Coordinate responses to BACAP investment professionals' questions, if any, regarding proxy issues and this Policy, including forwarding specialized proxy research received from the proxy service provider.

         o Establish and preserve (or ensure that BACAP's proxy service provider does so) all required records as to proxy voting.

         o Ensure that clients that so request are timely furnished copies of this Policy.

         o Establish and maintain the means by which reports of proxy voting on behalf of BACAP-advised accounts are timely and confidentially made available to clients of the firm that request to receive these for their accounts.

PROXY VOTING GUIDELINES

BACAP policy is to vote proxies, subject to the foregoing overall best economic interest standard, in accordance with written Proxy Voting Guidelines ("Guidelines"), as established by the Proxy Committee. A copy of the Guidelines is attached and incorporated within this Policy as "Attachment A". As an aid rather than a substitute for applying the Guidelines, BACAP also regularly considers the analysis and recommendations of an independent proxy service provider.

CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC", the ultimate corporate parent of BACAP, Bank of America, N.A. and all of their numerous affiliates) owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of BACAP-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with BACAP's duty, in the proxy voting process, to act in the best economic interest of its clients.

WITHIN BACAP

Conflicts of interest may also arise from the business activities of BACAP. For example, BACAP might manage (or be seeking to manage) the assets of a benefit plan for an issuer. BACAP may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or the Nations Funds, for which BACAP serves as investment adviser, are to be voted for a client's account.

MANAGEMENT OF CONFLICTS

BACAP's policy is to always vote proxies in the best interests of its clients, as a whole, without regard to its own self interest or that of its affiliates. BAC as well as BACAP have various compliance policies and procedures in place in order to address any material conflicts of interest which might arise in this context.


BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

Within BACAP, the BACAP Code of Ethics affirmatively requires that associates of the firm act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of BACAP's clients.

By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Team and the Proxy Committee undertakes:

To disclose to the Managing Director (Operations) or chairperson of the Proxy Committee, respectively, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how BACAP shall vote proxies; and

To refrain from taking into consideration, in the decision as to whether or how BACAP shall vote proxies:

The existence of any current or prospective material business relationship between BACAP, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

Any direct, indirect or perceived influence or attempt to influence such action which the member views as being inconsistent with the purpose or provisions of this Policy or the BAC or BACAP Codes of Ethics.

Where a material conflict of interest is determined to have arisen in the proxy voting process which may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, BACAP's policy is to invoke one or more of the following conflict management procedures:

Convene the Proxy Committee for the purpose of voting the affected proxies in a manner which is free of the conflict.

Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include BACAP's proxy service provider.

In unusual cases, with the client's consent and upon ample notice, forwarding the proxies to BACAP's clients so that they may vote the proxies directly.

AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

BACAP will initially inform clients of this Policy and how a client may learn of BACAP's voting record for the client's securities through summary disclosure in
Part II of BACAP's Form ADV. Upon receipt of a client's request for more information, BACAP will provide to the client a copy of this Policy and/or how BACAP voted proxies for the client pursuant to this policy for up to a one-year period.

"ATTACHMENT A"

BACAP PROXY VOTING GUIDELINES

The following guidelines are to be followed by the BACAP Proxy Team when voting proxies routinely solicited with respect to securities of public companies held in the accounts of BACAP advised clients. These guidelines are to be applied in conjunction with and subject to all provisions of BACAP's Proxy Voting Policy, including the provision of that Policy that all proxies which BACAP votes shall be voted in the best economic interest of its clients.

The guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended for favorable action by the board of directors of publicly held companies other than investment companies. Part II deals with proposals submitted by shareholders for inclusion in the proxy statements of such companies, but which the companies' management and board of directors oppose.
Part III addresses proxies of both sorts regarding investment companies.

BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

Matters Relating to the Board of Directors

Proxies will be voted FOR the election of the company's nominees for director and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

BACAP will WITHHOLD VOTES for one or more nominees for director if

         o        The board does not have a majority of independent directors;
                  or

         o The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the then applicable listing standards of the company's principal market center (e.g., NYSE, AMEX, NASDAQ). Proxies will generally be voted on a CASE-BY-CASE BASIS on board-approved proposals where the board fails to meet these basic independence standards.

BACAP will vote on a CASE-BY-CASE BASIS in contested elections of directors.

BACAP may WITHHOLD VOTES ON A CASE-BY-CASE BASIS for nominees for director that have failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g., failing to implement policies for which a majority of shareholders has previously cast votes in favor), have demonstrated a disregard for the interests of shareholders.

BACAP will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

CORPORATE GOVERNANCE

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to corporate governance (including director and officer liability and indemnity provisions; proxy contest advance notice and expense reimbursement provisions), except as follows:

BACAP will vote FOR proposals to provide or to restore shareholder appraisal rights.

BACAP will usually vote AGAINST proposals:

         o        to eliminate cumulative voting; or

         o        that provide that directors may be removed only for cause; or

         o replacements to fill board vacancies may be voted on only by continuing directors.

COMPENSATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to compensation or benefits issues relating to directors, executives or employees, except as follows:

Except where BACAP withholds votes for a majority of the nominees standing for election as directors, BACAP will vote FOR:

         o Compensation or benefit plans and arrangements (including severance arrangements), subject to the exceptions noted below.

         o Employee stock purchase plans that have the following features: shares purchased under the plan are acquired for no less than 85% of their market value, the offering period under the plan is 27 months or less, and dilution is 10% or less.

BACAP will vote AGAINST stock option plans that permit replacing or repricing of out-of-the-money options, and AGAINST any proposal to authorize the replacement or repricing of such options.

BACAP will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's current market price.

BACAP may vote AGAINST executive compensation or benefits (including severance) proposals on a CASE-BY-CASE BASIS where compensation is viewed by BACAP as being excessive in comparison with prevailing industry standards. In voting on proposals relating to executive compensation or benefits, BACAP will consider whether the proposal has been approved by an independent compensation committee of the board.

CAPITALIZATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization, except that where BACAP is not otherwise withholding votes for a majority of the nominees standing for election as directors:

BACAP will vote FOR proposals relating to the authorization of additional common stock, providing they are not excessively dilutive (except where such proposals relate to a specific transaction, in which case BACAP will vote on a CASE-BY-CASE BASIS).

BACAP will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

BACAP will vote FOR proposals authorizing share repurchase programs.

ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER RESTRUCTURING TRANSACTIONS

BACAP will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, reorganizations, spinoffs, buyouts, liquidations and sale of all or substantially all of a company's assets.

TAKEOVER DEFENSE

BACAP will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions, except as follows:

         o BACAP will vote FOR proposals to opt out of control share acquisition statutes.

         o BACAP will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve specific shareholder rights plans (commonly referred to as "poison pills") or "fair price" provisions.

         o BACAP will vote on a CASE-BY-CASE BASIS on proposals to change place of incorporation to a jurisdiction having anti-takeover laws or whose laws will have an adverse impact on shareholder rights or taxation issues.

OTHER BUSINESS MATTERS

BACAP will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

BACAP will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws.

BACAP will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

BACAP will vote on a CASE-BY-CASE BASIS on all other business matters where BACAP is otherwise withholding votes for the entire board of directors.

BACAP will determine, on a CASE-BY-CASE BASIS, whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

BACAP will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

BACAP will vote FOR shareholder proposals to require shareholder approval or ratification of shareholder rights plans and/or anti-greenmail provisions.

BACAP will vote on a CASE-BY-CASE BASIS on proposals requiring shareholder approval or ratification of executive severance arrangements.

BACAP will vote FOR shareholder proposals that are consistent with BACAP's voting proxy guidelines for board-approved proposals.

BACAP will vote on a CASE-BY-CASE BASIS on other shareholder proposals where BACAP is otherwise withholding votes for a majority of the nominees standing for election as directors.

BACAP will generally abstain from voting on shareholder proposals regarding social, environmental or political matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. BACAP may, on a CASE-BY-CASE BASIS, vote FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders.

INVESTMENT COMPANY MATTERS

Board-Approved Proposals

Proxies will generally be voted FOR board-approved proposals, except as follows:

BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

         o        Contested elections of directors.

         o Approval of investment advisory and/or distribution agreements.

         o        Approval of distribution plans.

         o        Issuance of preferred stock.

         o        Conversion of the company from closed-end to open-end form.

         o        Changes in the "fundamental policies" of the company.

         o        Change in the state or form of organization of the company.

         o Mergers, acquisitions, reorganizations, liquidations or sales of all or substantially all of the assets of the company.

Shareholder Proposals

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

Proposals to terminate or to submit investment advisory and/or distribution agreements for competitive bidding.

Conversion of the company from closed-end to open-end form.


Adopted effective:    July 1, 2003

BRANDES INVESTMENT PARTNERS, L.L.C.

SUMMARY OF OUR PROXY VOTING POLICY

Brandes Investment Partners, L.L.C. generally votes proxies for securities we have selected that are held in client accounts, unless the client has directed us to the contrary in writing. We have adopted written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients. You may obtain information from us about how we voted proxies for securities in your account, on request. You also may obtain a copy of our proxy voting policies and procedures upon request.

HOW WE VOTE POLICES:

We generally vote proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients. Unless a client has given us other instructions, we generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") on these social and political issues and we consider the Ceres, MacBride and Burma Principles when applicable, although we sometimes abstain from voting on these issues.

We have developed Proxy Voting Guidelines, which our Corporate Governance Committee and the relevant investment research team(s) and/or investment committee(s) use in deciding how to vote proxies. The Guidelines, which have been developed with reference to the positions of ISS, set forth our positions on recurring proxy issues and criteria for addressing non-recurring issues and incorporates many of ISS's standard operating policies. Our proxy voting policy and procedures set out these Guidelines.

CLIENT PROXY VOTING POLICIES

If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA plans, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, to the extent possible, comply with each client's proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

ARRANGEMENTS WITH OUTSIDE FIRMS

We use three outside firms, ISS, Investor Responsibility Research Center, and ADP Financial Services, Inc. to assist us in voting proxies. These firms keep us informed of shareholder meeting dates, forward proxy materials to us, translate proxy materials printed in a foreign language, provide us with research on proxy proposals and voting recommendations, and vote proxies in accordance with our instructions. Although we may consider ISS's and others' recommendations on proxy issues, we are ultimately responsible for proxy voting decisions.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of our clients and the interests of Brandes and its employees. For example, we may have a conflict when a company that is soliciting a proxy is an advisory client of Brandes, or when Brandes personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Our Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest. If the Committee identifies such a proposal, the Committee will decide whether it presents a material conflict of interest.

Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Corporate Governance Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Corporate Governance Committee determines that neither Brandes nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, and retirement plans).

If the Corporate Governance Committee determines that Brandes has a material conflict of interest, we may vote a proxy regarding that proposal using any of the following methods:

We may obtain instructions from the client on how to vote the proxy.
If we are able to disclose the conflict to the client, we may do so and obtain the client's consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We may vote according to our Guidelines or, if applicable, the client's proxy voting policies.

Subject to any client imposed proxy voting policies, we may follow the recommendations of an independent third party, such as ISS, for all proxies.

Subject to any client imposed proxy voting policies, we may follow the recommendations of an independent third party only for the proposals that involve a material conflict of interest.

WHEN WE DO NOT VOTE PROXIES

We generally do not vote proxies for securities we have not selected but that are held in a client account, or where we do not have discretionary authority over securities held in a client account.

We generally do not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client, and thus it would not be prudent to vote the proxy. For example, we generally will not vote securities loaned to another party when the costs to the client and/or administrative inconvenience of retrieving these securities outweighs the benefit of voting. Also, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials. Some countries have laws that prevent us from selling shares for a period of time before or after a shareholder meeting. We may decide not to vote shares of foreign stocks subject to these restrictions when we believe the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.

FOR MORE INFORMATION

Please contact your Brandes portfolio management team for more information about our proxy voting policy and procedures, or to obtain a copy of the policy and procedures, which describe our positions on proxy voting issues such as the election of directors, the appointment of auditors, defenses for proxy contests, tender offer defenses (such as poison pills), corporate governance matters, executive and director compensation, and mergers and restructurings. In addition, please contact your Brandes portfolio management team for information concerning how securities in your account were voted.

                         MARSICO CAPITAL MANAGEMENT, LLC
                               PROXY VOTING POLICY

A.       STATEMENT OF POLICY

1. It is the policy of Marsico Capital Management, LLC ("MCM") to vote all proxies over which it has voting authority in the best interest of MCM's clients.

B.       DEFINITIONS

2. By "best interest of MCM's clients," MCM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3.a. By "material conflict of interest," MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when MCM has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and MCM's parent company, Bank of America Corporation ("BAC") or a BAC subsidiary.

3.b. A material conflict of interest ordinarily does not exist when BAC or a BAC subsidiary other than MCM does business with a particular proxy issuer or closely affiliated entity, because: (i) MCM is separately managed from BAC and other subsidiaries; (ii) MCM's employees work in a separate location from BAC and other subsidiaries and do not routinely communicate with them; (iii) MCM generally is not aware of a proxy issuer's (or affiliated entity's) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) MCM has no direct interest in any such business arrangements.

C.       MCM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS

4. Under its investment philosophy, MCM generally invests client funds in a company only if MCM believes that the company's management seeks to serve shareholders' best interests. Because MCM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

5. MCM may periodically reassess its view of company managements. If MCM concludes that a company's management no longer serves shareholders' best interests, MCM generally sells its clients' shares of the company. MCM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.       MCM'S PROXY VOTING PROCEDURES

6. When companies in which MCM has invested client funds issue proxies, MCM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of MCM's clients.

7. If MCM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, MCM generally abstains from voting proxies issued by the company after MCM has made the decision to sell. MCM generally will not notify clients when this type of routine abstention occurs.

8. MCM also may abstain from voting proxies in other circumstances. MCM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. MCM generally will not notify clients when this type of routine abstention occurs.

9. The procedures in this policy apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.       ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

11. Because MCM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect MCM's voting of the proxies.

12.a. Nevertheless, when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity (or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and BAC or a BAC subsidiary), and a material conflict of interest between MCM's interests and clients' interests may appear to exist, MCM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve either:

(i) Causing the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not MCM clients; or

(ii) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies.

MCM generally will not notify clients if it uses either of these usual procedures to resolve an apparent material conflict of interest. MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

12.b. In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit MCM to vote the proxies under its usual policy;

(ii) Abstaining from voting the proxies; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

MCM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.       OTHER EXCEPTIONS

13. On an exceptions basis, MCM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management. MCM generally would notify affected clients of any such exception.

G.       VOTING BY CLIENT INSTEAD OF MCM

14. An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests.

15. MCM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's guidelines or with the client's best economic interest in MCM's view.

16. MCM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.       PERSONS RESPONSIBLE FOR IMPLEMENTING MCM'S POLICY

17. MCM's client services staff has primary responsibility for implementing MCM's proxy voting procedures, including ensuring that proxies are timely submitted. MCM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

18. MCM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I.       RECORDKEEPING

19. MCM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

(i)  Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii)  Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

(v) Written client requests for proxy voting information, and (vi) written responses by MCM to written or oral client requests.

20. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

21. MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of MCM or a service provider for the first two years).

J.       AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

23. MCM will initially inform clients of this policy and how a client may learn of MCM's voting record for the client's securities through summary disclosure in
Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide to the client a copy of this proxy voting policy and/or how MCM voted proxies for the client during the period since this policy was adopted.

Adopted effective March 31, 2003

MACKAY SHIELDS LLC
PROXY VOTING POLICIES AND PROCEDURES
FOR THE NATIONS HIGH YIELD BOND FUND


1. POLICY.

         MacKay Shields shall vote the proxies of its clients solely in the interest of its clients and for the exclusive purpose of providing benefits to them. MacKay Shields shall not subordinate the interests of clients to unrelated objectives. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to clients of MacKay Shields have not been received, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it does not receive.

         MacKay Shields shall report annually (or more frequently upon request) to its clients on proxy votes cast on their behalf. These proxy-voting reports will demonstrate MacKay Shields's compliance with its fiduciary duty and will facilitate clients' monitoring of MacKay Shields.

         MacKay Shields shall consider the attached guidelines, Schedule A, as it evaluates proposals appearing on proxy ballots it votes on behalf of its clients. Any deviation from these guidelines must be requested in writing by a client and approved by MacKay's General Counsel or Chief Compliance Officer.

2. VOTING DELEGATION.

         The marketing or client service person responsible for establishing the account is also responsible for determining whether the client wishes to delegate proxy-voting authority to MacKay Shields. The delegation of voting authority to MacKay Shields, and MacKay's use of a third-party vendor (currently Institutional Shareholder Services "ISS") shall be memorialized in the client's investment management agreement. ISS shall be notified of new accounts using the Form attached as Schedule B.

3. CONFLICTS OF INTEREST.

         In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the pre-determined policy drafted by ISS. The ISS proxy guidelines are drafted to insure that all proxies are voted solely in the interest of our clients. Any proposed deviation from the standard policy must be submitted to the MacKay Shields Legal/Compliance department for review and approval. All votes cast that deviate from the standard policy must be submitted for review by the MacKay Shields Compliance Committee.

4. REVIEW VOTING AND GUIDELINES.

         As part of its periodic reviews, MacKay Shields' Compliance Department will conduct an annual review of the prior year's proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the MacKay Shields Compliance Committee.

SCHEDULE A


INSTITUTIONAL SHAREHOLDER SERVICES
VOTING POLICY

SCHEDULE A

ISS PROXY VOTING
GUIDELINES
SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent

         o        Fees for non-audit services are excessive, or

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company,whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse

         o Implement or renew a dead-hand or modified dead-hand poison pill

         o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

         o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         o Failed to act on takeover offers where the majority of the shareholders tendered their shares

         o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

         o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

         o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

         o        Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

         o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

         o        Majority of independent directors on board

         o        All-independent key committees

         o        Committee chairpersons nominated by the independent directors

         o CEO performance reviewed annually by a committee of outside directors

         o        Established governance guidelines

         o        Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

         o Long-term financial performance of the target company relative to its industry; management's track record

         o        Background to the proxy contest

         o        Qualifications of director nominees (both slates)

         o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

         o        Purchase price

         o        Fairness opinion

         o        Financial and strategic benefits

         o        How the deal was negotiated

         o        Conflicts of interest

         o        Other alternatives for the business

         o        Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Impact on the balance sheet/working capital

         o        Potential elimination of diseconomies

         o        Anticipated financial and operating benefits

         o        Anticipated use of funds

         o        Value received for the asset

         o        Fairness opinion

         o        How the deal was negotiated

         o        Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When valuating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

         o        Dilution to existing shareholders' position

         o        Terms of the offer

         o        Financial issues

         o        Management's efforts to pursue other alternatives

         o        Control issues

         o        Conflicts of interest.

         o Vote FOR the debt restructuring if it is expected that the company will file for

         o        bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

         o        The reasons for the change

         o        Any financial or tax benefits

         o        Regulatory benefits

         o        Increases in capital structure

         o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

         o        Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis,determining whether the transaction enhances shareholder value by giving consideration to the following:

         o Prospects of the combined company, anticipated financial and operating benefits

         o        Offer price

         o        Fairness opinion

         o        How the deal was negotiated

         o        Changes in corporate governance

         o        Change in the capital structure o Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

         o        Tax and regulatory advantages

         o        Planned use of the sale proceeds

         o        .Valuation of spinoff

         o        .Fairness opinion

         o        .Benefits to the parent company

         o        .Conflicts of interest

         o        .Managerial incentives

         o        .Corporate governance changes

         o        .Change in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders

         o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check"preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION


Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for: Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), Cash compensation, and Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors. Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         o        Historic trading patterns
         o        Rationale for the repricing
         o        Value-for-value exchange
         o        Option vesting
         o        Term of the option
         o        .Exercise price
         o        .Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

         o        Purchase price is at least 85 percent of fair market value

         o        Offering period is 27 months or less, and

         o        Potential voting power dilution (VPD) is ten percent or less.

         o Vote AGAINST employee stock purchase plans where any of the following apply:

         o Purchase price is less than 85 percent of fair market value, or

         o        Offering period is greater than 27 months, or

         o        VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

         o Whether the proposal mandates that all awards be performance-based

         o Whether the proposal extends beyond executive awards to those of lower-ranking employees

         o .Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

         o The parachute should be less attractive than an ongoing employment opportunity with the firm

         o The triggering mechanism should be beyond the control of management

         o .The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

         o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

         o The availability and feasibility of alternatives to animal testing to ensure product safety, and

         o        The degree that competitors are using animal-free testing.

         o Generally vote FOR proposals seeking a report on the company's animal welfare

         o        standards unless:

         o .The company has already published a set of animal welfare standards and monitors compliance

         o .The company's standards are comparable to or better than those of peer firms, and

         o .There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

         o        .Whether the proposal focuses on a specific drug and region

         o .Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

         o .The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

         o .Whether the company already limits price increases of its products

         o .Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

         o        .The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

         o        The costs and feasibility of labeling and/or phasing out

         o .The nature of the company's business and the proportion of it affected by the proposal

         o .The proportion of company sales in markets requiring labeling or GMO-free products

         o        The extent that peer companies label or have eliminated GMOs

         o .Competitive benefits, such as expected increases in consumer demand for the company's products

         o .The risks of misleading consumers without federally mandated, standardized labeling

         o        .Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

         o        The extent that peer companies have eliminated GMOs

         o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

         o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

         o .The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

         o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

         o .Whether the company has adequately disclosed the financial risks of its subprime business

         o Whether the company has been subject to violations of lending laws or serious lending controversies

         o .Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

         o        Second-hand smoke:

         o Whether the company complies with all local ordinances and regulations

         o .The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

         o        .The risk of any health-related liabilities.

         o        Advertising to youth

         o .Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

         o .Whether the company has gone as far as peers in restricting advertising

         o .Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

         o .Whether restrictions on marketing to youth extend to foreign countries

         o Cease production of tobacco-related products or avoid selling products to tobacco companies:

         o        .The percentage of the company's business affected

         o .The economic loss of eliminating the business versus any potential tobacco-related liabilities.

         o        Spinoff tobacco-related businesses:

         o        .The percentage of the company's business affected

         o        .The feasibility of a spinoff

         o .Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

         o Whether there are publicly available environmental impact reports;

         o .Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

         o        .The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

         o .The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

         o .The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

         o .Environmentally conscious practices of peer companies, including endorsement of CERES

         o        .Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

         o The company's level of disclosure lags that of its competitors, or

         o .The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

         o .The nature of the company's business and the percentage affected

         o        .The extent that peer companies are recycling

         o        .The timetable prescribed by the proposal

         o        .The costs and methods of implementation

         o .Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

         o .The nature of the company's business and the percentage affected

         o .The extent that peer companies are switching from fossil fuels to cleaner sources

         o        .The timetable and specific action prescribed by the proposal

         o        .The costs of implementation

         o        .The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         o        The relevance of the issue to be linked to pay

         o .The degree that social performance is already included in the company's pay structure and disclosed

         o .The degree that social performance is used by peer companies in setting pay

         o .Violations or complaints filed against the company relating to the particular social performance measure

         o .Artificial limits sought by the proposal, such as freezing or capping executive pay

         o        .Independence of the compensation committee

         o        .Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         o The company is in compliance with laws governing corporate political activities, and

         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

         o There are serious controversies surrounding the company's China operations, and

         o .The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         o        .The nature and amount of company business in that country

         o        .The company's workplace code of conduct

         o        .Proprietary and confidential information involved

         o .Company compliance with U.S. regulations on investing in the country

         o        .Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

         o .Agreements with foreign suppliers to meet certain workplace standards

         o        .Whether company and vendor facilities are monitored and how

         o        .Company participation in fair labor organizations

         o        .Type of business

         o        .Proportion of business conducted overseas

         o        .Countries of operation with known human rights abuses

         o .Whether the company has been recently involved in significant labor and human rights controversies or violations

         o        .Peer company standards and practices

         o        .Union presence in company's international factories

         o Generally vote FOR reports outlining vendor standards compliance unless any of the

         o        following apply:

                  o .The company does not operate in countries with significant human rights violations

                  o .The company has no recent human rights controversies or violations, or

                  o .The company already publicly discloses information on its vendor standards

                  o        compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

         o Company compliance with or violations of the Fair Employment Act of 1989

         o .Company antidiscrimination policies that already exceed the legal requirements

         o        .The cost and feasibility of adopting all nine principles

         o .The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

         o        .The potential for charges of reverse discrimination

         o .The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

         o        .The level of the company's investment in Northern Ireland

         o        .The number of company employees in Northern Ireland

         o        .The degree that industry peers have adopted the MacBride
                  Principles

         o .Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         o Whether the company has in the past manufactured landmine components

         o        Whether the company's peers have renounced future production

         o Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         o .What weapons classifications the proponent views as cluster bombs

         o .Whether the company currently or in the past has manufactured cluster bombs or their components

         o .The percentage of revenue derived from cluster bomb manufacture

         o        .Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         o        The information is already publicly available or

         o .The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

         o .The board composition is reasonably inclusive in relation to companies of similar size and business or

         o .The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

         o        .The degree of board diversity

         o        .Comparison with peer companies

         o        .Established process for improving board diversity

         o        .Existence of independent nominating committee

         o        .Use of outside search firm

         o        .History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

         o        .The company has well-documented equal opportunity programs

         o .The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         o .The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

         o The composition of senior management and the board is fairly inclusive

         o .The company has well-documented programs addressing diversity initiatives and leadership development

         o .The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

         o .Whether the company's EEO policy is already in compliance with federal, state and local laws

         o .Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

         o .The industry norm for including sexual orientation in EEO statements

         o .Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

         o        Board structure

         o        .Director independence and qualifications

         o        .Attendance at board and committee meetings.

         o        Votes should be withheld from directors who:

         o .Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

         o .Ignore a shareholder proposal that is approved by a majority of shares outstanding

         o .Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         o .Are interested directors and sit on the audit or nominating committee, or

         o .Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

         o        .Past performance as a closed-end fund

         o        .Market in which the fund invests

         o        .Measures taken by the board to address the discount

         o        .Past shareholder activism, board activity

         o        .Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        .Past performance relative to its peers

         o        .Market in which fund invests

         o        .Measures taken by the board to address the issues

         o .Past shareholder activism, board activity, and votes on related proposals

         o        .Strategy of the incumbents versus the dissidents

         o        .Independence of directors

         o        .Experience and skills of director candidates

         o        .Governance profile of the company

         o        .Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        .Proposed and current fee schedules

         o        .Fund category/investment objective

         o        .Performance benchmarks

         o        .Share price performance compared to peers

         o        .Resulting fees relative to peers

         o .Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        .Stated specific financing purpose

         o        .Possible dilution for common shares

         o        .Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        .Potential competitiveness

         o        .Regulatory developments

         o        .Current and potential returns

         o        .Current and potential risk.

         o Generally vote FOR these amendments as long as the proposed changes do not

         o fundamentally alter the investment focus of the fund and do comply with the current SEC

         o        interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL

RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

         o        .The fund's target investments

         o        .The reasons given by the fund for the change

         o        .The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Political/economic changes in the target market

         o        .Consolidation in the target market

         o        .Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        .Potential competitiveness

         o        .Current and potential returns

         o        .Risk of concentration

         o        Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

         o        Strategies employed to salvage the company

         o        The fund's past performance

         o        Terms of the liquidation.

         o

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to
the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        The degree of change implied by the proposal

         o        The efficiencies that could result

         o The state of incorporation o Regulatory standards and implications.

         o        Vote AGAINST any of the following changes:

                  o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

                  o Removal of shareholder approval requirement for amendments to the new declaration of trust

                  o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

                  o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

                  o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

                  o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

         o        Regulations of both states

         o        Required fundamental policies of both states

         o        Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

         o        Fees charged to comparably sized funds with similar objectives

         o        The proposed distributor's reputation and past performance

         o        The competitiveness of the fund in the industry

         o        Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

         o        Resulting fee structure

         o        Performance of both funds

         o        Continuity of management personnel

         o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

         o        Performance of the fund's NAV

         o        The fund's history of shareholder relations

         o        The performance of other funds under the advisor's management.

SCHEDULE B
ISS

New/Closed Account Information


Insert Date
Insert Bank/Broker Contact Name
Insert Bank/Broker Firm Name
Insert Bank/Broker Address
Contact Phone
Contact Fax


RE: CHANGE OF PROXY CARD MAILING ADDRESS FOR THE FOLLOWING MACKAY SHIELDS
ACCOUNTS: INSERT NAME(s) AND CORRESPONDING ACCOUNT NUMBER(s) REQUIRING ADDRESS CHANGE

This letter serves as notice that our firm has retained Institutional Shareholder Services (ISS) to act as the voting agent for the securities held in the account(s) noted above for which we have a fiduciary obligation to vote.

EFFECTIVE IMMEDIATELY, please direct all ballots, meeting notices, and other proxy materials to ISS as follows:

ISS/1702/MACKAY SHIELDS
2099 Gaither Road
Suite 501
Rockville, Maryland 20850-4045

Note: All proxy materials sent to ISS MUST include ISS/1702/MACKAY SHIELDS in the address field, as this code expedites processing of our proxies at ISS.

THIS MAIL ISS/1702/MACKAY SHIELDS PERTAINS ONLY TO THE ACCOUNT(s) NOTED ABOVE AND SHOULD BE USED ONLY WHEN FORWARDING PROXIES AND MATERIALS FOR THESE SPECIFIED ACCOUNTS.

Please continue to send ALL NON-PROXY MATERIALS DIRECTLY TO MACKAY SHIELDS.

In order for ISS to track that the custodian(s) have followed and complied with our above instructions, please FAX a copy of this letter with your initials and date the address change was made to the ISS representative listed below:
-------------------------------------------------------------------------------------------------------------
FAX TO:                                                                      FOR CUSTODIAN USE ONLY:
U.S. Voting Agent Service                                          Signature of person authorizing change:
Institutional Shareholder Services
                                                                   ------------------------------------------

FAX: 301.545.4651                                                    Date address change was made:
PHONE: 301.545.4125                                                         /     /
                                                                     ------  -----  ------


Please be advised that members of the ISS staff are authorized by our firm to contact you directly in the event that proxies for any of the above-noted accounts have not been received. We ask that you cooperate fully with the ISS staff to ensure that our ballots are voted in a timely manner.

Thank you for your prompt assistance in this matter.

Sincerely,


AUTHORIZED CLIENT SIGNATURE

                         NATIONS SEPARATE ACCOUNT TRUST

                            ONE BANK OF AMERICA PLAZA

                                   33RD FLOOR
                               CHARLOTTE, NC 28255
                                 1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22.          EXHIBITS

      All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-40265; 811-08481)

EXHIBIT LETTER    DESCRIPTION

(a)               Articles of Incorporation:

(a)(1) Amended and Restated Declaration of Trust dated February 5, 1998, incorporated by reference to Post-Effective Amendment No. 4, filed March 7, 2000.

(b)               Bylaws:

(b)(1) Amended and Restated Bylaws dated February 5, 1998, last amended February 22, 2001, incorporated by reference to Post-Effective Amendment No. 8, filed April 30, 2001.

(c)               Instruments Defining Rights of Securities Holders:

                  Not Applicable

(d)               Investment Advisory Contracts:

(d)(1) Investment Advisory Agreement between Banc of America Capital Management, LLC ("BACAP") and Nations Separate Account Trust (formerly Nations Annuity Trust) ("Registrant") dated January 1, 2003, Schedule I amended December 1, 2004 filed herewith.

EXHIBIT LETTER    DESCRIPTION

(d)(2) Investment Advisory Agreement between BACAP and the Registrant dated January 1, 2003, Schedule I amended December 1, 2004, filed herewith.

(d)(3) Sub-Advisory Agreement among BACAP, Marsico Capital Management, LLC ("Marsico Capital") and the Registrant dated January 1, 2003, Schedule I amended November 2, 2004, filed herewith.

(d)(4) Sub-Advisory Agreement among BACAP, Brandes Investment Partners, L.P. ("Brandes") and the Registrant dated January 1, 2003, incorporated by reference to Post-Effective Amendment No. 12, filed April 30, 2003.

(d)(5) Sub-Advisory Agreement among BACAP, MacKay Shields LLC ("MacKay Shields") and the Registrant dated January 1, 2003, incorporated by reference to Post-Effective Amendment No. 12, filed April 30, 2003.

(e)               Underwriting Contract:

(e)(1) Distribution Agreement between the Registrant and BACAP Distributors, LLC ("BACAP Distributors") dated January 1, 2003, Schedule I amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(f)               Bonus or Profit Sharing Contracts:

(f)(1) Deferred Compensation Plan adopted August 6, 1997, last amended November 19, 2003, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(g)               Custodian Agreements:

(g)(1) Amended and Restated Custody Agreement between the Registrant and The Bank of New York ("BNY") dated July 2, 2001, Schedule I amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

EXHIBIT LETTER    DESCRIPTION

(h)               Other Material Contracts:

(h)(1) Administration Agreement among the Registrant and BACAP Distributors dated January 1, 2003, Schedule A amended January 23, 2004, Schedule B amended January 1, 2004, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(h)(2) Sub-Administration Agreement among the Registrant, BNY and BACAP Distributors dated January 1, 2003, Schedule I amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(h)(3)            Transfer Agency and Services Agreement between PFPC Inc.
                  (formerly First Data Investor Services Group, Inc.) ("PFPC") and the Nations Funds family dated June 1, 1995, Schedule G amended March 31, 2004, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(h)(4) Adoption Agreement and Amendment to Transfer Agency and Service Agreement dated February 25, 1998, incorporated by reference to Post-Effective Amendment No. 4, filed March 7, 2000.

(h)(5) Amendment to Transfer Agency and Services Agreement dated December 1, 1999, incorporated by reference to Post-Effective Amendment No. 4, filed March 7, 2000.

(h)(6) Participation Agreement with Hartford Life Insurance Company ("Hartford") dated March 13, 1998, incorporated by reference to Post-Effective Amendment No. 4, filed March 7, 2000.

(h)(7) Amendment No. 1 to the Participation Agreement with Hartford dated May 1, 2002, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(h)(8) Amendment No. 2 to the Participation Agreement with Hartford dated May 1, 2003, filed herewith.

(h)(9) Participation Agreement with Anchor National Life Insurance Company dated December 1, 2000, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

EXHIBIT LETTER    DESCRIPTION

(h)(10) Participation Agreement among the Registrant, Transamerica Life Insurance Company ("Transamerica"), Stephens Inc. and AFSG Securities Corporation dated May 1, 2001, incorporated by reference to Post-Effective Amendment No. 8, filed April 30, 2001.

(h)(11) Amendment No. 1 to the Participation Agreement with Transamerica dated May 1, 2002, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(h)(12) Amendment No. 2 to the Participation Agreement with Transamerica dated May 1, 2003, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(h)(13) Amendment No. 3 to the Participation Agreement with Transamerica dated May 1, 2004, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(h)(14) Participation Agreement with GE Life and Annuity Assurance Company dated May 1, 2003, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(h)(15) Participation Agreement with First SunAmerica Life Insurance Company dated January 1, 2003, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(h)(16) Amended and Restated Foreign Custody Manager Agreement between BNY and the Nations Funds family dated July 2, 2001, Appendix dated January 23, 2004, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(i)               Legal Opinion

(i)(1) Opinion and Consent of Counsel -- Morrison & Foerster LLP, filed herewith.

(j)               Other Opinions

(j)(1) Opinion and Consent of PricewaterhouseCoopers LLP, filed herewith.

EXHIBIT LETTER    DESCRIPTION

(k)               Omitted Financial Statements

                  Not Applicable

(l)               Initial Capital Agreement:

(l)(1) Investment Letter, incorporated by reference to Pre-Effective Amendment No. 1, filed February 20, 1998.

(m)               Rule 12b-1 Plan:

(m)(1) Shareholder Servicing and Distribution Plan, last amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 15, filed April 30, 2004.

(n)               Rule 18f-3 Plan:

                  Not Applicable

(p)               Codes of Ethics:

(p)(1) Nations Funds Code of Ethics, effective February 2005, filed herewith.

(p)(2) Columbia Management Group Code of Ethics, effective January 1, 2005, filed herewith.

(p)(3) Marsico Capital Code of Ethics, incorporated by reference to Post-Effective Amendment No. 10, filed April 30, 2002.

(p)(4) Brandes Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(p)(5) MacKay Shields Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(q)(1) Powers of Attorney for Minor Mickel Shaw, Edward J. Boudreau, Jr., William A. Hawkins, R. Glenn Hilliard, William P. Carmichael, filed herewith.

(q)(2)            Power of Attorney for Keith Banks, filed September 3, 2004.

ITEM  23. PERSONS CONTROLLED BY OF UNDER COMMON CONTROL WITH THE FUND

            No person is controlled by or under common control with the Registrant.

ITEM  24. INDEMNIFICATION

            Article V, Section 5.3 of the Registrant's Declaration of Trust provides for the indemnification of the Registrant's trustees, officers, employees and other agents. Indemnification of the Registrant's administrators, distributor, custodian and transfer agent is provided for, respectively, in the
Registrant's:

            1. Administration Agreement with BACAP Distributors;

            2. Sub-Administration Agreement with BNY and BACAP Distributors;

            3. Distribution Agreement with BACAP Distributors;

            4. Custody Agreement with BNY; and

            5. Transfer Agency and Services Agreement with PFPC.

            Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in such case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

            The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the Securities Act of 1933, as amended (the "1933 Act") and Release No. 11330 under the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with any indemnification.

            Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM  25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      To the knowledge of the Registrant, none of the directors or officers of BACAP, the adviser to the Registrant's portfolios, or Marsico Capital, Brandes or MacKay Shields, the investment sub-advisers, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of BACAP or Marsico Capital respectively, or other subsidiaries of Bank of America Corporation.

      (a) BACAP performs investment sub-advisory services for the Registrant and certain other customers. BACAP is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by BACAP (formerly TradeStreet Investment Associates, Inc.) with the SEC pursuant to the Advisers Act (file no. 801-50372).

      (b) Marsico Capital performs investment sub-advisory services for the Registrant and certain other customers. Marsico Capital is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Marsico Capital with the SEC pursuant to the Advisers Act (file no. 801-54914).

      (c) Brandes performs investment sub-advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Brandes with the SEC pursuant to the Advisers Act (file no. 801-24896)

      (d) MacKay Shields performs investment sub-advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by MacKay Shields with the SEC pursuant to Advisers Act (file no. 801-5594).

ITEM  26. PRINCIPAL UNDERWRITERS

      (a) BACAP Distributors, placement agent for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Separate Account Trust and Nations Funds Trust both of which are registered open-end management investment companies.

      (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by BACAP Distributors with the SEC pursuant to the 1940 Act (file No. 801-49874).

      (c) Not applicable.

ITEM  27. LOCATION OF ACCOUNTS AND RECORDS

      (1) BACAP, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

      (2) Marsico Capital, 1200 17th Street, Suite 1300, Denver, CO 80202 (records relating to its function as investment sub-adviser).

      (3) Brandes, 11988 El Camino Real, San Diego, CA 92130 (records relating to its function as investment sub-adviser).

      (4) MacKay Shields, 9 West 57th Street, New York, New York, 10019 (records relating to its function as investment sub-advisor).

      (5) PFPC 400 Bellevue Parkway, Wilmington, DE 19809 (records relating to its function as transfer agent).

      (6) BNY, 100 Church Street, 10th Floor, New York, NY 10286 (records relating to its function as custodian and sub-administrator).

      (7) BACAP Distributors, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as distributor and administrator).

      (8) Bank of America, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as sub-transfer agent).

ITEM  28. MANAGEMENT SERVICES

      Not Applicable

ITEM  29. UNDERTAKINGS

      Not Applicable

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina on the 29th day of April, 2005.

                                       NATIONS FUNDS TRUST


                                       By:                   *
                                           -------------------------------------
                                           Christopher Wilson
                                           President and Chief Executive Officer


                                       By: /s/ R. Scott Henderson
                                           -------------------------------------
                                           R. Scott Henderson
                                           *Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

            SIGNATURES                         TITLE                 DATE
            ----------                         -----                 ----


                 *                           Chairman           April 29, 2005
----------------------------------   of the Board of Trustees
(William P. Carmichael)

                 *                    Chief Financial Officer   April 29, 2005
----------------------------------   (Principal Financial and
(J. Kevin Connaughton)                  Accounting Officer)


                 *                            Trustee           April 29, 2005
----------------------------------
(Edward J. Boudreau, Jr.)


                 *                            Trustee           April 29, 2005
----------------------------------
(William A. Hawkins)


                 *                            Trustee           April 29, 2005
----------------------------------
(R. Glenn Hilliard)


                 *                            Trustee           April 29, 2005
----------------------------------
(Minor Mickel Shaw)


/s/ R. Scott Henderson
----------------------------------
R. Scott Henderson
*Attorney-in-Fact